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                                                                  EXECUTION COPY










                     FIRST AMENDED STOCK PURCHASE AGREEMENT

                                     between

                         GATX RAIL CORPORATION ("RAIL"),

                 GATX TERMINALS HOLDING CORPORATION ("HOLDINGS")

                                       and

                KINDER MORGAN ENERGY PARTNERS, L.P. ("PURCHASER")

                                February 28, 2001



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                                TABLE OF CONTENTS

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ARTICLE 1             PURCHASE AND SALE OF TERMINALS..............................................1

                  1.1      Purchase and Sale of Terminals Stock...................................1

                  1.2      Payment at the Terminals Closing.......................................1

                  1.3      Determination of Working Capital Adjustment............................1

                  1.4      Purchase Price Allocation..............................................4

                  1.5      Additional Payment at Terminals Closing................................4

                  1.6      General and Administrative Expenses Regarding the Terminals
                           Companies..............................................................4

         ARTICLE 1A            PURCHASE AND SALE OF GPL...........................................4

                           1A.1     Purchase and Sale of GPL Stock................................4

                           1A.2     Payment at Closing............................................4

                           1A.3     Determination of Working Capital Adjustment and Debt
                                    Adjustment....................................................5

                           1A.4     Purchase Price Allocation.....................................7

ARTICLE 2             REPRESENTATIONS AND WARRANTIES OF SELLER WITH
                      RESPECT TO THE TERMINALS COMPANIES..........................................8

                  2.1      Authority of Seller....................................................8

                  2.2      Capitalization; Seller's Ownership of Terminals Companies..............8

                  2.3      Organization...........................................................9

                  2.4      Consents and Approvals.................................................9

                  2.5      Personal Property.....................................................10

                  2.6      Real Property.........................................................10

                  2.7      Leased Real Property..................................................10

                  2.8      Intellectual Property.................................................10

                  2.9      Financial Statements..................................................11

                  2.10     No Material Adverse Change............................................12

                  2.11     Tax Matters...........................................................12

                  2.12     Laws and Regulations; Litigation......................................13

                  2.13     ERISA and Related Matters.............................................14

                  2.14     Material Contracts....................................................16

                  2.15     Brokers, Etc..........................................................18

                  2.16     Insurance.............................................................18
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                  2.17     Employees.............................................................18

                  2.18     Environmental.........................................................18

                  2.19     Environmental Permits.................................................19

                  2.20     Affiliate Transactions................................................20

                  2.21     Licenses; Permits.....................................................20

                  2.22     Hedging...............................................................20

                  2.23     Bankruptcy............................................................20

                  2.24     Other Disclosures.....................................................20

         ARTICLE 2A            REPRESENTATIONS AND WARRANTIES OF SELLER
                               WITH RESPECT TO THE CALNEV COMPANIES..............................20

                           2A.1     Authority of Seller..........................................20

                           2A.2     Capitalization; Seller's Ownership of the Calnev
                                    Companies....................................................21

                           2A.3     Organization.................................................21

                           2A.4     Consents and Approvals.......................................21

                           2A.5     Personal Property............................................22

                           2A.6     Real Property................................................22

                           2A.7     Leased Real Property.........................................22

                           2A.8     Intellectual Property........................................23

                           2A.9     Financial Statements.........................................23

                           2A.10    No Material Adverse Change...................................23

                           2A.11    Tax Matters..................................................24

                           2A.12    Laws and Regulations; Litigation.............................25

                           2A.13    ERISA and Related Matters ...................................26

                           2A.14    Material Contracts...........................................28

                           2A.15    Brokers, Etc.................................................29

                           2A.16    Insurance....................................................29

                           2A.17    Employees....................................................29

                           2A.18    Environmental................................................30

                           2A.19    Environmental Permits........................................31

                           2A.20    Affiliate Transactions.......................................31
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                           2A.21    Licenses; Permits............................................31

                           2A.22    Hedging......................................................31

                           2A.23    Bankruptcy...................................................31

                           2A.24    Other Disclosures............................................31

ARTICLE 3             REPRESENTATIONS AND WARRANTIES OF PURCHASER................................31

                  3.1      Authority of Purchaser................................................31

                  3.2      Brokers, Etc..........................................................32

                  3.3      Securities............................................................32

                  3.4      Financing.............................................................32

                  3.5      Independent Investigation.............................................32

ARTICLE 4             COVENANTS OF SELLER WITH RESPECT TO THE
                      TERMINALS COMPANIES........................................................33

                  4.1      Corporate and Other Actions...........................................33

                  4.2      Full Access...........................................................33

                  4.3      Ordinary Course of Business...........................................33

                  4.4      HSR Filings...........................................................34

                  4.5      [Intentionally omitted]...............................................34

                  4.6      Registration Statements and Periodic Reports..........................34

                  4.7      Intercompany Accounts and Contracts...................................34

                  4.8      Conversion into Single-Member Limited Liability Companies.............35

                  4.9      No Solicitations......................................................35

                  4.10     Confidentiality.......................................................35

                  4.11     Insurance.............................................................36

                  4.12     Excluded Companies....................................................36

                  4.13     No Solicitation of Continuing Employees...............................36

                  4.14     Consents..............................................................37

                  4.15     Argo Lease............................................................37

         ARTICLE 4A            COVENANTS OF SELLER WITH RESPECT TO THE
                               CALNEV COMPANIES..................................................38

                           4A.1     Corporate and Other Actions..................................38

                           4A.2     Full Access..................................................38
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                           4A.3     Ordinary Course of Business..................................38

                           4A.4     Intercompany Accounts and Contracts..........................39

                           4A.5     Conversion into Single-Member Limited Liability Companies....39

                           4A.6     No Solicitations.............................................39

                           4A.7     Confidentiality..............................................40

                           4A.8     Insurance....................................................40

                           4A.9     No Solicitation of Continuing Employees......................40

                           4A.10    Consents Prior to the Calnev Closing.........................41

                           4A.11    HSR Filing With Respect to the Calnev Companies..............41

ARTICLE 5             COVENANTS OF PURCHASER WITH RESPECT TO THE
                      TERMINALS COMPANIES........................................................41

                  5.1      Corporate and Other Actions...........................................41

                  5.2      Confidentiality.......................................................41

                  5.3      Terminals Employees and Benefit Plans.................................42
                  5.4      Full Access...........................................................47

                  5.5      HSR Filings...........................................................47

                  5.6      Directors' and Officers' Indemnification..............................47

                  5.7      Use of GATX Name......................................................48

                  5.8      Assumption of Obligations.............................................48

                  5.9      Services to Terminal de Productos Especializados S.A. de C.V.;
                           Other Services........................................................48

                  5.10     License Agreement with KTSB...........................................48

                  5.11     Agreement with Nippon GATX Company Limited............................48

                  5.12     License to the Calnev Companies.......................................49

         ARTICLE 5A            COVENANTS OF PURCHASER WITH RESPECT TO THE
                               CALNEV COMPANIES..................................................49

                           5A.1     Corporate and Other Actions..................................49

                           5A.2     Confidentiality..............................................49

                           5A.3     Calnev Employees and Benefit Plans...........................49

                           5A.4     Full Access..................................................54

                           5A.5     Directors' and Officers' Indemnification.....................54
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                           5A.6     Use of GATX Name.............................................54

                           5A.7     HSR Filing With Respect to the Calnev Companies..............55

                           5A.8     Assumption of Obligations....................................55

ARTICLE 6             CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER
                      WITH RESPECT TO TERMINALS SALE.............................................55

                  6.1      Warranties True as of Both Present Date and Closing Date..............55

                  6.2      Compliance with Agreements and Covenants..............................56

                  6.3      Competition Law Approvals.............................................56

                  6.4      Injunctions; Consents.................................................56

                  6.5      Deliveries by Seller..................................................56

         ARTICLE 6A            CONDITIONS PRECEDENT TO OBLIGATIONS OF
                               PURCHASER WITH RESPECT TO CALNEV SALE.............................56

                           6A.1     Warranties True as of Both Present Date and Closing Date.....56

                           6A.2     Compliance with Agreements and Covenants.....................57

                           6A.3     Competition Law Approvals....................................57

                           6A.4     Injunctions; Consents........................................57

                           6A.5     Deliveries by Seller.........................................58

ARTICLE 7             CONDITIONS PRECEDENT TO OBLIGATIONS OF
                      SELLER WITH RESPECT TO TERMINALS COMPANIES SALE ...........................58

                  7.1      Warranties True as of Both Present Date and Closing Date..............58

                  7.2      Compliance with Agreements and Covenants..............................58

                  7.3      Competition Law Approvals.............................................58

                  7.4      Injunctions; Consents.................................................58

                  7.5      Deliveries by Purchaser...............................................58

         ARTICLE 7A            CONDITIONS PRECEDENT TO OBLIGATIONS OF
                               SELLER WITH RESPECT TO CALNEV SALE................................58

                           7A.1     Warranties True as of Both Present Date and Closing Date.....59

                           7A.2     Compliance with Agreements and Covenants.....................59

                           7A.3     Competition Law Approvals....................................59

                           7A.4     Injunctions; Consents........................................59

                           7A.5     Deliveries by Purchaser......................................59

ARTICLE 8             TERMINALS CLOSING..........................................................59
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                  8.1      Terminals Closing.....................................................59

                  8.2      Seller's Deliveries...................................................59

                  8.3      Purchaser's Deliveries................................................60

                  8.4      Termination...........................................................60

         ARTICLE 8A            CALNEV CLOSING; ASSET DIVISION....................................61

                           8A.1     Calnev Closing...............................................61

                           8A.2     Seller's Deliveries..........................................61

                           8A.3     Purchaser's Deliveries.......................................61

                           8A.4     Termination..................................................62

                           8A.5     Asset Division...............................................62

                           8A.6     Actions Taken Contemporaneously with Asset Division..........64

                           8A.7     Special Severance Payment....................................67

ARTICLE 9             SURVIVAL AND INDEMNIFICATION RELATING TO
                      TERMINALS SALE.............................................................67

                  9.1      Survival..............................................................67

                  9.2      Indemnification by Seller.............................................67

                  9.3      Indemnification by Purchaser..........................................69

                  9.4      Schedule 9.2(a) Matters...............................................70

         ARTICLE 9A            SURVIVAL AND INDEMNIFICATION RELATING TO
                               CALNEV SALE.......................................................71

                           9A.1     Survival.....................................................71

                           9A.2     Indemnification by Seller....................................71

                           9A.3     Indemnification by Purchaser.................................73

         ARTICLE 9B            SURVIVAL AND INDEMNIFICATION GENERALLY............................74

                           9B.1     Claims.......................................................74

                           9B.2     Notice of Third Party Claims; Assumption of Defense..........74

                           9B.3     Settlement or Compromise.....................................75

                           9B.4     Time Limits..................................................75

                           9B.5     Net Losses and Subrogation...................................75

                           9B.6     Purchase Price Adjustments...................................76

                           9B.7     Limitations on Liability of Seller...........................76
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                           9B.8     Limitations on Liability of Purchaser........................78

ARTICLE 10            TAX MATTERS WITH RESPECT TO THE TERMINALS
                      COMPANIES..................................................................79

                  10.1     Liability for Taxes...................................................79

                  10.2     Tax Returns...........................................................80

                  10.3     Cooperation on Tax Matters............................................82

                  10.4     Carrybacks and Refunds................................................83

                  10.5     Survival..............................................................83

                  10.6     Conflict..............................................................83

                  10.7     Transfer Taxes........................................................83

         ARTICLE 10A           TAX MATTERS WITH RESPECT TO THE CALNEV............................84

                           10A.1    Liability for Taxes..........................................84

                           10A.2    Tax Returns..................................................85

                           10A.3    Cooperation on Tax Matters...................................87

                           10A.4    Carrybacks and Refunds.......................................88

                           10A.5    Survival.....................................................88

                           10A.6    Conflict.....................................................88

ARTICLE 11            MISCELLANEOUS..............................................................88

                  11.1     Expenses..............................................................88

                  11.2     Amendment.............................................................88

                  11.3     Notices...............................................................88

                  11.4     Waivers...............................................................89

                  11.5     Counterparts..........................................................89

                  11.6     Headings..............................................................89

                  11.7     Applicable Law........................................................89

                  11.8     Assignment............................................................89

                  11.9     No Third Party Beneficiaries..........................................89

                  11.10    Forum; Waiver of Jury Trial...........................................90

                  11.11    Schedules.............................................................90

                  11.12    Incorporation.........................................................90

                  11.13    Complete Agreement....................................................90
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                  11.14    Disclaimer............................................................90

                  11.15    Knowledge Defined.....................................................91

                  11.16    Public Announcements..................................................91

                  11.17    Defined Terms.........................................................91

                  11.18    Currency..............................................................91

                  11.19    References............................................................91

                  11.20    Employer Identification Numbers.......................................91
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                                    EXHIBITS

   Exhibit A - Confidentiality Agreement

   Exhibit B -Services Agreement

   Exhibit C - Terminals Closing Balance Sheet



                                    SCHEDULES

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
   1.4          Terminals Asset Allocation

   1A.4         Calnev Asset Allocation

   2.2          Capitalization; Ownership

   2.3          Organization

   2.4          Consents and Approvals

   2.6          Real Property

   2.7          Real Property Leases

   2.8          Intellectual Property

   2.9(a)       Combined Financial Statements

   2.9(b)       Audited September 30th Balance Sheet

   2.9(c)       Terminals September 30th Balance Sheet

   2.9(d)       Terminals Companies December 31, 2000 Financial Statements

   2.9(e)       Bonds, Deposits, Financial Assurance and Insurance Coverage

   2.10         No Material Adverse Change

   2.11         Tax Matters

   2.12(a)      No Violations of Law

   2.12(b)      Litigation

   2.13         ERISA Matters

   2.13(a)      GATX Corporation Summary of Benefit Plans with Acceleration Provisions

   2.14         Material Contracts

   2.16         Insurance Policies

   2.17         Employee Matters

   2.18         Environmental Matters

   2.19         Environmental Permits

   2.20         Affiliate Transactions

   2.21         Licenses, Permits and Authorizations
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   2.24         Banks

   2A.9(b)      Calnev September 30th Balance Sheet

   2A.12(c)     Tariffs and Rates

   3.4          Purchaser's Financial Resources

   4.3          Ordinary Course

   4.7          Intercompany Payables and Agreements

   5.3(a)       Terminals Employees

   5.8          Parental Guarantees

   6.4(b)       Additional Consents Required for Closing

   9.2(a)       Special Indemnification Matters

   11.15(a)     Knowledge of Seller

   11.15(b)     Knowledge of Purchaser
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                     FIRST AMENDED STOCK PURCHASE AGREEMENT

         THIS FIRST AMENDED STOCK PURCHASE AGREEMENT is entered into on the 28th day of February, 2001, between GATX RAIL CORPORATION, a corporation organized under the laws of New York ("Rail"), GATX TERMINALS HOLDING CORPORATION, a Delaware corporation and a wholly-owned subsidiary of Rail ("Holdings" and, together with Rail, "Seller") and KINDER MORGAN ENERGY PARTNERS, L.P., a Delaware limited partnership ("Purchaser").

         WHEREAS, subject to the terms and conditions set forth herein, Seller desires to sell, assign and transfer to Purchaser, and Purchaser desires to purchase and take assignment and delivery from Seller of, all of the issued and outstanding shares of capital stock of GATX Terminals Corporation, a Delaware corporation, which shall be converted into a single-member limited liability company prior to the Terminals Closing Date ("Terminals"); and

         WHEREAS, subject to the terms and conditions set forth herein, Seller desires to sell, assign and transfer to Purchaser, and Purchaser desires to purchase and take assignment and delivery from Seller of, all of the issued and outstanding shares of capital stock of GATX Pipe Line Company, a Delaware corporation, which shall be converted into a single-member limited liability company prior to the Calnev Closing Date ("GPL").

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, Purchaser and Seller agree as follows:

                                   ARTICLE 1
                         PURCHASE AND SALE OF TERMINALS

         1.1 Purchase and Sale of Terminals Stock. Subject to the terms and conditions hereof, at the Terminals Closing (as defined below), Seller shall sell, assign and deliver to Purchaser, and Purchaser shall purchase and take assignment and delivery of, all of the issued and outstanding shares of capital stock, such capital stock having been converted into a limited liability company membership interest prior to the Terminals Closing Date, of Terminals (the "Terminals Stock").

         1.2 Payment at the Terminals Closing. Subject to the terms and conditions hereof, at the closing of the transactions contemplated by Section
1.1 hereof (the "Terminals Closing"), Purchaser shall pay, by wire transfer of same-day funds, the amount of $784,000,000 less $168,970,000 (which is the Terminals Aggregate Non-Current Balance Sheet Liability reflected on the Terminals Closing Balance Sheet) (the "Terminals Purchase Price"). The Terminals Purchase Price shall be payable to Seller to such accounts as Seller may direct in advance of the Terminals Closing. The Terminals Purchase Price is subject to adjustment pursuant to Section 1.3 below.

         1.3  Determination of Working Capital Adjustment.


              (a) Closing Balance Sheet. In order to determine the Terminals Working Capital Adjustment, Seller has prepared and delivered to Purchaser the Terminals Closing Balance Sheet. The Terminals Closing Balance Sheet was prepared using accounting

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         principles and significant estimates in accordance with GAAP and consistent with those used in the preparation of the Terminals September 30th Balance Sheet and shall take into account the Terminals Adjustments. Seller shall permit Purchaser's accountants reasonable access (i) to Seller's accountants and (ii) to review all work papers and other pertinent information requested from time to time and used in connection with the preparation of the Terminals Closing Balance Sheet.

              (b) Working Capital Adjustment. If Terminals Working Capital as shown on the Terminals Closing Balance Sheet is less than the Terminals Working Capital as shown on the Terminals September 30th Balance Sheet, then Seller shall remit to Purchaser the Terminals Working Capital Adjustment. Seller shall remit the undisputed portion of such amount, together with interest thereon at the prime interest rate as reported in The Wall Street Journal on the Terminals Closing Date (the "Prime Interest Rate") plus 2%, calculated on an annual basis (based on a 365-day year) but prorated for the actual number of days for which interest is to be paid (i.e., the number of days from the Terminals Closing Date to the date of payment), by wire transfer of same-day funds, not later than the fifteenth (15th) business day after the Terminals Closing Date, to an account that Purchaser shall designate to Seller. Seller shall retain the disputed portion of such amount until the dispute is resolved pursuant to the procedures set forth in Section 1.3(c) below. If Terminals Working Capital as shown on the Terminals Closing Balance Sheet is greater than the Terminals Working Capital as shown on the Terminals September 30th Balance Sheet, then Purchaser shall remit to Seller the Terminals Working Capital Adjustment. Purchaser shall remit the undisputed portion of such amount, together with interest thereon at the Prime Interest Rate plus 2% calculated on an annual basis (based on a 365-day year) but prorated for the actual number of days for which interest is to be paid (i.e., the number of days from the Terminals Closing Date to the date of payment), by wire transfer of same-day funds, not later than the fifteenth (15th) business day after the Terminals Closing Date, to an account that Seller shall designate to Purchaser. Purchaser shall retain the disputed portion of such amount until the dispute is resolved pursuant to Section 1.3(c) below.

              (c) Disputes. If Purchaser notifies Seller in writing within fifteen (15) business days after the Terminals Closing Date that Purchaser disagrees with the determination of Terminals Working Capital as shown on the Terminals Closing Balance Sheet, for the reason that the determination does not meet the criteria set forth in Section 2.9(c) ("Terminals Dispute Notice") and such Terminals Dispute Notice
         (i) states with reasonable specificity the basis for such disagreement and quantifies such dispute and (ii) seeks an adjustment to the Terminals Working Capital reflected on the Terminals Closing Balance Sheet of at least $340,000, Seller and Purchaser shall attempt in good faith to resolve such dispute as soon as possible. If the parties are unable to resolve such dispute within fifteen (15) days after Seller's receipt of such Terminals Dispute Notice, Seller and Purchaser shall, as soon as reasonably practicable thereafter, jointly submit such dispute for arbitration to an independent certified public accounting firm mutually acceptable to Seller and Purchaser (or, if the parties cannot agree within one week on such an arbitrating accounting firm, to the Chicago office of Arthur Andersen LLP (the "Terminals Arbitrating Accounting Firm")) for the purpose of resolving the dispute set forth in such Terminals Dispute Notice. The review performed by the Terminals


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         Arbitrating Accounting Firm shall be limited to the unresolved issues identified in the Terminals Dispute Notice, which issues shall relate only to the accounting determinations specified in the first sentence of this Section 1.3(c). The Terminals Arbitrating Accounting Firm shall review and decide the issue or issues that are the subject of such dispute as specified in such Terminals Dispute Notice within thirty
         (30) days after such submission. The decision of the Terminals Arbitrating Accounting Firm shall be set forth in writing and delivered to Seller and Purchaser. The decision of the Terminals Arbitrating Accounting Firm shall be final and binding on Seller and Purchaser, and the Terminals Working Capital reflected on the Terminals Closing Balance Sheet, as adjusted to reflect the determination of the Terminals Arbitrating Accounting Firm, shall constitute the final and binding "Terminals Working Capital" for purposes of Section 1.3(b); provided, that the Terminals Working Capital reflected on the Terminals Closing Balance Sheet shall not be adjusted unless and until the decision of the Terminals Arbitrating Accounting Firm would result in an adjustment to the Terminals Working Capital shown on the Terminals Closing Balance Sheet submitted by Seller of at least $340,000. If the final and binding Terminals Working Capital as determined by the Terminals Arbitrating Accounting Firm would result in a refund of certain of the amounts paid by Purchaser to Seller with respect to the delivery of the Terminals Closing Balance Sheet (the "Terminals Initial Payment"), then, not later than the third (3rd) business day after delivery of the decision of the Terminals Arbitrating Accounting Firm, Seller shall remit such refund, together with interest thereon at the Prime Interest Rate plus 2% calculated on an annual basis (based on a 365-day year) but prorated for the actual number of days for which interest is to be paid (i.e., the number of days from the date of Terminals Initial Payment to the date of payment), by wire transfer of same-day funds to an account that Purchaser shall designate to Seller. If the final and binding Terminals Working Capital as determined by the Terminals Arbitrating Accounting Firm would result in an additional payment from Purchaser to Seller, then, not later than the third (3rd) business day after delivery of the decision of the Terminals Arbitrating Accounting Firm, Purchaser shall remit such additional amount, together with interest thereon at the Prime Interest Rate plus 2%, calculated on an annual basis (based on a 365-day year) but prorated for the actual number of days for which interest is to be paid (i.e., the number of days from the Terminals Closing Date to the date of payment), by wire transfer of same-day funds to an account that Seller shall designate to Purchaser. The fees and costs of the Terminals Arbitrating Accounting Firm shall be shared equally by Purchaser and Seller.

              (d) Adjustments Not Subject to Limitation. Any amounts paid to Purchaser as a result of adjustments under this Section 1.3 shall not be subject to, or impact in any way, any limitations, including without limitation any basket or cap, contained in this Agreement. The Terminals Purchase Price shall be deemed adjusted downwards or upwards, as the case may be, by the amounts, if any, remitted by Seller or Purchaser under this Section 1.3. Notwithstanding anything to the contrary contained in this Agreement, if and to the extent Seller pays a Terminals Working Capital Adjustment to Purchaser, then Seller shall have no additional liability to Purchaser whatsoever (pursuant to Section 2.9 or Section 9.2 hereof or otherwise) with respect to the Terminals Working Capital shortfall that resulted in a reduction in the Terminals Purchase Price pursuant to this Section 1.3.





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         1.4  Purchase Price Allocation. Seller and Purchaser agree to allocate the Terminals Purchase Price for the Terminals Companies' assets as set forth on
Schedule 1.4 (the "Terminals Asset Allocation"). The Terminals Asset Allocation shall be revised after all adjustments, if any, have been made to the Terminals Purchase Price in accordance with Section 1.3. The Terminals Asset Allocation shall be completed in the manner required by Section 1060 of the Code. Seller and Purchaser further agree to comply with all filing, notice and reporting requirements described in Section 1060 of the Code and the Treasury Regulations promulgated thereunder, including the timely preparation and filing of Form 8594 based on the Terminals Asset Allocation. Seller and Purchaser hereby agree that they will report the federal, state, foreign and other tax consequences of the transactions contemplated by this Agreement in a manner consistent with the Terminals Asset Allocation.

         1.5 Additional Payment at Terminals Closing. Subject to the terms and conditions hereof, at the Terminals Closing, Purchaser shall pay to Seller, by wire transfer of same-day funds to such accounts as Seller may direct in advance of the Terminals Closing, in addition to any amounts payable pursuant to Section
1.2 or Section 1.3, an amount equal to the sum of $11,000,000. The parties hereby agree that such amount represents an interest payment with respect to indebtedness of the Terminals Companies.

         1.6 General and Administrative Expenses Regarding the Terminals Companies. Seller shall either pay directly or reimburse Purchaser for all of the general and administrative expenses of the Terminals Companies in connection with the Chicago office of Seller that are billed or invoiced subsequent to February 28, 2001, whether incurred directly by Seller and its Affiliates or allocated indirectly by Seller or an Affiliate to any of the Terminals Companies (it being understood that the obligation of reimbursement pursuant to this sentence is in no way subject to or limited by the provisions of Section 9B.7).

                                   ARTICLE 1A
                            PURCHASE AND SALE OF GPL

         1A.1 Purchase and Sale of GPL Stock. Subject to the terms and conditions hereof, at the Calnev Closing (as defined below), Seller shall sell, assign and deliver to Purchaser, and Purchaser shall purchase and take assignment and delivery of, all of the issued and outstanding shares of capital stock, such capital stock having been converted into a limited liability company membership interest prior to the Calnev Closing Date, of GPL (the "GPL Stock").

         1A.2 Payment at Closing. Subject to the terms and conditions hereof, at the closing of the transactions contemplated by Section 1A.1 hereof (the "Calnev Closing"), Purchaser shall pay, by wire transfer of same-day funds, the amount of $375,000,000 less the Calnev Aggregate Non-Current Balance Sheet Liability reflected on the Calnev September 30th Balance Sheet (the "Calnev Purchase Price"). The Calnev Purchase Price shall be payable to Seller to such accounts as Seller may direct in advance of the Calnev Closing. The Calnev Purchase Price is subject to adjustment pursuant to Section 1A.3 below.

         1A.3 Determination of Working Capital Adjustment and Debt Adjustment.


              (a) Closing Balance Sheet. In order to determine the Calnev Working Capital Adjustment and the Calnev Debt Adjustment, Seller shall prepare and deliver to Purchaser, within sixty (60) days following the Calnev Closing Date, the Calnev Closing Balance Sheet. The Calnev Closing Balance Sheet shall be prepared by Seller at its own expense with the assistance of personnel of Calnev as may be reasonably requested by Seller. The Calnev Closing Balance Sheet shall be prepared using accounting principles and significant estimates in accordance with GAAP and consistent with those used in the preparation of the Calnev September 30th Balance Sheet and shall take into account the Calnev Adjustments. During and after preparation of such Calnev Closing Balance Sheet, Seller shall permit Purchaser's accountants reasonable access (i) to Seller's accountants and (ii) to review all work papers and other pertinent information requested from time to time and used in connection with the preparation of the Calnev Closing Balance Sheet.

              (b) Working Capital Adjustment. If Calnev Working Capital as shown on the Calnev Closing Balance Sheet is less than Calnev Working Capital as shown on the Calnev September 30th Balance Sheet, then Seller shall remit to Purchaser the Calnev Working Capital Adjustment. Seller shall remit the undisputed portion of such amount, together with interest thereon at the Prime Interest Rate plus 2%, calculated on an annual basis (based on a 365-day year) but prorated for the actual number of days for which interest is to be paid (i.e., the number of days from the Calnev Closing Date to the date of payment), by wire transfer of same-day funds, not later than the fifteenth (15th) business day after delivery to Purchaser of the Calnev Closing Balance Sheet, to an account that Purchaser shall designate to Seller. Seller shall retain the disputed portion of such amount until the dispute is resolved pursuant to the procedures set forth in Section 1A.3(d) below. If Calnev Working Capital as shown on the Calnev Closing Balance Sheet is greater than the Calnev Working Capital as shown on the Calnev September 30th Balance Sheet, then Purchaser shall remit to Seller the Calnev Working Capital Adjustment. Purchaser shall remit the undisputed portion of such amount, together with interest thereon at the Prime Interest Rate plus 2% calculated on an annual basis (based on a 365-day year) but prorated for the actual number of days for which interest is to be paid (i.e., the number of days from the Calnev Closing Date to the date of payment), by wire transfer of same-day funds, not later than the fifteenth (15th) business day after delivery to Purchaser of the Calnev Closing Balance Sheet, to an account that Seller shall designate to Purchaser. Purchaser shall retain the disputed portion of such amount until the dispute is resolved pursuant to Section 1A.3(d) below.

              (c) Debt Adjustment. If the Calnev Aggregate Non-Current Balance Sheet Liability as shown on the Calnev Closing Balance Sheet is greater than the Calnev Aggregate Non-Current Balance Sheet Liability as shown on the Calnev September 30th Balance Sheet, then Seller shall remit to Purchaser the Calnev Debt Adjustment. Seller shall remit the undisputed portion of such amount, together with interest thereon at the Prime Interest Rate plus 2%, calculated on an annual basis (based on a 365-day year) but prorated for the actual number of days for which interest is to be paid (i.e., the number of days from the Calnev Closing Date to the date of payment), by wire transfer of same-day funds, not later than the fifteenth (15th) business day after delivery to Purchaser of the Calnev Closing Balance Sheet, to an account that Purchaser shall designate to Seller. Seller shall retain the disputed portion of such amount until the dispute is resolved pursuant to the procedures set forth in Section 1A.3(d) below. If the Calnev Aggregate Non-Current Balance Sheet Liability as shown on the Calnev Closing Balance Sheet is less than the Calnev Aggregate Non-Current Balance Sheet Liability as shown on the Calnev September 30th Balance Sheet, then Purchaser shall remit to Seller the Calnev Debt Adjustment. Purchaser shall remit the undisputed portion of such amount, together with interest thereon at the Prime Interest Rate plus 2% calculated on an annual basis (based on a 365-day year) but prorated for the actual number of days for which interest is to be paid (i.e., the number of days from the Calnev Closing Date to the date of payment), by wire transfer of same-day funds, not later than fifteenth (15th) business day after delivery to Purchaser of the Calnev Closing Balance Sheet, to an account that Seller shall designate to Purchaser. Purchaser shall retain the disputed portion of such amount until the dispute is resolved pursuant to the procedures set forth in Section 1A.3(d).

              (d) Disputes. If Purchaser notifies Seller in writing within fifteen (15) business days after receipt of the Calnev Closing Balance Sheet that Purchaser disagrees with the determination of Calnev Working Capital or Calnev Aggregate Non-Current Balance Sheet Liability, in each case as shown on the Calnev Closing Balance Sheet, for the reason that the determination does not meet the criteria set forth in Section 2A.9(b) ("Calnev Dispute Notice"), and such Calnev Dispute Notice (i) states with reasonable specificity the basis for such disagreement and quantifies such dispute and (ii) with respect to Calnev Working Capital, seeks an adjustment to the Calnev Working Capital reflected on the Calnev Closing Balance Sheet of at least $160,000, Seller and Purchaser shall attempt in good faith to resolve such dispute as soon as possible. If the parties are unable to resolve such dispute within fifteen (15) days after Seller's receipt of such Calnev Dispute Notice, Seller and Purchaser shall as soon as reasonably practicable thereafter jointly submit such dispute for arbitration to an independent certified public accounting firm mutually acceptable to Seller and Purchaser (or, if the parties cannot agree within one week on such an arbitrating accounting firm, to the Chicago office of Arthur Andersen LLP (the "Calnev Arbitrating Accounting Firm")) for the purpose of resolving the dispute set forth in such Calnev Dispute Notice. The review performed by the Calnev Arbitrating Accounting Firm shall be limited to the unresolved issues identified in the Calnev Dispute Notice, which issues shall relate only to the accounting determinations specified in the first sentence of this Section 1A.3(d). The Calnev Arbitrating Accounting Firm shall review and decide the issue or issues that are the subject of such dispute as specified in such Calnev Dispute Notice within thirty (30) days after such submission. Seller and Purchaser hereby agree, and the Calnev Arbitrating Accounting Firm shall be directed, that the Calnev Closing Balance Sheet estimates for reserves included in the Calnev Aggregate Non-Current Balance Sheet Liability shall be conclusive unless it is established that, based solely on information available at the Calnev Closing, there was no reasonable basis for the change (if any) in such estimates from September 30, 2000 to the date of the Calnev Closing. The decision of the Calnev Arbitrating Accounting Firm shall be set forth in writing and delivered to Seller and Purchaser. The decision of the Calnev Arbitrating Accounting Firm shall be final and binding on Seller and Purchaser, and the Calnev Working Capital and/or the Calnev

         Aggregate Non-Current Balance Sheet Liability reflected on the Calnev Closing Balance Sheet, as adjusted to reflect the determination of the Calnev Arbitrating Accounting Firm, shall constitute the final and binding "Calnev Working Capital" for purposes of Section 1A.3(b) and/or "Calnev Aggregate Non-Current Balance Sheet Liability" for purposes of
         Section 1A.3(c) (as applicable); provided, that the Calnev Working Capital reflected on the Calnev Closing Balance Sheet shall not be adjusted unless and until the decision of the Calnev Arbitrating Accounting Firm would result in an adjustment to the Calnev Working Capital shown on the Calnev Closing Balance Sheet submitted by Seller of at least $160,000. If the final and binding Calnev Working Capital and/or Calnev Aggregate Non-Current Balance Sheet Liability as determined by the Calnev Arbitrating Accounting Firm would result in a refund of certain of the amounts paid by Purchaser to Seller with respect to the delivery of the Calnev Closing Balance Sheet (the "Calnev Initial Payment"), then, not later than the third (3rd) business day after delivery of the decision of the Calnev Arbitrating Accounting Firm, Seller shall remit such refund, together with interest thereon at the Prime Interest Rate plus 2% calculated on an annual basis (based on a 365-day year) but prorated for the actual number of days for which interest is to be paid (i.e., the number of days from the date of Calnev Initial Payment to the date of payment), by wire transfer of same-day funds to an account that Purchaser shall designate to Seller. If the final and binding Calnev Working Capital and/or Calnev Aggregate Non-Current Balance Sheet Liability as determined by the Calnev Arbitrating Accounting Firm would result in an additional payment from Purchaser to Seller, then, not later than the third (3rd) business day after delivery of the decision of the Calnev Arbitrating Accounting Firm, Purchaser shall remit such additional amount, together with interest thereon at the Prime Interest Rate plus 2%, calculated on an annual basis (based on a 365-day year) but prorated for the actual number of days for which interest is to be paid (i.e., the number of days from the Calnev Closing Date to the date of payment), by wire transfer of same-day funds to an account that Seller shall designate to Purchaser. The fees and costs of the Calnev Arbitrating Accounting Firm shall be shared equally by Purchaser and Seller.

              (e) Adjustments Not Subject to Limitation. Any amounts paid to Purchaser as a result of adjustments under this Section 1A.3 shall not be subject to, or impact in any way, any limitations, including without limitation any basket or cap, contained in this Agreement. The Calnev Purchase Price shall be deemed adjusted downwards or upwards, as the case may be, by the amounts, if any, remitted by Seller or Purchaser under this Section 1A.3. Notwithstanding anything to the contrary contained in this Agreement, if and to the extent Seller pays a Calnev Working Capital Adjustment or a Calnev Debt Adjustment to Purchaser, then Seller shall have no additional liability to Purchaser whatsoever (pursuant to Section 2A.9 or Section 9A.2 hereof or otherwise) with respect to the Calnev Working Capital shortfall or the incremental Calnev Aggregate Non-Current Balance Sheet Liability that resulted in a reduction in the Calnev Purchase Price pursuant to this Section 1A.3.

         1A.4 Purchase Price Allocation. Seller and Purchaser agree to allocate the Calnev Purchase Price for the assets of the Calnev Companies as set forth on
Schedule 1A.4 (the "Calnev Asset Allocation"). The Calnev Asset Allocation shall be revised after all adjustments, if any, have been made to the Calnev Purchase Price in accordance with Section 1A.3. The

Calnev Asset Allocation shall be completed in the manner required by Section 1060 of the Code. Seller and Purchaser further agree to comply with all filing, notice and reporting requirements described in Section 1060 of the Code and the Treasury Regulations promulgated thereunder, including the timely preparation and filing of Form 8594 based on the Calnev Asset Allocation. Seller and Purchaser hereby agree that they will report the federal, state, foreign and other tax consequences of the transactions contemplated by this Agreement in a manner consistent with the Calnev Asset Allocation.

                                   ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF SELLER WITH RESPECT TO THE TERMINALS COMPANIES

         Holdings and Rail jointly and severally represent and warrant to Purchaser as follows (it being understood that, notwithstanding anything to the contrary contained herein, Holdings and Rail are not making any representations or warranties as to whether the conversion (whether by state law conversion or merger) of the Terminals Companies into limited liability companies pursuant to
Section 4.8 hereof would result in a violation or breach of any of the matters set forth in (i) the third sentence of Section 2.3, (ii) the first sentence of
Section 2.4, (iii) clause (b) of the second sentence of Section 2.7, (iv)
Section 2.9(c), (v) Section 2.10, (vi) Section 2.12(a) (solely as it relates to foreign qualifications), (vii) Section 2.12(b), (viii) Section 2.13, (ix)
Section 2.14(c), (x) Section 2.16, (xi) Section 2.18(b), (xii) Section 2.19 or
(xiii) Section 2.21):

         2.1 Authority of Seller. Each of Rail and Holdings is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York and Delaware (as applicable) and has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated herein. Terminals is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and, upon conversion into a single-member limited liability company, shall be a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware. The execution, delivery and performance of this Agreement by Rail and Holdings has been duly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by Rail and Holdings and constitutes the legal, valid and binding obligation of Rail and Holdings, enforceable against Rail and Holdings in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally or (b) legal and equitable limitations on the availability of specific remedies.

         2.2 Capitalization; Seller's Ownership of Terminals Companies.

              (a) Schedule 2.2 sets forth each Person, other than certain Excluded Companies, of which Terminals, directly or indirectly, (i) owns all of the capital stock and (ii) upon conversion of such Persons into single-member limited liability companies prior to the Terminals Closing, will own all of the membership interests (all such Persons, both prior to and after having been converted into single-member limited liability companies, together with Terminals, being referred to as the "Terminals Companies" and each individually as a "Terminals Company"). The authorized, issued and outstanding capital stock of each of the Terminals Companies is as set forth on Schedule 2.2 (which

         Schedule for the purposes of this Section 2.2 shall be deemed to exclude the Calnev Companies) and the issued and outstanding capital stock of each of the Terminals Companies is duly authorized, fully paid and nonassessable. Upon conversion into single-member limited liability companies and at the Terminals Closing, the membership interests of each of the Terminals Companies will be fully paid and nonassessable, owned beneficially and of record by Holdings, with respect to Terminals, and, directly or indirectly, by Terminals, with respect to the Terminals Companies other than Terminals.

              (b) There are no outstanding options, rights, warrants, Contracts or commitments for the issuance or sale by Seller or any of the Terminals Companies of, or any securities of any of the Terminals Companies convertible into or exchangeable for, any shares of capital stock of any of the Terminals Companies (whether treasury or issued and outstanding), and there is no agreement or arrangement not yet fully performed which would result in the creation of any of the foregoing.

              (c) Holdings owns and has, and at the Terminals Closing shall transfer to Purchaser, good and valid title to the Terminals Stock, free and clear of all Liens. The Terminals Stock constitutes all the issued and outstanding capital stock of Terminals.

         2.3 Organization. Each of the Terminals Companies is a corporation or other business entity validly existing under the laws of the jurisdiction of its organization. Schedule 2.3 sets forth the jurisdictions in which each of the Terminals Companies is incorporated and is duly licensed or qualified to do business as a foreign corporation. Each of the Terminals Companies has all requisite corporate power to own, lease and operate its properties and to carry on its business as now being conducted, is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or ownership of its properties requires such qualification, except where the failure to qualify would not reasonably be expected to have a Terminals Material Adverse Effect.

         2.4 Consents and Approvals. The execution and delivery of this Agreement by Rail and Holdings does not, and the consummation of the transactions contemplated by Section 1.1 hereof and performance by Rail and Holdings of their obligations hereunder, assuming the receipt of the consents, approvals and waivers listed on Schedule 2.4, will not: (a) violate or constitute a default under any term, condition or provision of (i) the charter, bylaws or analogous organizational documents of Rail, Holdings or any of the Terminals Companies; or (ii) any Contract, lease, collective bargaining agreement (or agreements relating thereto), instrument, mortgage, permit, Governmental authorization, license or franchise to which Rail, Holdings or any of the Terminals Companies is a party or by which any of their respective properties are bound; (b) result in the creation of any Lien upon any of the Terminals Companies' respective stock, securities, membership interests or properties or give to others any interest or right in any of the Terminals Companies' respective stock, securities, membership interests or properties, including, but not limited to, a right to purchase any of such stock, securities, membership interests or properties; (c) require any consent, Governmental authorization or approval under any Law or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to Rail, Holdings or any of the Terminals Companies; or (d) result in the suspension, modification, revocation or nonrenewal of any license, permit or Governmental authorization issued or granted to any of the Terminals Companies by Governmental Authorities that are necessary for the conduct of the business of the Terminals Companies, except, with respect of each of clauses (a)(ii)-(d), for matters that are not reasonably expected to have a Terminals Material Adverse Effect. Except as set forth on Schedule 2.4, the failure of any Person not a party hereto to authorize or approve this Agreement will not give any Person the right to enjoin, rescind or otherwise prevent or impede the sale of the Terminals Stock to Purchaser in accordance with the terms of this Agreement or to reach in any fashion the Terminals Stock in the hands of the Purchaser following the Terminals Closing or to obtain damages from, or any other judicial relief against, Purchaser as a result of the transactions carried out in accordance with the provisions of this Agreement.

         2.5 Personal Property. The Terminals Companies have good and valid title to their material respective personal properties reflected in the Terminals Companies December 31, 2000 Financial Statements or acquired after the date thereof (except for properties sold or otherwise disposed of since the date thereof in the ordinary course of business) free and clear of all Liens, except for Terminals Permitted Liens.

         2.6 Real Property. Schedule 2.6 contains a true and correct list of all Terminals Real Property that is owned by the Terminals Companies. Except as set forth on Schedule 2.6, to Seller's knowledge, the Terminals Real Property is owned by a Terminals Company free and clear of all Liens, except for: (a) Liens reflected in the Terminals Companies December 31, 2000 Financial Statements, (b) Liens arising by operation of Law for taxes not yet due and payable, (c) imperfections or irregularities of title and other Liens that would not reasonably be expected to have a Terminals Material Adverse Effect and (d) zoning, planning and other restrictions of record.

         2.7 Leased Real Property. Schedule 2.7 contains a true and correct list of all Terminals Leased Real Property that is held by the Terminals Companies under valid and subsisting leases. Except as set forth on Schedule 2.7, (a) during the twelve (12) months prior to the date hereof, none of the Terminals Companies has received any notice of default under any lease pertaining to any Terminals Leased Real Property and (b) to Seller's knowledge, there are no uncured defaults under any lease without regard to when notice may have been given that would give the lessor the right to terminate the lease, in each case that would reasonably be expected to result in a Terminals Material Adverse Effect.

         2.8 Intellectual Property. Set forth on Schedule 2.8 is a list of all Terminals Intellectual Property owned by any of the Terminals Companies. The Terminals Companies own all right, title and interest in and to, or have a valid right to use, all of the Terminals Intellectual Property. Except as set forth on
Schedule 2.8, and other than those matters that would not reasonably be expected to have a Terminals Material Adverse Effect, (a) no claim adverse to the interests of the Terminals Companies in the Terminals Intellectual Property is pending or, to Seller's knowledge, has been threatened; (b) none of the Terminals Companies has received notice of any infringement or other violation of such party's right in any of the Terminals Intellectual Property; and (c) no litigation is pending or, to Seller's knowledge, threatened, wherein the Terminals Intellectual Property is alleged to infringe or violate the right of any third party.

         2.9      Financial Statements.

                  (a) The Combined Financial Statements, as set forth in
         Schedule 2.9(a), fairly present, in accordance with GAAP consistently applied (except as noted therein), the combined financial condition of the Terminals Companies and the Calnev Companies as and at the date thereof and the results of their operations and cash flows for the periods covered thereby.

                  (b) The Audited September 30th Balance Sheet, as set forth in
         Schedule 2.9(b), fairly presents in accordance with GAAP consistently applied (except as noted therein) the combined financial condition of the Terminals Companies and the Calnev Companies as and at the date thereof.

                  (c) The Terminals September 30th Balance Sheet, as set forth in Schedule 2.9(c), (i) was derived from the books and records of the Terminals Companies and the Audited September 30th Balance Sheet, (ii) fairly presents in all material respects, in accordance with GAAP consistently applied (except for the absence of footnotes and other normal presentation items and subject to the Terminals Adjustments), the consolidated financial condition of the Terminals Companies as and at the date thereof, (iii) is unaudited, (iv) includes all adjustments consistent with GAAP consistently applied (which such adjustments shall consist only of normal recurring items which management reasonably considers necessary for a fair statement of the consolidated financial position for the applicable period) and (v) reflects the Terminals Adjustments.

                  (d) The Terminals Companies December 31, 2000 Financial Statements, as set forth in Schedule 2.9(d), (i) were derived from the books and records of Terminals and from the Combined Financial Statements, (ii) fairly present in all material respects, in accordance with GAAP consistently applied (except for the absence of footnotes and other normal presentation items and subject to the Terminals Adjustments), the consolidated financial condition of the Terminals Companies as and at the date thereof and the results of its operations for the period covered thereby, (iii) are unaudited, (iv) include all adjustments consistent with GAAP consistently applied (which such adjustments shall consist only of normal recurring items which management reasonably considers necessary for a fair statement of the consolidated financial position for the applicable period) and (v) reflect the Terminals Adjustments.

                  (e) To Seller's knowledge, no event has occurred which either entitles, or would, upon notice or lapse of time or both, entitle the holder of any indebtedness for borrowed money affecting the Terminals Companies to accelerate, or which does accelerate, the maturity of any indebtedness affecting the Terminals Companies.

                  (f) Schedule 2.9(f) contains a true and complete list and description of all bonds, deposits, financial assurance requirements and insurance coverage required to be submitted to regulatory authorities for the continued ownership and operation of the assets and properties of the Terminals Companies and for their continued business operations.

                  (g) Since January 1, 2001, no Terminals Company has incurred any indebtedness for borrowed money from any Person other than an Affiliate.

         2.10 No Material Adverse Change. Except (i) as set forth on Schedule
2.10 and (ii) for the transfer of the Excluded Companies, since December 31, 2000 (and giving effect to the matters described in Section 1.1) there has not occurred: (a) any change in the consolidated financial condition or results of operations of the Terminals Companies that constitutes a Terminals Material Adverse Effect; (b) any loss of or damage to any of the properties of the Terminals Companies which is reasonably anticipated to cost more than $1,000,000 to repair or replace; (c) any Lien placed on any of the properties of the Terminals Companies, except as would be permitted by Section 2.5 or Section 2.6;
(d) any amendment to or change in the charter, bylaws or analogous organizational documents of any of the Terminals Companies (other than pursuant to the terms of this Agreement); (e) any change in the accounting methods or practices used by any of the Terminals Companies; (f) any material strike or work stoppage or material slowdown, or any known threat of the foregoing, by employees of any of the Terminals Companies; or (g) any change in the assets or liabilities of the Terminals Companies that constitutes a Terminals Material Adverse Effect.

         2.11 Tax Matters. Except as set forth in Schedule 2.11:


                  (a) all Tax Returns required to be filed by or with respect to each of the Terminals Companies and any affiliated, consolidated, combined, unitary or similar group of which any of the Terminals Companies is or was a member have been duly filed on a timely basis (taking into account all extensions of due dates) and such Tax Returns are true, complete and correct except for such matters that would not have a Terminals Material Adverse Effect;

                  (b) all Taxes owed by any of the Terminals Companies and any affiliated, consolidated, combined, unitary or similar group of which any of the Terminals Companies is or was a member which are or have become due have been timely paid in full (whether or not shown on or reportable on such Tax Returns), except where the failure to pay such Taxes would not have a Terminals Material Adverse Effect, and except for the portion of such Taxes being contested in good faith;

                  (c) the amount of the Terminals Companies' liability for unpaid Taxes for all periods ending on or before the date of the Terminals Companies December 31, 2000 Financial Statements does not exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred Taxes) reflected on the Terminals Companies December 31, 2000 Financial Statements and the amount of the Terminals Companies' liability for unpaid Taxes for all periods ending on or before the Terminals Closing Date will not exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred Taxes) as such accruals are reflected on the Terminals Closing Balance Sheet;

                  (d) there have been no waivers or extensions of any statute of limitations filed with any Governmental Authority responsible for assessing or collecting Taxes in respect to any Tax Return of, or which includes, the Terminals Companies;

                  (e) all material Taxes which the Terminals Companies have been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid to the proper Governmental Authority;

                  (f) there is no material action, suit, proceeding, investigation, audit, claim or assessment pending, or to Seller's knowledge proposed, with respect to any liability for Tax or with respect to any Tax Return for which the Terminals Companies could be liable;

                  (g) all Tax sharing agreements to which any of the Terminals Companies are subject will terminate as of the Terminals Closing Date; no payments under any such agreements will become due by any of the Terminals Companies upon such termination at the Terminals Closing or thereafter; and the Terminals Companies are not party to any similar arrangement with any other party and have no current contractual obligation to indemnify any other person or entity with respect to Tax;

                  (h) no Governmental Authority in a jurisdiction where any of the Terminals Companies or any affiliated, consolidated, combined, unitary or similar group of which any of the Terminals Companies is or was a member have not filed Tax Returns has made any material claim, assertion or threat that the Terminals Companies are or may be subject to taxation by such jurisdiction, except for such claims, assertions or threats that would not reasonably be expected to have a Terminals Material Adverse Effect;

                  (i) no Terminals Company has been a member of an affiliated group filing consolidated Tax Returns other than a group the common parent of which is GATX Corporation;

                  (j) none of the property of the Terminals Companies is subject to a safe-harbor lease (pursuant to section 168(f)(8) of the Internal Revenue Code of 1954 as in effect after the Economic Recovery Tax Act of 1981 and before the Tax Reform Act of 1986) or is "tax-exempt use property" (within the meaning of section 168(h) of the Code) or "tax-exempt bond financed property" (within the meaning of section 168(g)(5)) of the Code; and

                  (k) no Terminals Company is required to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise.

         2.12 Laws and Regulations; Litigation.

                  (a) Except as set forth on Schedule 2.12(a), to Seller's knowledge, none of the Terminals Companies is in violation of or in default under any Law (other than any Environmental Law as matters related to Environmental Laws are addressed by Sections 2.18 and 2.19 hereof) or any order of any court or federal, state, municipal or Governmental Authority applicable to them that would reasonably be expected to have a Terminals Material Adverse Effect.

                  (b) Except as set forth on Schedule 2.12(b), there is no demand, claim, suit, fine, investigation, charge, complaint, grievance, action, arbitration or legal, administrative or other proceeding pending or, to Seller's knowledge, threatened against or affecting the Terminals Companies or any of their respective officers, directors, employees, assets, properties or businesses and relating to the businesses or properties of the Terminals Companies (other than matters related to Environmental Laws as matters related to Environmental Laws are addressed by Sections 2.18 and 2.19 hereof) that would reasonably be expected to have a Terminals Material Adverse Effect.

                  (c) With respect to the Terminals Companies that own or operate regulated common carriers, (i) such Terminals Companies have obtained from Governmental Authorities requisite approval of all tariffs and rates (which such tariffs and rates are currently in effect) and (ii) to Seller's knowledge, there is no complaint, protest or investigation pending or threatened with respect to such Terminals Companies' tariffs or rates.

         2.13     ERISA and Related Matters.


                  (a) Set forth on Schedule 2.13 is a list of all Benefit Plans that are maintained, contributed to or participated in by any of the Terminals Companies or with respect to which any of the Terminals Companies is a party (the "Terminals Companies Plans") on the date hereof. Any Terminals Companies Plan which covers only employees or former employees of the Terminals Companies (or any of them) is indicated on Schedule 2.13 and is referred to herein as a "Terminals Subsidiary Plan."

                  (b) With respect to all Terminals Companies Plans (other than a multiemployer plan as defined in Section 3(37) of ERISA), Seller has supplied to Purchaser a true and correct copy of each such plan and, to the extent applicable, all applicable related trusts and amendments thereto, the most recent summary plan descriptions and favorable determination letters and the annual reports most recently filed for the Terminals Subsidiary Plans.

                  (c) All the Terminals Companies Plans comply in form and operation in all material respects with their terms and all applicable requirements of Law; provided, however, that as to multiemployer plans, this representation is made as to Seller's knowledge.

                  (d) All Terminals Companies Plans which are employee pension benefit plans as defined in Section 3(2) of ERISA and which are intended to comply with Section 401(a) of the Code are the subject of a favorable determination letter from the IRS, and nothing has occurred since the date of the last such determination letter which resulted or is likely to result in the revocation of such determination; provided, however, that as to any such plans that are multiemployer plans, this representation is made as to Seller's knowledge.

                  (e) To Seller's knowledge, there have been no "prohibited transactions" (as described in Section 406 of ERISA or Section 4975 of the Code) with respect to any of the Terminals Companies Plans.

                  (f) Except as set forth on Schedule 2.13, all accrued obligations of the Terminals Companies, whether arising by operation of Law, by contract or by past custom, for compensation, including bonuses, to its officers, directors, employees, consultants or agents, for Taxes and other obligations to any Governmental Authority payable by any of the Terminals Companies in connection with such compensation, and for payments with respect to any Terminals Companies Plan, have been paid, or adequate accruals for such obligations have been and are being made by the Terminals Companies, and will be reflected on the Terminals Closing Balance Sheet.

                  (g) There are no actions, suits or claims pending or, to Seller's knowledge, threatened, other than routine claims for benefits and qualified domestic relations, medical or child support orders involving any Terminals Companies Plans; provided, however, that with respect to any multiemployer plan, this representation is made to Seller's knowledge.

                  (h) Except as set forth on Schedule 2.13, none of the Terminals Companies Plans are multiemployer plans (as defined in Section 3(37) of ERISA). To Seller's knowledge, based on the information described in Schedule 2.13, the withdrawal liability with respect to the multiemployer plans listed on Schedule 2.13 is as set forth in that schedule.

                  (i) No Terminals Company has received any claim or demand for withdrawal liability (within the meaning of Section 4201 of ERISA) from any multiemployer plan, the liability for which has not been satisfied.

                  (j) No termination or partial termination of any existing Terminals Companies Plan which is an employee pension benefit plan as defined in Section 3(2) of ERISA has occurred, nor has a notice of intent to terminate any such existing Terminals Companies Plan been issued by Seller or any of the Terminals Companies. The Pension Benefit Guaranty Corporation has not instituted, and is not expected to institute, any proceedings to terminate any Terminals Companies Plan.

                  (k) No Terminals Companies Plan that is a pension plan (with the meaning of Section 3(2) of ERISA) and that is not a multiemployer plan has suffered any "accumulated funding deficiency," within the meaning of Section 302 of ERISA and Section 412 of the Code, whether or not waived, and if any such Terminals Companies Plan were terminated on the Closing Date, none of the Terminals Companies would have any liability to any participants or beneficiaries as a result of the termination except to the extent of funds set aside for such purpose or reflected as reserved for such purpose on the Terminals Closing Balance Sheet.

                  (l) No termination liability to the Pension Benefit Guaranty has been or is expected to be incurred if any Terminals Companies Plan were terminated on the Terminals Closing Date. There has been no "reportable event," as defined in Section 4043 of ERISA, with respect to any Terminals Companies Plan that is not a multiemployer plan, for which notice has not been waived.

                  (m) None of the Terminals Companies has received notice that it is liable for any funding taxes under Sections 413(b)(6) or 4971 of the Code on account of an accumulated funding deficiency of any multiemployer plan to which any Terminals Company or ERISA Affiliate has contributed or is required to contribute.

                  (n) Except as specifically described on Schedule 2.13 (including Schedule 2.13(a) or as required by Section 411(d)(3) of the Code, the consummation of the transactions contemplated hereby will not accelerate or increase any liability under any Terminals Companies Plan because of an acceleration or increase of any of the rights or benefits to which employees may be entitled thereunder.

                  (o) No breach or violation of or default under any Terminals Companies Plan which is not sponsored or maintained by any of the Terminals Companies (other than a multiemployer plan) will subject Purchaser or any of the Terminals Companies to any Taxes, Liens, encumbrances, penalties or any other liabilities.

                  (p) Except as specifically described on Schedule 2.13 (including Schedule 2.13(a)) or as required by law, no Terminals Companies Plan provides health or welfare benefits for any retired or former employee, and no Terminals Company is obligated to provide health or welfare benefits to any active employee following such employee's retirement or other termination of service. To the extent that such obligations exist, such obligations (except with respect to (i) health and life insurance applicable to employees who terminate employment other than on account of retirement and (ii) severance benefits) are fully funded or adequately reserved for with respect to the Terminals Companies. Other than pursuant to a collective bargaining agreement, no Terminals Company has adopted or distributed a formal plan, policy or program representing, promising or affirming to any employees or former employees the duration of retiree health or welfare benefits.

         2.14     Material Contracts.

                  (a) Schedule 2.14 contains a complete and accurate list of all Contracts of the following categories to which any of the Terminals Companies is a party or by which any of them is bound as of the date of this Agreement (the "Terminals Material Contracts"):

                        (i) (1) continuing contracts for the purchase of materials, supplies, or equipment (other than purchase contracts and orders for inventory in the ordinary course of business consistent with past practice), (2) management, service, consulting, or other similar types of contracts or
                  (3) advertising agreements or arrangements, in any such case that have an aggregate committed future liability to any Person in excess of $1,000,000 and that is not terminable by the applicable Terminals Company by notice of not more than 60 days for a cost of less than $1,000,000;

                        (ii) material Terminals Intellectual Property licenses (including any license or other agreement under which the applicable Terminals Company is licensee or licensor of any such Terminals Intellectual Property);

                        (iii) agreements under which any of the Terminals Companies has directly or indirectly guaranteed indebtedness of any Person in the principal amount individually in excess of $1,000,000;

                        (iv) agreements under which any of the Terminals Companies is obligated to advance, loan, extend credit, or make a capital contribution to, or other investment in, any Person (other than any of the Terminals Companies), in any such case that, individually, is in excess of $1,000,000;

                        (v) all Contracts, leases or easements involving annual rental payments or receipts in excess of $1,000,000;

                        (vi) all promissory notes, loans, agreements, indentures, evidences of indebtedness or other instruments providing for the lending of money, whether as borrower or lender, in excess of $1,000,000 and all related security agreements or similar agreements associated therewith;

                        (vii) Contracts which limit the freedom of any of the Terminals Companies to compete with any Person or operate at any location, including, without limitation, any preferential rights granted to third parties to purchase or lease such location;

                        (viii) any Contract for a pending or completed
                  acquisition or disposition (by merger or otherwise) of all or substantially all of the assets (other than inventory) or capital stock of any Person (including, without limitation, the Terminals Companies) under which any of the Terminals Companies currently has (or in the case of a pending acquisition or disposition may have) any liability;

                        (ix) Contracts between the Terminals Companies, on one hand, and Seller or any Affiliate of Seller (or any current or former officer, director or employee of Seller or any Affiliate of Seller) on the other hand;

                        (x) all Contracts pertaining to the operation or maintenance of any and all facilities of any Terminals Company under which such Terminals Company has a committed aggregate liability of at least $1,000,000; and

                        (xi) to the extent not otherwise listed on Schedule 2.14, any Contract under which any of the Terminals Companies is obligated to indemnify or otherwise make whole any Person for any obligation or liability in liquidated amount in excess of $1,000,000.

                  (b) True copies of the Terminals Material Contracts, and accurate written summaries of the oral Terminals Material Contracts, identified on Schedule 2.14 have been made available to Purchaser.

                  (c) Except as set forth on Schedule 2.14, to Seller's knowledge, no party to a Terminals Material Contract identified in
         Schedule 2.14 is in default under, or in breach or violation of (and no event has occurred which, with notice or the lapse of time or both, would constitute a default under, or a breach or violation or lapse of) any term, condition or provision of such Terminals Material Contract except for defaults, breaches, violations or events which, individually or in the aggregate, would not have a Terminals Material Adverse Effect.

         2.15 Brokers, Etc. Except for Salomon Smith Barney Inc. and J.P. Morgan & Co. Incorporated, the fees and expenses of which shall be the responsibility of Seller, no broker or investment banker acting on behalf of Seller or any of the Terminals Companies or under the authority of any of them is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly from Seller or any of the Terminals Companies in connection with any of the transactions contemplated herein.

         2.16 Insurance. To Seller's knowledge, the Terminals Insurance Policies related to the Terminals Companies are valid and binding in accordance with their terms, are in full force and effect and insure against risks and liabilities to an extent and in a manner customary in the industry in which the Terminals Companies operate. To Seller's knowledge, no Terminals Company is in default with respect to any provision contained in any Terminals Insurance Policy or has failed to give any notice of or present any claim reasonably anticipated to exceed such Terminals Company's self-insurance retention under any Terminals Insurance Policy in due and timely fashion.

         2.17 Employees. Except as set forth on Schedule 2.17, (a) no Terminals Company is a party to a collective bargaining agreement, currently negotiating any such agreement, or, to Seller's knowledge, the subject of any proceeding or organizing activity seeking to compel it to bargain with any labor unions or the subject of any pending or threatened arbitration, strike, labor dispute, work slowdown or work stoppage; and (b) no charge of discrimination, grievance, unfair labor practice, consent decree, conciliation agreement, settlement agreement or other complaint against any Terminals Company is currently pending or, to Seller's knowledge, threatened before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Authority. Seller has provided Purchaser with access to true and correct copies of (i) any written material relating to the material personnel policies of any of the Terminals Companies and (ii) any agreement of any employee of the Terminals Companies who is paid or entitled to payment by any Terminals Company in an amount exceeding, in the aggregate, $100,000 for fiscal year 2000, or expected to exceed, in the aggregate, $100,000 for fiscal year 2001.

         2.18 Environmental.

                  (a) To Seller's knowledge, except as set forth on Schedule 2.18, there is no uncured violation of any Environmental Law that (i) has given rise to a current obligation of any of the Terminals Companies to undertake a "Response Action" or a "Removal Action" (as such terms are defined pursuant to CERCLA) and (ii) would reasonably be expected to have a Terminals Material Adverse Effect at any site or facility currently owned or operated by any of the Terminals Companies. Except as set forth on Schedule 2.18 and other than those matters that would not reasonably be expected to have a Terminals Material Adverse Effect, during the last five years, to Seller's knowledge, there have been no notices or complaints received by any of the Terminals Companies alleging a violation of an Environmental Law at any current or former site or facility that was at any time owned or operated by the Terminals Companies.

                  (b) To Seller's knowledge, the Terminals Companies have timely filed all reports and notifications, and have generated and maintained all records and data concerning their operations as are required under applicable Environmental Laws, except where the failure to so file, generate or maintain would not reasonably be expected to have a Terminals Material Adverse Effect.

                  (c) Except as set forth on Schedule 2.18, there is no civil, criminal or administrative action, suit, demand, claim, notice of violation, investigation or proceeding pending or, to Seller's knowledge, threatened against the Terminals Companies in connection with the conduct of their business relating to or arising under any Environmental Laws.

                  (d) Except as disclosed on Schedule 2.18, since January 1, 1990, the Terminals Companies have not owned, leased or operated a site that (i) pursuant to CERCLA or any similar state or foreign law, has been placed or is proposed to be placed by any Governmental Authority on the "National Priorities List" or similar state or foreign list, as in effect as of the Terminals Closing Date, or (ii) is involved with any voluntary cleanup program sponsored by a Governmental Authority.

                  (e) Except as disclosed on Schedule 2.18 and except as would not reasonably be expected to have a Terminals Material Adverse Effect, since January 1, 1990 none of the Terminals Companies has been identified by any Governmental Authority as a potentially responsible party under CERCLA or any similar state or foreign law with respect to any site, and no Hazardous Substances generated, transported or disposed of by or on behalf of the Terminals Companies have been found at any site where a Person has made written demand on any Terminals Company to conduct or pay for a remedial investigation, removal or other response action pursuant to any Environmental Law.

                  (f) Except as set forth on Schedule 2.18 and except as would not reasonably be expected to have a Terminals Material Adverse Effect, there is no provision of any lease, purchase agreement, sale agreement, joint venture or any similar agreement by or under which any of the Terminals Companies is currently bound to conduct or pay for a remedial investigation, removal or other response action pursuant to any Environmental Law.

         2.19 Environmental Permits. To Seller's knowledge, except as set forth on Schedule 2.19, the Terminals Companies are in possession of all permits, licenses, registrations and government authorizations ("Terminals Environmental Permits") required under Environmental Laws for the current operation of their business and are in compliance with the requirements and limitations included in such Terminals Environmental Permits, except where the failure to so possess or comply would not reasonably be expected to have a Terminals Material Adverse Effect.

         2.20 Affiliate Transactions. Set forth on Schedule 2.20 is a list of each written agreement pursuant to which (a) Rail, Holdings or any of their Affiliates provides services to any of the Terminals Companies or (b) any of the Terminals Companies provides services to Rail, Holdings or any of their Affiliates.

         2.21 Licenses; Permits. Set forth on Schedule 2.21 is a true and complete list of all material licenses, permits and authorizations issued or granted to any of the Terminals Companies by Governmental Authorities that are necessary for the conduct of the business of the Terminals Companies.

         2.22 Hedging. No Terminals Company engages in any futures or options trading or is a party to any price swaps, hedges, futures or similar instruments.


         2.23 Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending against, being contemplated by, or to Seller's knowledge, threatened against Rail, Holdings or the Terminals Companies.

         2.24 Other Disclosures. Set forth on Schedule 2.24 is a list of each bank in which any of the Terminals Companies has an account, and the identity of each such account, and each bank in which any of the Terminals Companies has a safe deposit box, together with the names of all persons authorized to draw thereon and have access thereto.


                                   ARTICLE 2A
          REPRESENTATIONS AND WARRANTIES OF SELLER WITH RESPECT TO THE
                                CALNEV COMPANIES

         Holdings and Rail jointly and severally represent and warrant to Purchaser as follows (it being understood that, notwithstanding anything to the contrary contained herein, Holdings and Rail are not making any representations or warranties as to whether the conversion of the Calnev Companies into limited liability companies pursuant to Section 4A.5 hereof would result in a violation or breach of any of the matters set forth in (i) the third sentence of Section 2A.3, (ii) the first sentence of Section 2A.4, (iii) clause (b) of the second sentence of Section 2A.7, (iv) Section 2A.9(c), (v) Section 2A.10, (vi) Section 2A.12(a) (solely as it relates to foreign qualifications), (vii) Section 2A.12(b), (viii) Section 2A.13, (ix) Section 2A.14(c), (x) Section 2A.16, (xi)
Section 2A.18(b), (xii) Section 2A.19 or (xiii) Section 2A.21):

         2A.1 Authority of Seller. Each of Rail and Holdings is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York and Delaware (as applicable) and has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated herein. GPL is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and, upon conversion into a single-member limited liability company, shall be a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware. The execution, delivery and performance of this Agreement by Rail and Holdings has been duly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by Rail and Holdings and constitutes the legal, valid and binding obligation of Rail and Holdings, enforceable against Rail and Holdings in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally or (b) legal and equitable limitations on the availability of specific remedies.

         2A.2 Capitalization; Seller's Ownership of the Calnev Companies.

                  (a) Schedule 2.2 sets forth each Person of which GPL, directly or indirectly, (i) owns all of the capital stock and (ii) upon conversion of such Persons into single-member limited liability companies prior to the Calnev Closing, will own all of the membership interests (all such Persons, both prior to and after having been converted into single-member limited liability companies, together with GPL, being referred to as the "Calnev Companies" and each individually as a "Calnev Company"). The authorized, issued and outstanding capital stock of each of the Calnev Companies is as set forth on Schedule 2.2 (which Schedule for the purposes of this Section 2A.2 shall be deemed to exclude the Terminals Companies) and the issued and outstanding capital stock of each of the Calnev Companies is duly authorized, fully paid and nonassessable. Upon conversion into single-member limited liability companies and at the Calnev Closing, the membership interests of each of the Calnev Companies will be fully paid and nonassessable, owned beneficially and of record by Holdings, with respect to GPL, and, directly or indirectly, by GPL, with respect to the Calnev Companies other than GPL.

                  (b) There are no outstanding options, rights, warrants, contracts or commitments for the issuance or sale by Seller or any of the Calnev Companies of, or any securities of any of the Calnev Companies convertible into or exchangeable for, any shares of capital stock of any of the Calnev Companies (whether treasury or issued and outstanding), and there is no agreement or arrangement not yet fully performed which would result in the creation of any of the foregoing.

                  (c) Holdings owns and has, and at the Calnev Closing shall transfer to Purchaser, good and valid title to the GPL Stock, free and clear of all Liens. The GPL Stock constitutes all the issued and outstanding capital stock of GPL.

                  (d) The equity interests of Calnev and GATX Las Vegas Corporation are the only assets owned by GPL and GPL conducts no other business operations.

         2A.3 Organization. Each of the Calnev Companies is a corporation or other business entity validly existing under the laws of the jurisdiction of its organization. Schedule 2.3 sets forth the jurisdictions in which each of the Calnev Companies is duly licensed or qualified to do business as a foreign corporation. Each of the Calnev Companies has all requisite corporate power to own, lease and operate its properties and to carry on its business as now being conducted, is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or ownership of its properties requires such qualification, except where the failure to qualify would not reasonably be expected to have a Calnev Material Adverse Effect.

         2A.4 Consents and Approvals. The execution and delivery of this Agreement by Rail and Holdings does not, and the consummation of the transactions contemplated by Section 1A.1 hereof and performance by Rail and Holdings of their obligations hereunder, assuming the receipt of the consents, approvals and waivers listed on Schedule 2.4, will not: (a) violate or constitute a default under any term, condition or provision of (i) the charter, bylaws or analogous organizational documents of any of the Calnev Companies; or (ii) any Contract, lease, collective bargaining agreement (or agreements relating thereto), instrument, mortgage, permit, Governmental authorization, license or franchise to which any of the Calnev Companies is a party or by which any of its properties are bound; (b) result in the creation of any Lien upon any of any of the Calnev Companies' stock, securities, membership interests or properties or give to others any interest or right in any of any of the Calnev Companies' stock, securities, membership interests or properties, including, but not limited to, a right to purchase any of such stock, securities, membership interests or properties; (c) require any consent, Governmental authorization or approval under any Law or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to any of the Calnev Companies; or (d) result in the suspension, modification, revocation or nonrenewal of any license, permit or Governmental authorization issued or granted to any of the Calnev Companies by Governmental Authorities that are necessary for the conduct of the business of the Calnev Companies, except, with respect of each of clauses (a)(ii)-(d), for matters that are not reasonably expected to have a Calnev Material Adverse Effect. Except as set forth on Schedule 2.4, the failure of any Person not a party hereto to authorize or approve this Agreement will not give any Person the right to enjoin, rescind or otherwise prevent or impede the sale of the GPL Stock to Purchaser in accordance with the terms of this Agreement or to reach in any fashion the GPL Stock in the hands of the Purchaser following the Calnev Closing or to obtain damages from, or any other judicial relief against, Purchaser as a result of the transactions carried out in accordance with the provisions of this Agreement.

         2A.5 Personal Property. The Calnev Companies have good and valid title to their respective personal properties reflected in the Calnev September 30th Balance Sheet or acquired after the date thereof (except for properties sold or otherwise disposed of since the date thereof in the ordinary course of business) free and clear of all Liens, except for Calnev Permitted Liens.

         2A.6 Real Property. Schedule 2.6 contains a true and correct list of all Calnev Real Property that is owned by the Calnev Companies. Except as set forth on Schedule 2.6, to Seller's knowledge, such Calnev Real Property is owned by one of the Calnev Companies free and clear of all Liens, except for: (a) Liens reflected in the Calnev September 30th Balance Sheet, (b) Liens arising by operation of Law for taxes not yet due and payable, (c) imperfections or irregularities of title and other Liens that would not reasonably be expected to have a Calnev Material Adverse Effect and (d) zoning, planning and other restrictions of record.

         2A.7 Leased Real Property. Schedule 2.7 contains a true and correct list of all Calnev Leased Real Property that is held by any of the Calnev Companies under valid and subsisting leases. Except as set forth on Schedule 2.7, (a) during the twelve (12) months prior to the date hereof, none of the Calnev Companies has received any notice of default under any lease pertaining to any Calnev Leased Real Property and (b) to Seller's knowledge, there are no uncured defaults under any lease without regard to when notice may have been given that would give the lessor the right to terminate the lease, in each that would reasonably be expected to result in a Calnev Material Adverse Effect.

         2A.8 Intellectual Property. Set forth on Schedule 2.8 is a list of all Calnev Intellectual Property owned by any of the Calnev Companies. The Calnev Companies own all right, title and interest in and to, or have a valid right to use, all of the Calnev Intellectual Property. Except as set forth on Schedule 2.8, and other than those matters that would not reasonably be expected to have a Calnev Material Adverse Effect, (a) no claim adverse to the interests of the Calnev Companies in the Calnev Intellectual Property is pending or, to Seller's knowledge, has been threatened; (b) none of the Calnev Companies has received notice of any infringement or other violation of such party's right in any of the Calnev Intellectual Property; and (c) no litigation is pending or, to Seller's knowledge, threatened wherein the Calnev Intellectual Property is alleged to infringe or violate the right of any third party.

         2A.9 Financial Statements.


                  (a) [Intentionally omitted].

                  (b) The Calnev September 30th Balance Sheet, as set forth in
         Schedule 2A.9(b), (i) was derived from the books and records of the Calnev Companies and the Audited September 30th Balance Sheet, (ii) fairly presents in all material respects, in accordance with GAAP consistently applied (except for the absence of footnotes and other normal presentation items and subject to the Calnev Adjustments), the consolidated financial condition of the Calnev Companies as and at the date thereof, (iii) is unaudited, (iv) includes all adjustments consistent with GAAP consistently applied (which such adjustments shall consist only of normal recurring items which management reasonably considers necessary for a fair statement of the consolidated financial position for the applicable period) and (v) reflects the Calnev Adjustments.

                  (c) To Seller's knowledge, no event has occurred which either entitles, or would, upon notice or lapse of time or both, entitle the holder of any indebtedness for borrowed money affecting any Calnev Company to accelerate, or which does accelerate, the maturity of any indebtedness affecting any Calnev Company.

                  (d) Schedule 2.9(f) contains a true and complete list and description of all bonds, deposits, financial assurance requirements and insurance coverage required to be submitted to regulatory authorities for the continued ownership and operation of the assets and properties of the Calnev Companies and for their continued business operations.

         2A.10 No Material Adverse Change. Except as set forth on Schedule 2.10, since September 30, 2000 (and giving effect to the matters described in Section 1A.1) there has not occurred: (a) any change in the consolidated financial condition or results of operations of the Calnev Companies that constitutes a Calnev Material Adverse Effect; (b) any loss of or damage to any of the properties of any Calnev Company which is reasonably anticipated to cost more than $320,000 to repair or replace; (c) any Lien placed on any of the properties of any Calnev Company, except as would be permitted by Section 2A.5 or Section 2A.6; (d) any amendment to or change in the charter, bylaws or analogous organizational documents of any Calnev Company (other than pursuant to the terms of this Agreement); (e) any change in the accounting methods or practices used by any of the Calnev Companies; (f) any material strike or work stoppage or material slowdown, or any known threat of the foregoing, by employees of any of the Calnev Companies; or (g) any change in the assets or liabilities of the Calnev Companies that constitutes a Calnev Material Adverse Effect.

         2A.11 Tax Matters. Except as set forth in Schedule 2.11:


                  (a) all Tax Returns required to be filed by or with respect to each of the Calnev Companies and any affiliated, consolidated, combined, unitary or similar group of which any of the Calnev Companies is or was a member have been duly filed on a timely basis (taking into account all extensions of due dates) and such Tax Returns are true, complete and correct except for such matters that would not have a Calnev Material Adverse Effect;

                  (b) all Taxes owed by any of the Calnev Companies and any affiliated, consolidated, combined, unitary or similar group of which any of the Calnev Companies is or was a member which are or have become due have been timely paid in full (whether or not shown on or reportable on such Tax Returns), except where the failure to pay such Taxes would not have a Calnev Material Adverse Effect, and except for the portion of such Taxes being contested in good faith;

                  (c) the amount of the Calnev Companies' liability for unpaid Taxes for all periods ending on or before the date of the Calnev September 30th Balance Sheet does not exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred Taxes) reflected on the Calnev September 30th Balance Sheet and the amount of the Calnev Companies' liability for unpaid Taxes for all periods ending on or before the Calnev Closing Date will not exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred Taxes) as such accruals are reflected on the Calnev Closing Balance Sheet;

                  (d) there have been no waivers or extensions of any statute of limitations filed with any Governmental Authority responsible for assessing or collecting Taxes in respect to any Tax Return of, or which includes, any of the Calnev Companies;

                  (e) all material Taxes which any of the Calnev Companies have been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid to the proper Governmental Authority;

                  (f) there is no material action, suit, proceeding, investigation, audit, claim or assessment pending or to Seller's knowledge proposed with respect to any liability for Tax or with respect to any Tax Return for which any of the Calnev Companies could be liable;

                  (g) all Tax sharing agreements to which any of the Calnev Companies are subject will terminate as of the Calnev Closing Date; no payments under any such agreements will become due by any of the Calnev Companies upon such termination at the Calnev Closing or thereafter; and no Calnev Company is party to any similar arrangement with any other party and has no current contractual obligation to indemnify any other person or entity with respect to Tax;

                  (h) no Governmental Authority in a jurisdiction where any of the Calnev Companies or any affiliated, consolidated, combined, unitary or similar group of which any of the Calnev Companies is or was a member have not filed Tax Returns has made any material claim, assertion or threat that the Calnev Companies are or may be subject to taxation by such jurisdiction, except for such claims, assertions or threats that would not reasonably be expected to have a Calnev Material Adverse Effect;

                  (i) no Calnev Company has been a member of an affiliated group filing consolidated Tax Returns other than a group the common parent of which is GATX Corporation;

                  (j) none of the property of any Calnev Company is subject to a safe-harbor lease (pursuant to section 168(f)(8) of the Internal Revenue Code of 1954 as in effect after the Economic Recovery Tax Act of 1981 and before the Tax Reform Act of 1986) or is "tax-exempt use property" (within the meaning of section 168(h) of the Code) or "tax-exempt bond financed property" (within the meaning of section 168(g)(5)) of the Code; and

                  (k) no Calnev Company is required to make any adjustment under
         Section 481(a) of the Code by reason of a change in accounting method or otherwise.

         2A.12    Laws and Regulations; Litigation.

                  (a) Except as set forth on Schedule 2.12(a), to Seller's knowledge, none of the Calnev Companies is in violation of or in default under any Law (other than any Environmental Law as matters related to Environmental Laws are addressed by Sections 2A.18 and 2A.19 hereof) or any order of any court or federal, state, municipal or Governmental Authority applicable to them that would reasonably be expected to have a Calnev Material Adverse Effect.

                  (b) Except as set forth on Schedule 2.12(b), there is no demand, claim, suit, fine, investigation, charge, complaint, grievance, action, arbitration or legal, administrative or other proceeding pending or, to Seller's knowledge, threatened against or affecting any of the Calnev Companies or any of their respective officers, directors, employees, assets, properties or businesses and relating to the businesses or properties of the Calnev Companies (other than matters related to Environmental Laws as matters related to Environmental Laws are addressed by Sections 2A.18 and 2A.19 hereof) that would reasonably be expected to have a Calnev Material Adverse Effect.

                  (c) With respect to the Calnev Companies that own or operate regulated common carriers, (i) such Calnev Companies have obtained from Governmental Authorities requisite approval of all tariffs and rates (which such tariffs and rates are currently in effect) and (ii) to Seller's knowledge, there is no complaint, protest or investigation pending or threatened with respect to such Calnev Companies' tariffs or rates other than as set forth on Schedule 2A.12(c).

         2A.13 ERISA and Related Matters .

                  (a) Set forth on Schedule 2.13 is a list of all Benefit Plans that are maintained, contributed to or participated in by any of the Calnev Companies or with respect to which any of the Calnev Companies is a party (the "Calnev Plans") on the date hereof. Any Calnev Plan which covers only employees or former employees of the Calnev Companies is indicated on Schedule 2.13 and is referred to herein as a "Calnev Subsidiary Plan."

                  (b) With respect to all Calnev Plans (other than a multiemployer plan as defined in Section 3(37) of ERISA), Seller has supplied to Purchaser a true and correct copy of each such plan and, to the extent applicable, all applicable related trusts and amendments thereto, the most recent summary plan descriptions and favorable determination letters and the annual reports most recently filed for the Calnev Subsidiary Plans.

                  (c) All Calnev Plans comply in form and operation in all material respects with their terms and all applicable requirements of Law; provided, however, that as to multiemployer plans, this representation is made as to Seller's knowledge.

                  (d) All Calnev Plans which are employee pension benefit plans as defined in Section 3(2) of ERISA and which are intended to comply with Section 401(a) of the Code are the subject of a favorable determination letter from the IRS, and nothing has occurred since the date of the last such determination letter which resulted or is likely to result in the revocation of such determination; provided, however, that as to any such plans that are multiemployer plans, this representation is made as to Seller's knowledge.

                  (e) To Seller's knowledge, there have been no "prohibited transactions" (as described in Section 406 of ERISA or Section 4975 of the Code) with respect to any Calnev Plans.

                  (f) Except as set forth on Schedule 2.13, all accrued obligations of the Calnev Companies, whether arising by operation of Law, by contract or by past custom, for compensation, including bonuses, to its officers, directors, employees, consultants or agents, for Taxes and other obligations to any Governmental Authority payable by any of the Calnev Companies in connection with such compensation, and for payments with respect to any Calnev Plan, have been paid, or adequate accruals for such obligations have been and are being made by the Calnev Companies, and will be reflected on the Calnev Closing Balance Sheet.

                  (g) There are no actions, suits or claims pending or, to Seller's knowledge, threatened, other than routine claims for benefits and qualified domestic relations, medical or child support orders involving any Calnev Plans; provided, however, that with respect to any multiemployer plan, this representation is made to Seller's knowledge.

                  (h) Except as set forth on Schedule 2.13, none of the Calnev Plans are multiemployer plans (as defined in Section 3(37) of ERISA). To Seller's knowledge based on the information described in Schedule 2.13, the withdrawal liability with respect to the multiemployer plans listed on Schedule 2.13 is as set forth in that schedule.

                  (i) No Calnev Company has received any claim or demand for withdrawal liability (within the meaning of Section 4201 of ERISA) from any multiemployer plan, the liability for which has not been satisfied.

                  (j) No termination or partial termination of any existing Calnev Plan which is an employee pension benefit plan as defined in
         Section 3(2) of ERISA has occurred, nor has a notice of intent to terminate any such existing Calnev Plan been issued by Seller or any of the Calnev Companies. The Pension Benefit Guaranty Corporation has not instituted, and is not expected to institute, any proceedings to terminate any Calnev Plan.

                  (k) No Calnev Plan that is a pension plan (with the meaning of Section 3(2) of ERISA) and that is not a multiemployer plan has suffered any "accumulated funding deficiency," within the meaning of
         Section 302 of ERISA and Section 412 of the Code, whether or not waived, and if any such Calnev Plan were terminated on the Calnev Closing Date, none of the Calnev Companies would have any liability to any participants or beneficiaries as a result of the termination except to the extent of funds set aside for such purpose or reflected as reserved for such purpose on the Calnev Closing Balance Sheet.

                  (l) No termination liability to the Pension Benefit Guaranty has been or is expected to be incurred if any Calnev Plan were terminated on the Calnev Closing Date. There has been no "reportable event," as defined in Section 4043 of ERISA, with respect to any Calnev Plan that is not a multiemployer plan, for which notice has not been waived.

                  (m) None of the Calnev Companies has received notice that it is liable for any funding taxes under Sections 413(b)(6) or 4971 of the Code on account of an accumulated funding deficiency of any multiemployer plan to which either any Calnev Company or an ERISA Affiliate has contributed or is required to contribute.

                  (n) Except as specifically described on Schedule 2.13 (including Schedule 2.13(a) or as required by Section 411(d)(3) of the Code, the consummation of the transactions contemplated hereby will not accelerate or increase any liability under any Calnev Plan because of an acceleration or increase of any of the rights or benefits to which employees may be entitled thereunder.

                  (o) No breach or violation of or default under any Calnev Plan which is not sponsored or maintained by any of the Calnev Companies (other than a multiemployer plan) will subject Purchaser or any of the Calnev Companies to any Taxes, Liens, encumbrances, penalties or any other liabilities.

                  (p) Except as specifically described on Schedule 2.13 (including Schedule 2.13(a) or as required by law, no Calnev Plan provides health or welfare benefits for any retired or former employee, and no Calnev Company is obligated to provide health or welfare benefits to any active employee following such employee's retirement or other termination of service. To the extent that such obligations exist, such obligations (except with respect to (i) health and life insurance applicable to employees who terminate employment other than on account of retirement and (ii) severance benefits) are fully funded or adequately reserved for with respect to all of the Calnev Companies. Other than pursuant to a collective bargaining agreement, no Calnev Company has adopted or distributed a formal plan, policy or program representing, promising or affirming to any employees or former employees the duration of retiree health or welfare benefits.

         2A.14 Material Contracts.


                  (a) Schedule 2.14 contains a complete and accurate list of all Contracts of the following categories to which any of the Calnev Companies is a party or by which any of them is bound as of the date of this Agreement (the "Calnev Material Contracts"):

                           (i) (1) continuing contracts for the purchase of
                  materials, supplies, or equipment (other than purchase contracts and orders for inventory in the ordinary course of business consistent with past practice), (2) management, service, consulting, or other similar types of contracts or
                  (3) advertising agreements or arrangements, in any such case that have an aggregate committed future liability to any Person in excess of $1,000,000 and that is not terminable by the applicable Calnev Company by notice of not more than 60 days for a cost of less than $1,000,000;

                           (ii) material Calnev Intellectual Property licenses
                  (including any license or other agreement under which the applicable Calnev Company is licensee or licensor of any such Calnev Intellectual Property);

                           (iii) agreements under which any of the Calnev
                  Companies has directly or indirectly guaranteed indebtedness of any Person in the principal amount individually in excess of $1,000,000;

                           (iv) agreements under which any of the Calnev
                  Companies is obligated to advance, loan, extend credit, or make a capital contribution to, or other investment in, any Person, in any such case that, individually, is in excess of $1,000,000;

                           (v) all Contracts, leases or easements involving
                  annual rental payments or receipts in excess of $1,000,000;

                           (vi) all promissory notes, loans, agreements,
                  indentures, evidences of indebtedness or other instruments providing for the lending of money, whether as borrower or lender, in excess of $1,000,000 and all related security agreements or similar agreements associated therewith;

                           (vii) Contracts which limit the freedom of any of the
                  Calnev Companies to compete with any Person or operate at any location, including, without limitation, any preferential rights granted to third parties to purchase or lease such location;

                           (viii) any Contract for a pending or completed
                  acquisition or disposition (by merger or otherwise) of all or substantially all of the assets (other than inventory) or capital stock of any Person (including, without limitation, any Calnev Company) under which any of the Calnev Companies currently has (or in the case of a pending acquisition or disposition may have) any liability;

                           (ix) Contracts between any Calnev Company, on one
                  hand, and Seller or any Affiliate of Seller (or any current or former officer, director or employee of Seller or any Affiliate of Seller) on the other hand;

                           (x) all Contracts pertaining to the operation or
                  maintenance of any and all facilities of any of the Calnev Companies under which any Calnev Company has a committed aggregate liability of at least $1,000,000; and

                           (xi) to the extent not otherwise listed on Schedule
                  2.14, any Contract under which any of the Calnev Companies is obligated to indemnify or otherwise make whole any Person for any obligation or liability in liquidated amount in excess of $1,000,000.

                  (b) True copies of the Calnev Material Contracts, and accurate written summaries of the oral Calnev Material Contracts, identified on
         Schedule 2.14 have been made available to Purchaser.

                  (c) Except as set forth on Schedule 2.14, to Seller's knowledge, no party to a Calnev Material Contract identified in
         Schedule 2.14 is in default under, or in breach or violation of (and no event has occurred which, with notice or the lapse of time or both, would constitute a default under, or a breach or violation or lapse of) any term, condition or provision of such Calnev Material Contract except for defaults, breaches, violations or events which, individually or in the aggregate, would not have a Calnev Material Adverse Effect.

         2A.15 Brokers, Etc. Except for Salomon Smith Barney Inc. and J.P. Morgan & Co. Incorporated, the fees and expenses of which shall be the responsibility of Seller, no broker or investment banker acting on behalf of Seller or any of the Calnev Companies or under the authority of any of them is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly from Seller or any of the Calnev Companies in connection with the Calnev Sale.

         2A.16 Insurance. To Seller's knowledge, the Insurance Policies related to the Calnev Companies are valid and binding in accordance with their terms, are in full force and effect and insure against risks and liabilities to an extent and in a manner customary in the industry in which Calnev operates. To Seller's knowledge, no Calnev Company is in default with respect to any provision contained in any Insurance Policy or has failed to give any notice of or present any claim reasonably anticipated to exceed such Calnev Company`s self-insurance retention under any Insurance Policy in due and timely fashion.

         2A.17 Employees. Except as set forth on Schedule 2.17, (a) no Calnev Company is a party to a collective bargaining agreement, currently negotiating any such agreement, or, to

Seller's knowledge, the subject of any proceeding or organizing activity seeking to compel it to bargain with any labor unions or the subject of any pending or threatened arbitration, strike, labor dispute, work slowdown or work stoppage; and (b) no charge of discrimination, grievance, unfair labor practice, consent decree, conciliation agreement, settlement agreement or other complaint against any Calnev Company is currently pending or, to Seller's knowledge, threatened before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Authority. Seller has provided Purchaser with access to true and correct copies of (i) any written material relating to the material personnel policies of Calnev and (ii) any agreement of any employee of any Calnev Company who is paid or entitled to payment by any Calnev Company in an amount exceeding, in the aggregate, $100,000 for fiscal year 2000, or expected to exceed, in the aggregate, $100,000 for fiscal year 2001.

         2A.18 Environmental.

                  (a) To Seller's knowledge, except as set forth on Schedule 2.18, there is no uncured violation of any Environmental Law that (i) has given rise to a current obligation of any of the Calnev Companies to undertake a "Response Action" or a "Removal Action" (as such terms are defined pursuant to CERCLA) and (ii) would reasonably be expected to have a Calnev Material Adverse Effect at any site or facility currently owned or operated by any of the Calnev Companies. Except as set forth on Schedule 2.18 and other than those matters that would not reasonably be expected to have a Calnev Material Adverse Effect, during the last five years, to Seller's knowledge, there have been no notices or complaints received by any of the Calnev Companies alleging a violation of an Environmental Law at any current or former site or facility that was at any time owned or operated by any Calnev Company.

                  (b) To Seller's knowledge, each of the Calnev Companies has timely filed all reports and notifications, and has generated and maintained all records and data concerning their operations as are required under applicable Environmental Laws, except where the failure to so file, generate or maintain would not reasonably be expected to have a Calnev Material Adverse Effect.

                  (c) Except as set forth on Schedule 2.18, there is no civil, criminal or administrative action, suit, demand, claim, notice of violation, investigation or proceeding pending or, to Seller's knowledge, threatened against any of the Calnev Companies in connection with the conduct of their business relating to or arising under any Environmental Laws.

                  (d) Except as disclosed on Schedule 2.18, since January 1, 1990, no Calnev Company has not owned, leased or operated a site that
         (i) pursuant to CERCLA or any similar state or foreign law, has been placed or is proposed to be placed by any Governmental Authority on the "National Priorities List" or similar state or foreign list, as in effect as of the Calnev Closing Date, or (ii) is involved with any voluntary cleanup program sponsored by a Governmental Authority.

                  (e) Except as disclosed on Schedule 2.18 and except as would not reasonably be expected to have a Calnev Material Adverse Effect, since January 1, 1990 none of the

         Calnev Companies has been identified by any Governmental Authority as a potentially responsible party under CERCLA or any similar state or foreign law with respect to any site, and no Hazardous Substances generated, transported or disposed of by or on behalf of any of the Calnev Companies have been found at any site where a Person has made written demand on any Calnev Company to conduct or pay for a remedial investigation, removal or other response action pursuant to any Environmental Law.

                  (f) Except as set forth on Schedule 2.18 and except as would not reasonably be expected to have a Calnev Material Adverse Effect, there is no provision of any lease, purchase agreement, sale agreement, joint venture or any similar agreement by or under which any of the Calnev Companies is currently bound to conduct or pay for a remedial investigation, removal or other response action pursuant to any Environmental Law.

         2A.19 Environmental Permits. To Seller's knowledge, except as set forth on Schedule 2.19, the Calnev Companies are in possession of all Calnev Environmental Permits required under Environmental Laws for the current operation of their business and are in compliance with the requirements and limitations included in such Calnev Environmental Permits, except where the failure to so possess or comply would not reasonably be expected to have a Calnev Material Adverse Effect.

         2A.20 Affiliate Transactions. There are no Contracts between any of the Calnev Companies on the one hand and Rail, Holdings, a Terminals Company or any of their Affiliates on the other hand.

         2A.21 Licenses; Permits. Set forth on Schedule 2.21 is a true and complete list of all material licenses, permits and authorizations issued or granted to any of the Calnev Companies by Governmental Authorities that are necessary for the conduct of the business of the Calnev Companies.

         2A.22 Hedging. No Calnev Company engages in any futures or options trading and is not a party to any price swaps, hedges, futures or similar instruments.

         2A.23 Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending against, being contemplated by, or to Seller's knowledge, threatened against Rail, Holdings or any of the Calnev Companies.

         2A.24 Other Disclosures. Set forth on Schedule 2.24 is a list of each bank in which any of the Calnev Companies has an account, and the identity of each such account, and each bank in which Calnev has a safe deposit box, together with the names of all persons authorized to draw thereon and have access thereto.


                                   ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to Seller as follows:

         3.1 Authority of Purchaser. Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite limited partnership power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Purchaser has all requisite limited partnership power to enter into this Agreement and to carry out its obligations under this Agreement. The execution, delivery and performance of this Agreement by Purchaser has been duly authorized by all necessary limited partnership action. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors' rights generally or (b) legal and equitable limitations on the availability of specific remedies. The execution and delivery of this Agreement by Purchaser does not, and the consummation of the transactions contemplated hereby and performance by Purchaser of its obligations hereunder will not, violate or conflict with any provision of: (i) the certificate of limited partnership or the Limited Partnership Agreement of Purchaser; (ii) any material agreement, lease, instrument, mortgage, license or franchise to which Purchaser is a party or by which any of its properties is bound; or (iii) any Law applicable to Purchaser and which violation or conflict would reasonably be expected to have a material adverse effect on the financial condition of Purchaser. The failure of any Person not a party hereto to authorize or approve this Agreement or the transactions contemplated hereby will not give any Person the right to enjoin, rescind or otherwise prevent or impede the purchase of the Stock by Purchaser in accordance with the terms of this Agreement or to obtain damages from, or any other judicial relief against, Seller or Purchaser as a result of any transactions carried out in accordance with the provisions of this Agreement.

         3.2 Brokers, Etc. Except for Merrill Lynch & Co., the fees and expenses of which shall be the responsibility of Purchaser, no broker or investment banker acting on behalf of Purchaser is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby.

         3.3 Securities. Purchaser hereby acknowledges that the Stock is not registered under the Securities Act or registered or qualified for sale under any applicable securities Law of the United States or any state or province of the United States and cannot be resold without registration thereunder or exemption therefrom. Purchaser is acquiring such Stock for its own account as principal, for investment and has no present intention to dispose of the Stock, in whole or in part, or of any interest in the Stock to any other person. Purchaser has sufficient knowledge and experience in financial and business matters to enable it to evaluate the risks of investment in such Stock and has the ability to bear the economic risks of such investment.

         3.4 Financing. Purchaser has all necessary financial resources (which resources are listed on Schedule 3.4) available in connection with the acquisition of the Stock to consummate the transactions contemplated hereby. The financial statements of Purchaser as of December 31, 1999 and for the period then ended, which have been previously delivered to Seller, fairly present the financial condition and results of operations of Purchaser as of the date and for the period then ended in accordance with GAAP.

         3.5 Independent Investigation. In making the decision to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby, other than reliance on the representations, warranties, covenants, obligations and indemnities of Seller set forth in this Agreement and in Seller's Related Agreements, Purchaser has performed its own independent investigation, analysis and evaluation of the Terminals Companies and the Calnev Companies (including Purchaser's own estimate and appraisal of the value of the business, financial condition, assets, operations and prospects of the Terminals Companies and the Calnev Companies). Purchaser confirms to Seller that Purchaser is sophisticated and knowledgeable in the business of the Terminals Companies and the Calnev Companies and is capable of evaluating the matters set forth above.


                                    ARTICLE
           COVENANTS OF SELLER WITH RESPECT TO THE TERMINALS COMPANIES

         Seller hereby covenants to and agrees with Purchaser as follows:

         4.1 Corporate and Other Actions. Prior to the Terminals Closing Date, Seller shall use all commercially reasonable efforts to fulfill its obligations under this Agreement relating to the Terminals Sale and to consummate the Terminals Sale and the transactions contemplated thereby.

         4.2 Full Access. Prior to the Terminals Closing Date, Seller shall cause the Terminals Companies to afford Purchaser and its counsel, accountants and other authorized representatives, with reasonable prior notice, reasonable access during normal business hours (when accompanied by an authorized representative of the Terminals Companies) to the respective premises, properties, personnel, books and records of the Terminals Companies and any other assets or information that Purchaser reasonably deems necessary and shall furnish Purchaser with such financial and operating data concerning the Terminals Companies as Purchaser shall reasonably request; provided, however, that Purchaser shall not be entitled to the access contemplated by this Section
4.2 until such time as Purchaser delivers to Seller a duly executed amended Confidentiality Agreement as required by Section 5.2 hereof.

         4.3 Ordinary Course of Business. Prior to the Terminals Closing Date, Seller shall cause the Terminals Companies to be operated in the ordinary course of business; provided, however, that Seller shall not be obligated to cause the Terminals Companies to make any capital expenditures prior to the Terminals Closing other than Terminals Maintenance Capital Expenditures in the ordinary course of business. In addition, prior to the Terminals Closing Date, other than as contemplated by this Agreement (including, without limitation, Section 4.8 hereof), Seller shall not permit any of the Terminals Companies to do any of the following without the prior written consent of Purchaser (which shall not be unreasonably withheld): (a) make any change in its authorized capital stock, certificate of incorporation or bylaws; (b) other than with respect to intercompany transactions, pay any stock dividends or make any reclassification with respect to its outstanding stock; (c) issue or sell any shares of its capital stock or securities convertible into or exchangeable for its capital stock; (d) purchase or otherwise acquire for consideration any outstanding shares of its capital stock; (e) other than with respect to (i) the Excluded Companies, (ii) the Thorofare Terminal and (iii) certain real property fronting on Archer Avenue in Argo, Illinois, sell, transfer, convey or otherwise dispose of, or encumber with any Lien (other than Terminals Permitted Liens), any asset except in the ordinary course of business and consistent with past practice (provided that, other than with respect to the sale or transfer of the Thorofare Terminal, the Excluded Companies and the real property located in Argo, Illinois, the cash or other proceeds received shall be retained in the respective Terminals Company and shall not be distributed to Seller or its Affiliates); (f) make any material changes in its accounting principles or practices; (g) other than with respect to the transfer from Terminals to Rail (or an Affiliate of Rail) of any indebtedness owing to Terminals from TPE or any other Excluded Company, enter into any material transaction with Seller or any of its Affiliates; (h) make any borrowings from parties other than Affiliates or incur any debt or lease financing from parties other than Affiliates (other than borrowings in an aggregate principal amount outstanding at any time not in excess of $15,000,000 and debt or lease financing incurred in the ordinary course of business and consistent with past practice), or assume, guarantee, endorse (except for the negotiation or collection of negotiable instruments in the ordinary course of business and consistent with past practice) or otherwise become liable for any material obligations of any other Person; (i) make any loans, advances or capital contributions to, or investments in, any other Person or (j) (i) except as set forth on Schedule 4.3, increase the compensation of any officer or key employee other than in the ordinary course of business or as required by any agreement or bylaw in effect on the date of this Agreement, (ii) adopt any new employee benefit plan or materially amend any existing employee benefit plan other than to reflect changes in Law and plan administration or other than in the ordinary course of business and consistent with past practices or (iii) enter into any new employment or consulting agreement for which the aggregate consideration to be paid is greater than $100,000. Prior to the Terminals Closing Date, Seller shall, as soon as reasonably practicable, provide written notice to Purchaser in the event any of the Terminals Companies has made or is planning to make a capital expenditure that is more than $500,000.

         4.4 HSR Filings. As promptly as practicable, Seller shall (in cooperation with Purchaser) (i) make all filings and submissions with the Department of Justice ("DOJ") and the Federal Trade Commission ("FTC") under the HSR Act and any applicable state or foreign laws or regulations as may be reasonably required to be made with all other Governmental Authorities in connection with the transactions contemplated by this Agreement, requesting early termination of any waiting period thereunder, (ii) respond promptly to any inquiries from the DOJ, the FTC or other Governmental Authorities in connection with such filings and (iii) comply in all material respects with the requirements of the HSR Act. Subject to regulatory constraints, Seller and Purchaser shall each keep the other party fully advised with respect to any requests from or communications with the DOJ, FTC or other Governmental Authority and shall consult with the other party with respect to all filings and responses thereto.

         4.5 [Intentionally omitted].

         4.6 Registration Statements and Periodic Reports. In connection with the preparation and filing of any registration statement or periodic report of Purchaser or its Affiliates pursuant to any rule or regulation promulgated under the Securities Act and the Securities Exchange Act of 1934, as amended, including, but not limited to, Regulation S-X, Seller shall use commercially reasonable efforts to cooperate with Purchaser and its accountants in satisfying Purchaser's financial reporting requirements with respect to this Agreement and as otherwise may be required from time to time.

         4.7 Intercompany Accounts and Contracts. Except as set forth on
Schedule 4.7, prior to or on the Terminals Closing Date (a) the Terminals Companies shall pay or otherwise extinguish the outstanding payables owed to Seller or any of its Affiliates and
(b) Seller and any of its Affiliates shall pay or otherwise extinguish the outstanding payables owed to the Terminals Companies. All intercompany Contracts between Seller and/or its Affiliates, on the one hand, and the Terminals Companies, on the other hand, shall terminate as of the Terminals Closing with full releases of liability and obligation, except for those Contracts listed on
Schedule 4.7.

         4.8 Conversion into Single-Member Limited Liability Companies. Prior to the Terminals Closing Date, Seller shall cause the Terminals Companies to be converted into single-member limited liability companies (by state law conversions in the case of Terminals Companies that are Delaware corporations and by mergers in the case of Rahway River Land Company and Southwest Florida Pipeline Company) with all related documents and instruments to be in form and substance mutually satisfactory to Seller and Purchaser, provided, however, that Seller shall not be deemed to have breached its obligations under this Section
4.8 if the conversion of any Terminals Company into a limited liability company (whether by state law conversion or by merger) is or has been enjoined or restrained by a court of competent jurisdiction. Upon the conversion of the Terminals Companies into single-member limited liability companies and thereafter, neither Seller nor any of its Affiliates will make an election or take any action resulting in any Terminals Company being treated as anything other than an entity disregarded from its owner for federal income tax purposes, and Seller and its Affiliates will file all federal income and relevant state income Tax Returns in a manner consistent with the Terminals Companies' disregarded entity status. All references in this Agreement to the Terminals Companies and their capital stock shall thereafter refer to the Terminals Companies as limited liability companies and to their membership interests, respectively.

         4.9 No Solicitations. Seller will not take, nor will it permit the Terminals Companies or any Affiliate of Seller (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Seller, the Terminals Companies or any such Affiliate) to take, directly or indirectly, any action to (i) solicit, encourage, negotiate, assist or otherwise facilitate (including by furnishing confidential information with respect to the Terminals Companies or permitting access to the assets and properties and books and records of the Terminals Companies) any offer or inquiry from any Person concerning a Terminals Acquisition Proposal ("Terminals Company Competing Transaction") or (ii) enter into any agreement, arrangement or understanding (a) which binds Seller, the Terminals Companies or their Affiliates to a Terminals Company Competing Transaction or (b) requires them to abandon, terminate or fail to consummate the transactions contemplated by this Agreement. Seller, the Terminals Companies and their Affiliates will immediately cease all existing activities, discussions and negotiations with any parties conducted heretofore with respect to any Terminals Company Competing Transaction.

         4.10 Confidentiality. After the Terminals Closing Date, Seller shall not, directly or indirectly, use or provide to, and shall not permit any Affiliate, directly or indirectly, to use or provide to any other Person any material nonpublic information concerning the business or operations (financial or other) of the Terminals Companies, except (a) as on the advice of counsel is required in governmental filings or judicial, administrative or arbitration proceedings and (b) as may be necessary or desirable for the sale or transfer of any Excluded Company (so long as the recipient of such information is bound to a commercially reasonable confidentiality agreement with respect to such information).

         4.11 Insurance.

                  (a) From the date hereof to the Terminals Closing Date, Seller shall cause the Terminals Companies to maintain in full force and effect all of their respective Terminals Insurance Policies now in effect or renewals thereof covering their assets, operations and employees. Upon the conversion or merger of each Terminals Company into a limited liability company as required by Section 4.8 hereof, Seller shall notify the insurance carriers for such Terminals Company of the change in the identity of such company as a result of such conversion or merger.

                  (b) Before or after the Terminals Closing. Seller shall provide to Purchaser access to (and, at Purchaser's expense, copies of) the insurance policies and related records of Seller and its Affiliates that relate to the business and properties now or previously owned, leased and/or operated by any Terminals Company (including business or property included in the General American Transportation Corporation prior to July 1, 1975) in order for Purchaser to assess whether claims for the benefit of any Terminals Company can be made under any of the applicable insurance policies. If Purchaser determines that any such claims can be made under any of the insurance policies for the benefit of any of the Terminals Companies, then, at Purchaser's expense, Seller shall (i) use commercially reasonable efforts to cooperate with Purchaser and any Terminals Company in preparing and documenting any such claim and (ii) on behalf of any Terminals Company, make, file and use commercially reasonable efforts to pursue any such claim; provided, however, that (x) Seller or its Affiliates will not be required to make, file or pursue those claims which, if paid by the insurer, would result in a retroactive premium adjustment, payment obligation (including self-insured retention or deductible) or other charge-back to Seller or its Affiliates unless Purchaser agrees in writing to reimburse Seller for such adjustment or charge-back, (y) in settling any such claim with an insurer, Seller and its Affiliates will not be required to release any rights, and Purchaser shall not cause the release of any rights, to make claims under the insurance policy for matters that are not related to the claim that is being settled for the Terminals Company and (z) Seller or its Affiliates will not be required to commence litigation or to make any expenditure or payment unless Purchaser agrees to fully indemnify Seller and its Affiliates for any such expenditure or payment and also for any Losses incurred by Seller or any of its Affiliates in connection with any such litigation (including, without limitation, reasonable attorneys' fees). Notwithstanding the foregoing, Purchaser agrees that no claim contemplated under this Section 4.11 shall be made against Trail Ltd., a rail car leasing captive insurer partially owned by GATX Corporation which provided insurance coverage during the periods in question.

         4.12 Excluded Companies. Prior to the Terminals Closing (or in the case of GPS, no later than April 30, 2001), Seller shall cause the Excluded Companies and all assets, Contracts and liabilities related thereto to be transferred outside of Terminals such that, at the Terminals Closing, Terminals no longer owns or is responsible for, directly or indirectly, the Excluded Companies or any assets, Contracts or liabilities related thereto.

         4.13 No Solicitation of Continuing Employees. Subsequent to the Terminals Closing and for a period of one (1) year thereafter Seller shall not (and Seller shall cause its Affiliates not

to) solicit (i.e. initiate discussions with) for hire any of the Terminals Continuing Employees so long as such Terminals Continuing Employees are employed by the Terminals Companies, Purchaser or any Affiliate thereof. Notwithstanding the foregoing, the provisions of this Section 4.13 shall in no way prohibit Seller or its Affiliates from engaging in the general trade solicitation of employees so long as such solicitation is not directed specifically at Terminals Continuing Employees.

         4.14 Consents. Prior to the Terminals Closing, as reasonably requested by Purchaser, Seller shall, and shall cause the Terminals Companies to, use commercially reasonable efforts to cooperate with and assist Purchaser in Purchaser's efforts to secure all necessary consents, approvals, exemptions and waivers from third parties (including Governmental Authorities) and to give all required notices (collectively "Terminals Designated Approvals") as shall be required to enable Seller to sell the Terminals Stock to Purchaser, consummate the Terminals Sale or to prevent the sale of Terminals Stock from causing a breach of, or default under, or a termination of, any contract, lease license or other agreement identified on any Schedule attached hereto. Nothing in this Agreement shall require Seller or any of the Terminals Companies to commence litigation or to make any expenditure or payment (other than reasonable attorneys' fees) unless Purchaser agrees to fully indemnify Seller and the Terminals Companies for any such expenditure or payment and also for any Losses incurred by Seller or any Terminals Company in connection with any such litigation (including, without limitation, reasonable attorneys' fees); provided, however, that solely with respect to those Terminals Designated Approvals listed as items 1 (Philadelphia Water Department), 2 (City of Philadelphia), 3 (Tampa Port Authority), 4 (Tampa Port Authority) and 12 (Port of Seattle) on Schedule 2.4 hereof, Seller shall be required to pay any reasonable costs necessary to cure an existing condition at the facility in question if and only if (i) such existing condition amounts to a failure of the facility in question to be in compliance with the terms of the permit, license or agreement as to which the Terminals Designated Approval is being sought and
(ii) the curing of such existing condition is required by the applicable Governmental Authority, based on the terms of the applicable permit, license or agreement, as a prerequisite for granting such Terminals Designated Approval.

         4.15 Argo Lease. For a period of not more than two years from the Terminals Closing Date, Seller shall, at the request of Purchaser and at no cost or expense to Seller other than reasonable attorneys' fees, use commercially reasonable efforts to assist Terminals in working with the Metropolitan Water Reclamation District of Greater Chicago ("MWRD") in Terminals' effort to procure a new lease for the MWRD property at the Argo terminal, including, without limitation, waiving any potential conflict of interest so that the attorneys currently representing Terminals in this effort may be available to continue to do so. Notwithstanding the foregoing, nothing contained in this Section 4.15 shall require Seller to initiate or participate in any litigation unless Purchaser agrees to fully indemnify Seller with respect to any Losses incurred in connection therewith and to pay any and all costs (including, without limitation, reasonable attorneys' fees) incurred in connection therewith.

                                   ARTICLE 4A
            COVENANTS OF SELLER WITH RESPECT TO THE CALNEV COMPANIES

         Seller hereby covenants to and agrees with Purchaser as follows:

         4A.1 Corporate and Other Actions. Prior to the Calnev Closing Date, Seller shall use all commercially reasonable efforts to fulfill its obligations under this Agreement related to the Calnev Sale or New Calnev Sale (as applicable) and to consummate the Calnev Sale or New Calnev Sale (as applicable) and the transactions contemplated thereby.

         4A.2 Full Access. Prior to the Calnev Closing Date, Seller shall cause the Calnev Companies to afford Purchaser and its counsel, accountants and other authorized representatives, with reasonable prior notice, reasonable access during normal business hours (when accompanied by an authorized representative of the Calnev Companies) to the respective premises, properties, personnel, books and records of the Calnev Companies and any other assets or information that Purchaser reasonably deems necessary and shall furnish Purchaser with such financial and operating data concerning the Calnev Companies as Purchaser shall reasonably request; provided, however, that Purchaser shall not be entitled to the access contemplated by this Section 4A.2 until such time as Purchaser delivers to Seller a duly executed amended Confidentiality Agreement as required by Section 5A.2 hereof.

         4A.3 Ordinary Course of Business. Prior to the Calnev Closing Date, Seller shall cause the Calnev Companies to be operated in the ordinary course of business; provided, however, that Seller shall not be obligated to cause the Calnev Companies to make any capital expenditures prior to the Calnev Closing other than Calnev Maintenance Capital Expenditures in the ordinary course of business. In addition, prior to the Calnev Closing Date, other than as contemplated by this Agreement, Seller shall not permit any of the Calnev Companies to do any of the following without the prior written consent of Purchaser (which shall not be unreasonably withheld): (a) make any change in its authorized capital stock, certificate of incorporation or bylaws; (b) other than with respect to intercompany transactions, pay any cash or stock dividends or make any reclassification with respect to its outstanding stock; (c) issue or sell any shares of its capital stock or securities convertible into or exchangeable for its capital stock; (d) purchase or otherwise acquire for consideration any outstanding shares of its capital stock; (e) sell, transfer, convey or otherwise dispose of, or encumber with any Lien (other than Calnev Permitted Liens), any asset except in the ordinary course of business and consistent with past practice; (f) make any material changes in its accounting principles or practices; (g) enter into any material transaction with Seller or any of its Affiliates; (h) make any borrowings from parties other than Affiliates or incur any debt or lease financing from parties other than Affiliates (other than borrowings in an aggregate principal amount outstanding at any time not in excess of $15,000,000 and debt or lease financing incurred in the ordinary course of business and consistent with past practice), or assume, guarantee, endorse (except for the negotiation or collection of negotiable instruments in the ordinary course of business and consistent with past practice) or otherwise become liable for any material obligations of any other Person; (i) make any loans, advances or capital contributions to, or investments in, any other Person or (j) (i) except as set forth on Schedule 4.3, increase the compensation of any officer or key employee other than in the ordinary course of business or as required by any agreement or bylaw in effect on the date of this Agreement, (ii) adopt any new employee benefit plan or materially amend any existing employee benefit plan other than to reflect changes in Law and plan administration or other than in the ordinary course of business and consistent with past practices or (iii) enter into any new employment or consulting agreement for which the aggregate consideration to be paid is greater than $100,000. Prior to the Closing Date, Seller shall, as soon as reasonably practicable, provide written notice to Purchaser in the event any of the Calnev Companies has made or is planning to make a capital expenditure that is more than $500,000.

         4A.4 Intercompany Accounts and Contracts. Except as set forth on
Schedule 4.7, prior to or on the Calnev Closing Date (a) the Calnev Companies shall pay or otherwise extinguish the outstanding payables owed by any Calnev Company to Seller or any of its Affiliates and (b) Seller and any of its Affiliates shall pay or otherwise extinguish the outstanding payables owed to the Calnev Companies. All intercompany Contracts between Seller and/or its Affiliates, on the one hand, and the Calnev Companies, on the other hand, shall terminate as of the Calnev Closing with full releases of liability and obligation, except for those Contracts listed on Schedule 4.7.

         4A.5 Conversion into Single-Member Limited Liability Companies. Prior to the Calnev Closing Date, Seller shall cause each of the Calnev Companies to be converted into single-member limited liability companies (by state law conversion) with all related documents and instruments to be in form and substance mutually satisfactory to Seller and Purchaser, provided, however, that Seller shall not be deemed to have breached its obligations under this Section 4A.5 if the conversion of any Calnev Company into a limited liability company is or has been enjoined or restrained by a court of competent jurisdiction. Upon the conversion of the Calnev Companies into single-member limited liability companies and thereafter, neither Seller nor any of its Affiliates will make an election or take any action resulting in any Calnev Company being treated as anything other than an entity disregarded from its owner for federal income tax purposes, and Seller and its Affiliates will file all federal income and relevant state income Tax Returns in a manner consistent with the Calnev Companies' disregarded entity status. All references in this Agreement to the Calnev Companies and their capital stock shall thereafter refer to the Calnev Companies as a limited liability company and to their membership interests, respectively.

         4A.6 No Solicitations. Seller will not take, nor will it permit any Calnev Company or any Affiliate of Seller (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Seller, the Calnev Companies or any such Affiliate) to take, directly or indirectly, any action to (i) solicit, encourage, negotiate, assist or otherwise facilitate (including by furnishing confidential information with respect to the Calnev Companies or permitting access to the assets and properties and books and records of the Calnev Companies) any offer or inquiry from any Person concerning a Calnev Acquisition Proposal ("Calnev Company Competing Transaction") or (ii) enter into any agreement, arrangement or understanding (a) which binds Seller, any Calnev Company or their Affiliates to a Calnev Company Competing Transaction or (b) requires them to abandon, terminate or fail to consummate the transactions contemplated by this Agreement. Seller, the Calnev Companies and their respective Affiliates will immediately cease all existing activities, discussions and negotiations with any parties conducted heretofore with respect to any Calnev Company Competing Transaction.

         4A.7 Confidentiality. After the Calnev Closing Date, Seller shall not, directly or indirectly, use or provide to, and shall not permit any Affiliate, directly or indirectly, to use or provide to any other Person any material nonpublic information concerning the business or operations (financial or other) of the Calnev Companies, except as on the advice of counsel is required in governmental filings or judicial, administrative or arbitration proceedings.

         4A.8 Insurance.


                  (a) From the date hereof to the Calnev Closing Date, Seller shall cause the Calnev Companies to maintain in full force and effect all of their respective Calnev Insurance Policies now in effect or renewals thereof covering their assets, operations and employees. Upon the conversion of each Calnev Company into a limited liability company as required by Section 4A.5 hereof, Seller shall notify the insurance carriers for such Calnev Company of the change in the identity of such company as a result of such conversion or merger.

                  (b) Before or after the Calnev Closing, Seller shall provide to Purchaser access to (and, at Purchaser's expense, copies of) the insurance policies and related records of Seller and its Affiliates that relate to the business and properties now or previously owned, leased and/or operated by any Calnev Company (including business or property included in the General American Transportation Corporation prior to July 1, 1975) in order for Purchaser to assess whether claims for the benefit of the Calnev Companies can be made under any of the applicable insurance policies. If Purchaser determines that any such claims can be made under any of the insurance policies for the benefit of any of the Calnev Companies, then, at Purchaser's expense, Seller shall (i) use commercially reasonable efforts to cooperate with Purchaser and the Calnev Companies in preparing and documenting any such claim and (ii) on behalf of any Calnev Company, make, file and use commercially reasonable efforts to pursue any such claim; provided, however, that (x) Seller or its Affiliates will not be required to make, file or pursue those claims which, if paid by the insurer, would result in a retroactive premium adjustment, payment obligation (including self-insured retention or deductible) or other charge-back to Seller or its Affiliates unless Purchaser agrees in writing to reimburse Seller for such adjustment or charge-back, (y) in settling any such claim with an insurer, Seller and its Affiliates will not be required to release any rights, and Purchaser shall not cause the release of any rights, to make claims under the insurance policy for matters that are not related to the claim that is being settled for the Calnev Company and (z) Seller or its Affiliates will not be required to commence litigation or to make any expenditure or payment unless Purchaser agrees to fully indemnify Seller and its Affiliates for any such expenditure or payment and also for any Losses incurred by Seller or any of its Affiliates in connection with any such litigation (including, without limitation, reasonable attorneys' fees).

         4A.9 No Solicitation of Continuing Employees. Subsequent to the Calnev Closing and for a period of one (1) year thereafter Seller shall not (and Seller shall cause its Affiliates not to) solicit (i.e. initiate discussions with) for hire any of Calnev Continuing Employees so long as such Calnev Continuing Employees are employed by any Calnev Company, Purchaser or any Affiliate thereof. Notwithstanding the foregoing, the provisions of this Section 4A.9 shall in no way prohibit Seller or its Affiliates from engaging in the general trade solicitation of employees so long as such solicitation is not directed specifically at Calnev Continuing Employees.

         4A.10 Consents Prior to the Calnev Closing. As reasonably requested by Purchaser, Seller shall, and shall cause the Calnev Companies to, use commercially reasonable efforts to cooperate with and assist Purchaser in Purchaser's efforts to secure all necessary consents, approvals, exemptions and waivers from third parties (including Governmental Authorities) and to give all required notices as shall be required to enable Seller to sell the GPL Stock to Purchaser, consummate the Calnev Sale or to prevent the sale of GPL Stock from causing a breach of, or default under, or a termination of, any contract, lease license or other agreement identified on any Schedule attached hereto. Nothing in this Agreement shall require Seller or any Calnev Company to commence litigation or to make any expenditure or payment (other than reasonable attorneys' fees) unless Purchaser agrees to fully indemnify Seller and the Calnev Companies for any such expenditure or payment and also for any Losses incurred by Seller or any Calnev Company in connection with any such litigation (including, without limitation, reasonable attorneys' fees).

         4A.11 HSR Filing With Respect to the Calnev Companies. In the event that the Calnev Closing has not been consummated prior to December 1, 2001, as promptly as practicable, Seller shall (in cooperation with Purchaser) (i) make all filings and submissions with the DOJ and the FTC under the HSR Act and any applicable state or foreign laws or regulations as may be reasonably required to be made with all other Governmental Authorities in connection with the transactions contemplated by this Agreement, requesting early termination of any waiting period thereunder, (ii) respond promptly to any inquiries from the DOJ, the FTC or other Governmental Authorities in connection with such filings and
(iii) comply in all material respects with the HSR Act. Subject to regulatory constraints, Seller and Purchaser shall keep the other party fully advised with respect to any requests for or communications with the DOJ, FTC or other Governmental Authority and shall consult with the other party with respect to all filings and responses thereto.

                                   ARTICLE 5
         COVENANTS OF PURCHASER WITH RESPECT TO THE TERMINALS COMPANIES

         Purchaser hereby covenants to and agrees with Seller as follows:

         5.1 Corporate and Other Actions. Prior to the Terminals Closing Date, Purchaser shall use all commercially reasonable efforts to fulfill its obligations under this Agreement relating to the Terminals Sale and to consummate the Terminals Sale and the transactions contemplated thereby.

         5.2 Confidentiality. As soon as reasonably practicable after the date of this Agreement, Purchaser agrees to deliver to Terminals a duly executed amendment to the Confidentiality Agreement providing that the term of the Confidentiality Agreement with respect to the Terminals Companies shall not expire until the Terminals Closing Date.

         5.3 Terminals Employees and Benefit Plans.


                  (a) Purchaser shall be entitled to determine, in its sole discretion, the employee staffing that will be required for the Terminals Companies after the Terminals Closing and shall make offers of continuing employment with the Terminals Companies or with Purchaser, its general partner or an Affiliate of either ("Purchaser Employer"), effective on the Terminals Closing Date, to any or all Terminals Employees in its discretion; provided, however, that Purchaser shall make offers of continuing employment to at least 532 Terminals Employees. As used herein, "Terminals Employees" means the employees of the Terminals Companies as of the date hereof who will be full-time, active or regular part-time employees on the Terminals Closing Date, including those on temporary leave for jury duty, family or short-term medical leave or vacation. Schedule 5.3(a) lists the Terminals Employees and sets forth, for each of the Terminals Employees, his or her job title and, to the extent available, his or her current annual rate of base wages or base salary. Any such offers of continuing employment shall be made as soon as practicable prior to the Terminals Closing Date and shall specify the terms of such employment, which terms shall be in accordance with the following provisions of this Section 5.3, and shall provide for a base salary no less favorable than the base salary in effect on the Terminals Closing Date. Each Terminals Employee who remains employed by the Terminals Companies or becomes employed by a Purchaser Employer pursuant to this
         Section 5.3(a) shall be referred to herein as a "Terminals Continuing Employee." As soon as practicable, but prior to the Terminals Closing Date, Purchaser shall provide Seller with notice of those Terminals Employees to whom it has made an offer of continuing employment. As soon as practicable after the Terminals Closing Date, Purchaser shall furnish Seller with a list of all Terminals Employees who become Terminals Continuing Employees as of the Terminals Closing Date. Effective as of the day immediately preceding the Terminals Closing Date, Seller shall cause the Terminals Companies to transfer to one or more Affiliates of Seller or terminate the employment of any employee of the Terminals Companies on such preceding day who will not be a Terminals Continuing Employee immediately following the Terminals Closing, including those employees on long-term disability. Seller shall be solely responsible for any severance costs and all benefits or other liabilities associated with any employee of the Terminals Companies who does not become a Terminals Continuing Employee; provided, however, that Purchaser shall be responsible for payment of all severance obligations described in Section 5.3(h) and for the second installment of the stay bonus under the individual stay bonus agreements to the Terminals Continuing Employees who are eligible for such payments, the amount of such payments with respect to stay bonuses not to exceed $1,100,000. At the Terminals Closing, Seller shall provide Purchaser with a list of those Terminals Continuing Employees who are entitled to receive stay bonuses and the amount thereof. Purchaser shall be solely responsible for compliance with and any and all liabilities in connection with the Worker Adjustment Retraining and Notification Act ("WARN"). Purchaser and Seller shall cooperate with each other in causing the appropriate entity to send WARN notices to affected employees prior to the Terminals Closing Date in order to limit the WARN notice period.

                  (b) Effective as of the Terminals Closing Date, the Terminals Companies shall cease to be participating employers in the GATX Non-Contributory Pension Plan for Salaried Employees, Non-Contributory Pension Plan of GATX (Hourly Employees) (collectively, the "Seller Pension Plans"), GATX Salaried Employees Retirement Savings Plan and GATX Hourly Employees Retirement Savings Plan (individually a "Seller Savings Plan" and, collectively, the "Seller Savings Plans") (all such pension and savings plans being referred to, collectively, as the "GATX Qualified Plans"), and as of such date all Terminals Continuing Employees shall cease to be eligible to participate in the GATX Qualified Plans. Any service or compensation earned by a Terminals Continuing Employee for any period after the Terminals Closing Date shall be disregarded for all purposes of the GATX Qualified Plans. To the extent allowed by applicable law, Seller shall cause all Terminals Continuing Employees to be fully vested in their accrued benefits under the GATX Qualified Plans as of the Terminals Closing Date. Purchaser shall have no obligation for any past, present or future accrued liabilities under the GATX Qualified Plans.

                  (c) Effective as of the Terminals Closing Date, Purchaser shall take all action necessary or appropriate (i) to extend coverage under one or more new or existing defined contribution plans (the "Purchaser Savings Plan") qualified under section 401(a) of the Code and meeting the requirements of section 401(k) of the Code to Terminals Continuing Employees who have account balances under a Seller Savings Plan as of the Terminals Closing Date and (ii) to permit such employees to roll over such account balances (including any outstanding plan loans) to the Purchaser Savings Plan as soon as practicable after the Terminals Closing Date to the extent that Seller determines that distribution of such balances from the Seller Savings Plans is permitted by applicable law. If Seller determines that such distribution is not permitted, the account balance of each Terminals Continuing Employee under a Seller Savings Plan shall be transferred (within the meaning of section 414(l) of the Code) to the Purchaser Savings Plan, as soon as practicable after the Terminals Closing Date, in a transfer conforming to the requirements of section 411(d)(6) of the Code, but only to the extent that such Terminals Continuing Employee elects such a transfer in accordance with procedures established by Seller.

                  (d) Effective as of the Terminals Closing Date, the Terminals Companies shall cease to be participating employers in the Terminals Companies Plans that are welfare benefit plans as described in Section 3(1) of ERISA and that are not Terminals Subsidiary Plans (together with Calnev Plans that are welfare benefits plans and not Calnev Subsidiary Plans, the "Seller Welfare Benefit Plans"). Effective as of the Terminals Closing Date, Purchaser shall take all actions necessary or appropriate to extend coverage to Terminals Continuing Employees who are covered under the Seller Welfare Benefit Plans on the Terminals Closing Date (and their covered dependents) under one or more new or existing welfare benefit plans (the "Purchaser Welfare Benefit Plans") providing medical, dental, prescription drug, vision, life insurance, accident insurance, flexible spending account, short-term and long-term disability benefits. Terminals Continuing Employees shall be eligible to participate in the Purchaser Welfare Benefit Plans without regard to any eligibility period, waiting period, evidence of insurability requirements (except for evidence of insurability requirements applicable to Purchaser's supplemental life insurance plan) or pre-existing condition limitations and shall be given credit under the Purchaser Welfare Benefit Plans for amounts paid under a corresponding Seller Welfare Benefit Plan or Terminals Subsidiary Plan during the same period for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the applicable Purchaser Welfare Benefit Plan.

                  (e) Effective as of the Terminals Closing Date, the Terminals Companies shall cease to be participating employers in the GATX Excess Benefit Retirement Plan and the GATX Supplemental Retirement Plan (individually a "GATX Non-Qualified Plan" and, collectively, the "GATX Non-Qualified Plans"), and all Terminals Continuing Employees shall cease to be eligible to participate in the GATX Non-Qualified Plans. Any service or compensation earned by a Terminals Continuing Employee for any period after the Terminals Closing Date shall be disregarded for all purposes of the GATX Non-Qualified Plans. Purchaser shall have no obligation for any past, present or future accrued liabilities under the GATX Non-Qualified Plans.

                  (f) One or more of the Terminals Companies is a party to and bound by the terms of the collective bargaining agreements set forth in
         Schedule 2.17 ("Terminals Bargaining Agreements"). Purchaser agrees that, subject to the following provisions of this paragraph (f) or Purchaser's renegotiation of such Terminals Bargaining Agreements in writing prior to the Terminals Closing Date, Purchaser shall (or shall cause the Terminals Companies to) comply with and perform all obligations under the Terminals Bargaining Agreements for periods after the Terminals Closing Date during which the Terminals Bargaining Agreements remain in effect and comply with and perform all obligations that survive the expiration of the Terminals Bargaining Agreements under applicable law with respect to Terminals Continuing Employees who are covered by such agreements (the "Terminals Continuing Union Employees"), including without limitation obligations relating to wages, vacation, holiday and severance pay, insurance, post-retirement medical, life and pension benefits. Except as otherwise specifically provided below in this paragraph (f), Purchaser shall take all such actions (including, without limitation, the establishing of, or causing of, one or more Terminals Companies to establish such mirror plans) as may be necessary or appropriate to provide to Terminals Continuing Union Employees (and their eligible dependents) for periods after the Terminals Closing Date during which the Terminals Bargaining Agreements remain in effect the benefits set forth in the Terminals Bargaining Agreements, including any such benefits that survive the expiration of the Terminals Bargaining Agreements. For purposes of fulfilling the pension obligations under certain Terminals Bargaining Agreements, on or as soon as practicable after the Terminals Closing Date, Purchaser shall (or shall cause a Terminals Company to) extend coverage to Terminals Continuing Union Employees under a qualified defined benefit pension plan (the "Purchaser Hourly Pension Plan") which shall be identical in all material respects to the Non-Contributory Pension Plan of GATX (the "Seller Hourly Pension Plan") as in effect as of the Terminals Closing Date and shall credit the service and pay credited to each Terminals Continuing Union Employee under the Seller Hourly Pension Plan as of the Terminals Closing Date for all purposes under the Purchaser Hourly Pension Plan, including eligibility, vesting, benefit accrual and eligibility for subsidized benefits. The benefit (expressed as a single life annuity) payable from the Purchaser Hourly Pension Plan with respect to each Terminals Continuing Union Employee, determined as of the date as of which payment from the Purchaser Hourly Pension Plan actually commences, shall be reduced by the benefit (expressed as a single life annuity) payable with respect to such individual from the Seller Hourly Pension Plan, based on such Terminals Continuing Union Employee's accrued benefit under the Seller Hourly Pension Plan as of the Terminals Closing Date and determined as follows: (i) if the Terminals Continuing Union Employee is eligible to commence (or has commenced) payment from the Seller Hourly Pension Plan at the date that payment from the Purchaser Hourly Pension Plan commences, the benefit payable from the Seller Hourly Pension Plan shall be determined as if payment of the Terminals Continuing Union Employee's pension from the Seller Hourly Pension Plan commenced as of the same date that payment from the Purchaser Hourly Pension Plan commences (without regard to the date as of which payment from the Seller Hourly Pension Plan actually commences); and (ii) if the Terminals Continuing Union Employee is not eligible to commence payment from the Seller Hourly Pension Plan at the date that payment from the Purchaser Hourly Pension Plan commences, the benefit payable from Purchaser Hourly Pension Plan shall be reduced by the Terminals Continuing Union Employee's accrued benefit under the Seller Hourly Pension Plan as of the Terminals Closing Date, actuarially reduced from (A) age 65 if the employee has less than 15 years of service under the Seller Hourly Pension Plan, and (B) age 62 if the Terminals Continuing Union Employee has 15 or more years of service under the Seller Hourly Pension Plan. The actuarial reduction for this purpose shall reflect the actuarial basis for purposes of determining early commencement of benefits as set forth in the Seller Hourly Pension Plan as in effect on the Terminals Closing Date. In no event shall the benefit actually payable from the Seller Hourly Pension Plan with respect to a Terminals Continuing Union Employee be greater than the benefit to which such individual is entitled under the terms of the Seller Hourly Pension Plan as in effect on the Terminals Closing Date, determined as if the Terminals Continuing Union Employee terminated from the employ of the Terminals Companies and all its Affiliates on the Terminals Closing Date. In no event shall the benefit actually payable from the Purchaser Hourly Pension Plan with respect to a Terminals Continuing Union Employee be greater than (i) the benefit to which such individual would have been entitled under the Seller Hourly Pension Plan had such individual continued participation under the Seller Hourly Pension Plan after the Terminals Closing Date (under the terms of the Seller Hourly Pension plan in effect as of the Terminals Closing Date but determined as though the Seller Hourly Pension Plan were amended to take into account any pension changes negotiated by Purchaser after the Terminals Closing Date) until the date as of which such individual ceases accruing benefits under the Purchaser Hourly Pension Plan, less (ii) the amount by which the benefit under the Purchaser Hourly Pension Plan shall be reduced pursuant to this paragraph (f).

                  (g) For periods after the Terminals Closing Date, Purchaser shall ensure that (i) Terminals Continuing Employees who are not Terminals Continuing Union Employees (and their eligible dependents) shall participate in the employee benefit plans, policies, programs and arrangements maintained from time to time by Purchaser (collectively, the "Purchaser Plans") on terms and conditions which, subject to the following provisions of this paragraph (g), are substantially the same as applied to other similarly situated employees and former employees of Purchaser, (ii) Terminals Continuing Employees shall be given credit under the Purchaser Plans (other than plans qualified under Section 401(a) of the Code) and the Purchaser Welfare Benefits Plans for their service with Seller and the Terminals Companies and their predecessors for all purposes (including eligibility for vacation, severance and post-retirement medical benefits) to the extent that such service is taken into account under the corresponding Terminals Companies Plan as of the Terminals Closing Date, (iii) Terminals Continuing Employees shall be given credit under the Purchaser Plans that are qualified under Section 401(a) of the Code for their service with Seller and the Terminals Companies and their predecessors for purposes of eligibility and vesting.

                  (h) Purchaser shall provide severance and other benefits under the Enhanced GATX Severance Pay Program and under any severance arrangements listed on Schedule 2.13 (including Schedule 2.13(a)) to any Terminals Continuing Employee whose employment terminates during the 12-month period beginning on the Terminals Closing Date; provided, however, that to the extent that Purchaser is unable to provide certain benefits under such arrangements, Purchaser shall substitute the cash equivalent thereof.

                  (i) Purchaser shall pay and be responsible for the payment of all amounts which may be or become due to Terminals Continuing Employees under Purchaser's bonus plans for the calendar year in which the Terminals Closing Date occurs as if the Terminals Continuing Employees became covered by such plans as of January 1 of such year. The Terminals Closing Balance Sheet shall include an accrual for the amount of the bonus accrued by Terminals Continuing Employees under the Seller's bonus plans for the period from January 1 of the year in which the Terminals Closing Date occurs through the Terminals Closing Date.

                  (j) Purchaser shall be responsible for the vacation time accrued by Terminals Continuing Employees prior to the Terminals Closing Date. Purchaser shall recognize the vacation time accrued by Terminals Continuing Employees on Seller's payroll records as of the Terminals Closing Date. Purchaser shall not be required to make a cash payment to Terminals Continuing Employees for such accrued vacation time except for payments of accrued but unused vacation pay upon termination of a Terminals Continuing Employee's employment. Purchaser shall have no obligation for any vacation time accrued prior to the Terminals Closing Date by Terminals Employees who are not Terminals Continuing Employees.

                  (k) On or prior to the Terminals Closing Date, Seller shall, or shall cause the Terminals Companies to, take such action as may be necessary or appropriate to conform the Terminals Companies Plans to the provisions of this Section 5.3. Unless specifically permitted by the terms of this Agreement or as set forth on Schedule 4.3 hereto, from the date hereof until the Terminals Closing Date, to the extent that Terminals Continuing Employees would be affected, Seller shall not
         (i) increase the rate of compensation payable or to become payable to any Terminals Employee, (ii) enter into any new, or agree to any increase in the benefits to be provided under any existing, individual severance agreement, stay bonus agreement or employment agreement,
         (iii) amend any Terminals Companies Plan to increase any benefits or rights thereunder, or (iv) adopt any new plan, program, policy or arrangement which, if it existed as of the Terminals Closing Date, would constitute a Terminals Companies Plan.

                  (l) The parties acknowledge and agree that all provisions contained in this Agreement with respect to employee benefit plans or employee compensation are included for the sole benefit of the respective parties hereto and shall not create any right in any other Person, including, without limitation, any employees of the Terminals Companies, any participant in any Terminals Companies Plans or any beneficiary thereof.

                  (m) The corresponding reserve on the balance sheet having been removed, Seller shall retain and discharge the workers compensation liability of Terminals arising out of workers compensation accidents occurring prior to the Terminals Closing Date.

         5.4 Full Access. From and after the Terminals Closing Date, Purchaser shall cause the Terminals Companies to afford Seller and its counsel, accountants and other authorized representatives, with two days' prior notice, reasonable access during normal business hours to the respective premises, properties, personnel, books and records of the Terminals Companies and any other assets or information that Seller reasonably deems necessary to prepare the Terminals Closing Balance Sheet and any report or Tax Return required to be filed by Seller (but so as not to unduly disrupt the normal course of operations of the Terminals Companies), including, without limitation, preparing or defending any such Tax Return and any interim or annual report or other accounting statements. Personnel of the Terminals Companies shall be available to execute Tax statute of limitation waivers and amended Tax Returns at Seller's request for the Tax Returns for the Tax Period prior to the Terminals Closing Date. Personnel of the Terminals Companies shall assist Seller in the preparation of the Terminals Closing Balance Sheet with respect to the Terminals Companies and any Tax Returns which Seller is required to prepare pursuant to Sections 10.2(a) and 10.2(b); provided, however, Seller shall not be obligated to compensate such personnel, Purchaser or the Terminals Companies for such assistance.

         5.5 HSR Filings. As promptly as practicable, Purchaser shall (in cooperation with Seller) (i) make all filings and submissions with the DOJ and the FTC under the HSR Act and any applicable state or foreign laws or regulations as may be reasonably required to be made with Governmental Authorities in connection with the transactions contemplated by this Agreement, requesting early any termination of the waiting period thereunder, (ii) respond promptly to any inquiries from the DOJ, the FTC or other Governmental Authorities in connection with such filings and (iii) comply in all material respects with the requirements of the HSR Act. Subject to regulatory constraints, Seller and Purchaser shall each keep the other party fully advised with respect to any requests from or communications with the DOJ, FTC or other Governmental Authority and shall consult with the other party with respect to all filings and responses thereto.

         5.6 Directors' and Officers' Indemnification. For a period of six years from the Terminals Closing Date, Purchaser agrees not to amend the certificate of incorporation or bylaws of any of the Terminals Companies in any way to reduce or eliminate the level of indemnification provided by the applicable Terminals Company to the past and current officers and directors of such Terminals Company.

         5.7 Use of GATX Name. As promptly as reasonably practicable subsequent to the Terminals Closing, Purchaser shall use its reasonable best efforts to cause each of the Terminals Companies to cease using the GATX name or any derivative thereof in any way. Without limiting the foregoing, as promptly as reasonably practicable subsequent to the Terminals Closing, Purchaser shall use its reasonable best efforts to cause the Terminals Companies to (a) change the name of any Terminals Company that includes "GATX" and (b) remove the GATX name, any derivative thereof and any logo related thereto from any tanks, trucks or other objects on which such name appears. Notwithstanding the foregoing, within three months of the Terminals Closing, the Terminals Companies shall not use the GATX name or any derivative thereof in any way.

         5.8 Assumption of Obligations. Effective as of the Terminals Closing, Purchaser shall assume the guarantees and other obligations of Seller with respect to the Terminals Companies set forth on Schedule 5.8 and shall use its reasonable best efforts to cause Seller to be fully released and discharged from such obligations.

         5.9 Services to Terminal de Productos Especializados S.A. de C.V.; Other Services. Subsequent to the Terminals Closing and for so long as Seller or any of its Affiliates has any beneficial ownership interest in Terminal de Productos Especializados S.A. de C.V. ("TPE"), Purchaser shall cause the Terminals Companies to provide certain services to TPE. Details regarding such services, and the rates to be paid by TPE for such services shall be as set forth in the Services Agreement attached hereto as Exhibit B. Representatives of each of Purchaser and Seller shall meet on a monthly basis to review the extent and adequacy of such services. The Services Agreement shall also provide the terms and conditions pursuant to which Purchaser shall cause the Terminals Companies to provide certain services to Seller subsequent to the Terminals Closing.

         5.10 License Agreement with KTSB. Purchaser acknowledges and agrees that nothing contained in this Agreement shall prevent Terminals from, prior to Terminals Closing, executing a License Agreement with Kertih Terminals SBN BHD relating to its GALAHAD software on substantially the same terms as have previously been disclosed to Purchaser. In the event that Terminals does not execute such License Agreement prior to Terminals Closing, Purchaser shall cause Terminals to execute such License Agreement subsequent to Terminals Closing so long as the terms thereof are substantially similar to the terms that have previously been disclosed to Purchaser.

         5.11 Agreement with Nippon GATX Company Limited. Purchaser acknowledges and agrees that nothing contained in this Agreement shall prevent Terminals from, prior to the Terminals Closing, transferring the Services Agreement between Terminals and Nippon GATX Company Limited ("Nippon") to Rail or an Affiliate of Rail. In the event that Terminals is not able to transfer such agreement to Rail or an Affiliate of Rail, (i) Rail agrees to cause (at its sole cost and expense) one or more employees of Seller or an Affiliate to render any services to Nippon that are requested by Nippon pursuant to the agreement and to indemnify Purchaser for any and all Losses incurred by Purchaser related thereto and (ii) Purchaser agrees to cause Terminals to remit to Rail any and all fees received by Terminals subsequent to the Terminals Closing from Nippon pursuant to the said Services Agreement.

         5.12 License to the Calnev Companies. Effective as of the Terminals Closing and continuing until the earliest to occur of (a) the Calnev Closing,
(b) the New Calnev Closing and (c) March 31, 2002 (the "License Term"), Purchaser hereby grants to each of the Calnev Companies a non-exclusive, royalty-free license to use the GALAHAD, CAS and Lawsen software systems and the documentation and source code associated therewith. During the License Term, Purchaser shall service and maintain such software (and provide upgrades thereto if and to the extent it provides upgrades to its own facilities) in the same manner as Purchaser services and maintains such software at its own facilities. Purchaser shall provide Seller with a monthly invoice (together with all supporting documentation as reasonably requested by Seller) for its cost to service, maintain and support such software and Seller (or an Affiliate) shall, within three business days of the receipt of such invoice, pay to Purchaser the amount of such invoice.

                                   ARTICLE 5A
           COVENANTS OF PURCHASER WITH RESPECT TO THE CALNEV COMPANIES

         Purchaser hereby covenants to and agrees with Seller as follows:

         5A.1 Corporate and Other Actions. Prior to the Calnev Closing Date, Purchaser shall use all commercially reasonable efforts to fulfill its obligations under this Agreement related to the Calnev Sale or New Calnev Sale (as applicable) and to consummate the Calnev Sale and the transactions contemplated thereby.

         5A.2 Confidentiality. Purchaser agrees to deliver to Seller a duly executed amendment to the Confidentiality Agreement providing that the term of the Confidentiality Agreement with respect to the Calnev Companies shall not expire until the Calnev Closing Date.

         5A.3 Calnev Employees and Benefit Plans.

                  (a) Purchaser shall be entitled to determine, in its sole discretion, the employee staffing that will be required for the Calnev Companies after the Calnev Closing and shall make offers of continuing employment with the Calnev Companies or a Purchaser Employer or its general partner or Purchaser's other Affiliates or their general partners, effective on the Calnev Closing Date, to any or all Calnev Employees in its discretion; provided, however, that Purchaser shall make offers of continuing employment to at least 68 Calnev Employees. As used herein, "Calnev Employees" means the employees of the Calnev Companies as of the date hereof who will be full-time, active or regular part-time employees on the Calnev Closing Date, including those on temporary leave for jury duty, family or short-term medical leave or vacation. Schedule 5.3(a) lists the Calnev Employees and sets forth, for each of the Calnev Employees, his or her job title and, to the extent available, his or her current annual rate of base wages or base salary. Any such offers of continuing employment shall be made as soon as practicable prior to the Calnev Closing Date and shall specify the terms of such employment, which terms shall be in accordance with the following provisions of this Section 5A.3, and shall provide for a base salary no less favorable than the base salary in effect on the Calnev Closing Date. Each Calnev Employee who remains employed by any of the Calnev Companies or becomes employed by a Purchaser

         Employer pursuant to this Section 5A.3(a) shall be referred to herein as a "Calnev Continuing Employee." As soon as practicable but prior to the Calnev Closing Date, Purchaser shall provide Seller with notice of those Calnev Employees to whom it has made an offer of continuing employment. As soon as practicable after the Calnev Closing Date, Purchaser shall furnish Seller with a list of all Calnev Employees who become Calnev Continuing Employees as of the Calnev Closing Date. Effective as of the day immediately preceding the Calnev Closing Date, Seller shall cause the Calnev Companies to transfer to one or more Affiliates of Seller or terminate the employment of any employee of the Calnev Companies on such preceding day who will not be a Calnev Continuing Employee immediately following the Calnev Closing, including those employees on long-term disability. Seller shall be solely responsible for any severance costs and all benefits or other liabilities associated with any employee of the Calnev Companies who does not become a Calnev Continuing Employee; provided, however, that Purchaser shall be responsible for payment of all severance obligations described in Section 5A.3(h) and for the second installment of the stay bonus under the individual stay bonus agreements to the Calnev Continuing Employees who are eligible for such payments, the amount of such payments with respect to stay bonuses not to exceed $1,100,000 less the aggregate amount of stay bonuses paid or to be paid to Terminals Continuing Employees pursuant to Section 5.3(a). At the Calnev Closing, Seller shall provide Purchaser with a list of those Calnev Continuing Employees who are entitled to receive stay bonuses and the amount thereof. Purchaser shall be solely responsible for compliance with and any and all liabilities in connection with WARN. Purchaser and Seller shall cooperate with each other in causing the appropriate entity to send WARN notices to employees prior to the Calnev Closing Date in order to limit the WARN notice period.

                  (b) Effective as of the Calnev Closing Date, each Calnev Company shall cease to be participating employers in the GATX Qualified Plans, and as of such date all Calnev Continuing Employees shall cease to be eligible to participate in the GATX Qualified Plans. Any service or compensation earned by a Calnev Continuing Employee for any period after the Calnev Closing Date shall be disregarded for all purposes of the GATX Qualified Plans. To the extent allowed by applicable law, Seller shall cause all Calnev Continuing Employees to be fully vested in their accrued benefits under the GATX Qualified Plans as of the Calnev Closing Date. Purchaser shall have no obligation for any past, present or future accrued liabilities under the GATX Qualified Plans.

                  (c) Effective as of the Closing Date, Purchaser shall take all action necessary or appropriate (i) to extend coverage under the Purchaser Savings Plan to Calnev Continuing Employees who have account balances under a Seller Savings Plan as of the Calnev Closing Date and
         (ii) to permit such employees to roll over such account balances (including any outstanding plan loans) to the Purchaser Savings Plan as soon as practicable after the Calnev Closing Date to the extent that Seller determines that distribution of such balances from the Seller Savings Plans is permitted by applicable law. If Seller determines that such distribution is not permitted, the account balance of each Calnev Continuing Employee under a Seller Savings Plan shall be transferred (within the meaning of section 414(l) of the Code) to the Purchaser Savings Plan, as soon as practicable after the Calnev Closing Date, in a transfer conforming to the requirements of section 411(d)(6) of the Code, but only to the extent that such Calnev Continuing Employee elects such a transfer in accordance with procedures established by Seller.

                  (d) Effective as of the Calnev Closing Date, each Calnev Company shall cease to be participating employers in the Seller Welfare Benefit Plans that are not Calnev Subsidiary Plans. Effective as of the Calnev Closing Date, Purchaser shall take all actions necessary or appropriate to extend coverage to Calnev Continuing Employees who are covered under the Seller Welfare Benefit Plans on the Calnev Closing Date (and their covered dependents) under one or more Purchaser Welfare Benefit Plans providing medical, dental, prescription drug, vision, life insurance, accident insurance, flexible spending account, short-term and long-term disability benefits. Calnev Continuing Employees shall be eligible to participate in the Purchaser Welfare Benefit Plans without regard to any eligibility period, waiting period, evidence of insurability requirements (except for evidence of insurability requirements applicable to Purchaser's supplemental life insurance plan) or pre-existing condition limitations and shall be given credit under the Purchaser Welfare Benefit Plans for amounts paid under a corresponding Seller Welfare Benefit Plan or Calnev Subsidiary Plan during the same period for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the applicable Purchaser Welfare Benefit Plan.

                  (e) Effective as of the Calnev Closing Date, each Calnev Company shall cease to be participating employers in the GATX Non-Qualified Plans, and all Calnev Continuing Employees shall cease to be eligible to participate in the GATX Non-Qualified Plans. Any service or compensation earned by a Calnev Continuing Employee for any period after the Calnev Closing Date shall be disregarded for all purposes of the GATX Non-Qualified Plans. Purchaser shall have no obligation for any past, present or future accrued liabilities under the GATX Non-Qualified Plans.

                  (f) No Calnev Company is currently a party to or bound by the terms of any collective bargaining agreement ("Calnev Bargaining Agreements"). Purchaser agrees that, subject to the following provisions of this paragraph (f) or Purchaser's renegotiation of such Calnev Bargaining Agreements in writing prior to the Calnev Closing Date and only to the extent any Calnev Company shall become a party to or become bound by the terms of a Calnev Collective Bargaining Agreement prior to the Calnev Closing Date, Purchaser shall (or shall cause Calnev to) comply with and perform all obligations under the Calnev Bargaining Agreements for periods after the Calnev Closing Date during which the Calnev Bargaining Agreements remain in effect and comply with and perform all obligations that survive the expiration of the Calnev Bargaining Agreement under applicable law with respect to Calnev Continuing Employees who are covered by such agreements (the "Calnev Continuing Union Employees"), including without limitation obligations relating to wages, vacation, holiday and severance pay, insurance, post-retirement medical, life and pension benefits. Except as otherwise specifically provided below in this paragraph (f), Purchaser shall take all such actions (including, without limitation, the establishing of, or causing of, the Calnev Companies to establish, such mirror plans) as may be necessary or appropriate to provide to Calnev Continuing Union Employees (and their eligible dependents), if any, for periods after the Calnev Closing

         Date during which the Calnev Bargaining Agreements remain in effect the benefits set forth in the Calnev Bargaining Agreements, including any such benefits that survive the expiration of the Calnev Bargaining Agreements. For purposes of fulfilling the pension obligations under Calnev Bargaining Agreements, if any, on or as soon as practicable after the Calnev Closing Date, Purchaser shall (or shall cause the Calnev Companies to) extend coverage to Calnev Continuing Union Employees under the Purchaser Hourly Pension Plan which shall be identical in all material respects to the Seller Hourly Pension Plan as in effect as of the Calnev Closing Date and shall credit the service and pay credited to each Calnev Continuing Union Employee under the Seller Hourly Pension Plan as of the Calnev Closing Date for all purposes under the Purchaser Hourly Pension Plan, including eligibility, vesting, benefit accrual and eligibility for subsidized benefits. The benefit (expressed as a single life annuity) payable from the Purchaser Hourly Pension Plan with respect to each Calnev Continuing Union Employee, determined as of the date as of which payment from the Purchaser Hourly Pension Plan actually commences, shall be reduced by the benefit (expressed as a single life annuity) payable with respect to such individual from the Seller Hourly Pension Plan, based on such Calnev Continuing Union Employee's accrued benefit under the Seller Hourly Pension Plan as of the Calnev Closing Date and determined as follows: (i) if the Calnev Continuing Union Employee is eligible to commence (or has commenced) payment from the Seller Hourly Pension Plan at the date that payment from the Purchaser Hourly Pension Plan commences, the benefit payable from the Seller Hourly Pension Plan shall be determined as if payment of the Calnev Continuing Union Employee's pension from the Seller Hourly Pension Plan commenced as of the same date that payment from the Purchaser Hourly Pension Plan commences (without regard to the date as of which payment from the Seller Hourly Pension Plan actually commences); and (ii) if the Calnev Continuing Union Employee is not eligible to commence payment from the Seller Hourly Pension Plan at the date that payment from the Purchaser Hourly Pension Plan commences, the benefit payable from Purchaser Hourly Pension Plan shall be reduced by the Calnev Continuing Union Employee's accrued benefit under the Seller Hourly Pension Plan as of the Calnev Closing Date, actuarially reduced from (A) age 65 if the employee has less than 15 years of service under the Seller Hourly Pension Plan, and (B) age 62 if the Calnev Continuing Union Employee has 15 or more years of service under the Seller Hourly Pension Plan. The actuarial reduction for this purpose shall reflect the actuarial basis for purposes of determining early commencement of benefits as set forth in the Seller Hourly Pension Plan as in effect on the Calnev Closing Date. In no event shall the benefit actually payable from the Seller Hourly Pension Plan with respect to a Calnev Continuing Union Employee be greater than the benefit to which such individual is entitled under the terms of the Seller Hourly Pension Plan as in effect on the Calnev Closing Date, determined as if the Calnev Continuing Union Employee terminated from the employ of Calnev and all its Affiliates on the Calnev Closing Date. In no event shall the benefit actually payable from the Purchaser Hourly Pension Plan with respect to a Calnev Continuing Union Employee be greater than (i) the benefit to which such individual would have been entitled under the Seller Hourly Pension Plan had such individual continued participation under the Seller Hourly Pension Plan after the Calnev Closing Date (under the terms of the Seller Hourly Pension plan in effect as of the Calnev Closing Date but determined as though the Seller Hourly Pension Plan were amended to take into account any pension changes negotiated by Purchaser after the Calnev Closing Date) until the date as of which such individual ceases accruing benefits under the Purchaser Hourly Pension Plan, less (ii) the amount by which the benefit under the Purchaser Hourly Pension Plan shall be reduced pursuant to this paragraph (f).

                  (g) For periods after the Calnev Closing Date, Purchaser shall ensure that (i) Calnev Continuing Employees who are not Calnev Continuing Union Employees (and their eligible dependents) shall participate in the Purchaser Plans on terms and conditions which, subject to the following provisions of this paragraph (g), are substantially the same as applied to other similarly situated employees and former employees of Purchaser, (ii) Calnev Continuing Employees shall be given credit under the Purchaser Plans (other than plans qualified under Section 401(a) of the Code) and the Purchaser Welfare Benefits Plans for their service with Seller and the Calnev Companies and their predecessors for all purposes (including eligibility for vacation, severance and post-retirement medical benefits) to the extent that such service is taken into account under the corresponding Calnev Plan as of the Calnev Closing Date, (iii) Calnev Continuing Employees shall be given credit under the Purchaser Plans that are qualified under Section 401(a) of the Code for their service with Seller and Calnev and their predecessors for purposes of eligibility and vesting.

                  (h) Purchaser shall provide severance and other benefits under the Enhanced GATX Severance Pay Program and under any severance arrangements listed on Schedule 2.13 (including Schedule 2.13(a)) to any Calnev Continuing Employee whose employment terminates during the 12-month period beginning on the Calnev Closing Date; provided, however, that to the extent that Purchaser is unable to provide certain benefits under such arrangements, Purchaser shall substitute the cash equivalent thereof.

                  (i) Purchaser shall pay and be responsible for the payment of all amounts which may be or become due to Calnev Continuing Employees under Purchaser's bonus plans for the calendar year in which the Calnev Closing Date occurs as if the Calnev Continuing Employees became covered by such plans as of January 1 of such year. The Calnev Closing Balance Sheet shall include an accrual for the amount of the bonus accrued by Calnev Continuing Employees under the Seller's bonus plans for the period from January 1 of the year in which the Calnev Closing Date occurs through the Calnev Closing Date.

                  (j) Purchaser shall be responsible for the vacation time accrued by Calnev Continuing Employees prior to the Calnev Closing Date. Purchaser shall recognize the vacation time accrued by Calnev Continuing Employees on Seller's payroll records as of the Calnev Closing Date. Purchaser shall not be required to make a cash payment to Calnev Continuing Employees for such accrued vacation time except for payments of accrued but unused vacation pay upon termination of a Calnev Continuing Employee's employment. Purchaser shall have no obligation for any vacation time accrued prior to the Calnev Closing Date by Calnev Employees who are not Calnev Continuing Employees.

                  (k) On or prior to the Calnev Closing Date, Seller shall, or shall cause the Calnev Companies to, take such action as may be necessary or appropriate to conform the Calnev Plans to the provisions of this Section 5A.3. Unless specifically permitted by the terms of this Agreement or as set forth on Schedule 4.3 hereto, from the date hereof until the Calnev Closing Date, to the extent that Calnev Continuing Employees would be affected, Seller shall not (i) increase the rate of compensation payable or to become payable to any Calnev Employee, (ii) enter into any new, or agree to any increase in the benefits to be provided under any existing, individual severance agreement, stay bonus agreement or employment agreement, (iii) amend any Calnev Plan to increase any benefits or rights thereunder, or (iv) adopt any new plan, program, policy or arrangement which, if it existed as of the Calnev Closing Date, would constitute a Calnev Plan.

                  (l) The parties acknowledge and agree that all provisions contained in this Agreement with respect to employee benefit plans or employee compensation are included for the sole benefit of the respective parties hereto and shall not create any right in any other Person, including, without limitation, any employee of the Calnev Companies, any participant in any Calnev Plans or any beneficiary thereof.

                  (m) The corresponding reserve on the balance sheet having been removed, Seller shall retain and discharge the workers compensation liability of the Calnev Companies arising out of workers compensation accidents occurring prior to the Calnev Closing Date.

         5A.4 Full Access. From and after the Calnev Closing Date, Purchaser shall cause Calnev to afford Seller and its counsel, accountants and other authorized representatives, with two days' prior notice, reasonable access during normal business hours to the respective premises, properties, personnel, books and records of the Calnev Companies and any other assets or information that Seller reasonably deems necessary to prepare the Calnev Closing Balance Sheet with respect to Calnev and any report or Tax Return required to be filed by Seller (but so as not to unduly disrupt the normal course of operations of the Calnev Companies), including, without limitation, preparing or defending any such Tax Return and any interim or annual report or other accounting statements. Personnel of the Calnev Companies shall be available to execute Tax statute of limitation waivers and amended Tax Returns at Seller's request for the Tax Returns for the Tax Period prior to the Calnev Closing Date. Personnel of the Calnev Companies shall assist Seller in the preparation of the Calnev Closing Balance Sheet with respect to the Calnev Companies and any Tax Returns which Seller is required to prepare pursuant to Sections 10A.2(a) and 10A.2(b); provided, however, that Seller shall not be obligated to compensate such personnel, Purchaser or the Calnev Companies for such assistance.

         5A.5 Directors' and Officers' Indemnification. For a period of six years from the Calnev Closing Date, Purchaser agrees not to amend the certificate of incorporation or bylaws of Calnev in any way to reduce or eliminate the level of indemnification provided by any of the Calnev Companies to the past and current officers and directors of such Calnev Company.

         5A.6 Use of GATX Name. As promptly as reasonably practicable subsequent to the Calnev Closing, Purchaser shall use its reasonable best efforts to cause each of the Calnev Companies to cease using the GATX name or any derivative thereof in any way. Without limiting the foregoing, as promptly as reasonably practicable subsequent to the Calnev Closing, Purchaser shall use its reasonable best efforts to cause the Calnev Companies to (a) change the name of any Calnev Company that includes "GATX" and (b) to remove the GATX name, any derivative thereof and any logo related thereto from any tanks, trucks or other objects on which such name appears. Notwithstanding the foregoing, within three months of the Calnev Closing, no Calnev Company shall use the GATX name or any derivative thereof in any way.

         5A.7 HSR Filing With Respect to the Calnev Companies. In the event that the Calnev Closing has not been consummated prior to December 1, 2001, as promptly as practicable, Purchaser shall (in cooperation with Seller) (i) make all filings and submissions with the DOJ and the FTC under the HSR Act and any applicable state or foreign laws or regulations as may be reasonably required to be made with all other Governmental Authorities in connection with the transactions contemplated by this Agreement, requesting early termination of any waiting period thereunder, (ii) respond promptly to any inquiries from the DOJ, the FTC or other Governmental Authorities in connection with such filings and
(iii) comply in all material respects with the HSR Act. Subject to regulatory constraints, Seller and Purchaser shall keep the other party fully advised with respect to any requests from or communications with the DOJ, FTC or other Governmental Authority and shall consult with the other party with respect to all filings and responses thereto.

         5A.8 Assumption of Obligations. Effective as of the Calnev Closing, Purchaser shall assume the guarantees and other obligations of Seller set forth on Schedule 5.8 with respect to the Calnev Companies and shall use its reasonable best efforts to cause Seller to be fully released and discharged from such obligations.

                                   ARTICLE 6
        CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER WITH RESPECT TO
                                 TERMINALS SALE

         The obligation of Purchaser to purchase the Terminals Stock as provided herein is, at the option of Purchaser, subject to satisfaction of each of the following conditions precedent on or before the Terminals Closing Date:

         6.1 Warranties True as of Both Present Date and Closing Date. The representations and warranties of Seller contained herein in Article 2 qualified by a reference to materiality or a Terminals Material Adverse Effect shall have been accurate, true and correct in all respects, and those not so qualified shall have been accurate, true and correct in all material respects, on and as of the date hereof, and, except to the extent that any such representation or warranty qualified by a reference to materiality or a Terminals Material Adverse Effect is made solely as of the date hereof or as of another date earlier than the Terminals Closing Date, shall also be accurate, true and correct in all respects, and those not so qualified shall be accurate, true and correct in all material respects on and as of the Terminals Closing Date with the same force and effect as though made by Seller on and as of the Terminals Closing Date; provided, that if one or more of such representations or warranties are not accurate, true and correct (or accurate, true and correct in all material respects, as applicable) on and as of any such date, the conditions precedent in this Section 6.1 shall nevertheless be deemed satisfied unless the inaccuracy, falsity or incorrectness of all such representations or warranties, taken together, would reasonably be expected to have a

Terminals Material Adverse Effect or a material adverse effect on the ability of Purchaser to consummate the transaction described in Section 1.1 hereof.

         6.2 Compliance with Agreements and Covenants. Seller shall have performed and complied in all material respects with all of its covenants and obligations contained in this Agreement to be performed and complied with by it on or prior to the Terminals Closing Date.

         6.3 Competition Law Approvals. All required notice and waiting periods under the HSR Act and any other applicable competition laws shall have expired or been waived.

         6.4 Injunctions; Consents.

                  (a) All necessary filings with and consents of any Governmental Authority or agency required for the consummation of the transaction described in Section 1.1 hereof shall have been made and obtained, all waiting periods with respect to such filings shall have expired or been terminated, and no court or any Governmental Agency shall have issued an injunction enjoining the transaction described in
         Section 1.1 hereof nor shall any Governmental Authority have instigated any formal proceeding seeking such an injunction. For purposes of clarification, the closing condition set forth in the first clause of the previous sentence shall apply only to those filings and consents where the failure to make such filing or obtain such consent would prohibit the sale of the Terminals Stock to Purchaser or make such sale illegal.

                  (b) Each of the consents set forth on Schedule 6.4(b) hereof with respect to the Terminals Companies shall have been obtained. Notwithstanding anything in this Agreement to the contrary, with respect to the condition to the Terminals Closing set forth in this
         Section 6.4(b), if this condition is not satisfied but Purchaser nevertheless elects to waive this condition and close the transactions contemplated hereby, none of the Seller Indemnified Parties shall have any liability pursuant to this Agreement as a result of any breach of any representation, warranty, covenant or other obligation hereunder relating to the waived condition and Purchaser shall indemnify, defend and hold the Seller Indemnified Parties harmless from and against any and all Losses incurred by the Seller Indemnified Parties as a consequence for having failed to obtain the consent or consents that cause the failure of the condition.

         6.5 Deliveries by Seller. Seller shall have effected the deliveries required pursuant to Section 8.2 below.

                                   ARTICLE 6A
        CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER WITH RESPECT TO
                                  CALNEV SALE

         The obligation of Purchaser to purchase the GPL Stock as provided herein is, at the option of Purchaser, subject to satisfaction of each of the following conditions precedent on or before the Calnev Closing Date:

         6A.1 Warranties True as of Both Present Date and Closing Date. The representations and warranties of Seller contained in Article 2A qualified by a reference to materiality or a

Calnev Material Adverse Effect shall have been accurate, true and correct in all respects, and those not so qualified shall have been accurate, true and correct in all material respects, on and as of the date hereof, and, except to the extent that any such representation or warranty qualified by a reference to materiality or a Calnev Material Adverse Effect is made solely as of the date hereof or as of another date earlier than the Calnev Closing Date, shall also be accurate, true and correct in all respects, and those not so qualified shall be accurate, true and correct in all material respects on and as of the Calnev Closing Date with the same force and effect as though made by Seller on and as of the Calnev Closing Date; provided, that if one or more of such representations or warranties are not accurate, true and correct (or accurate, true and correct in all material respects, as applicable) on and as of any such date, the conditions precedent in this Section 6A.1 shall nevertheless be deemed satisfied unless the inaccuracy, falsity or incorrectness of all such representations or warranties would reasonably be expected to have a Calnev Material Adverse Effect or a material adverse effect on the ability of Purchaser to consummate the transaction described in Section 1A.1 hereof.

         6A.2 Compliance with Agreements and Covenants. Seller shall have performed and complied in all material respects with all of its covenants and obligations with respect to the Calnev Companies to be performed and complied with by them on or prior to the Calnev Closing Date.

         6A.3 Competition Law Approvals. All required notice and waiting periods under the HSR Act and any other applicable competition laws shall have expired or been waived.

         6A.4 Injunctions; Consents.

                  (a) All necessary filings with and consents of any Governmental Authority or agency required for the consummation of the transaction described in Section 1A.1 hereof shall have been made and obtained, all waiting periods with respect to such filings shall have expired or been terminated, and no court or any Governmental Agency shall have issued an injunction enjoining the transaction described in
         Section 1A.1 hereof nor shall any Governmental Authority have instigated any formal proceeding seeking such an injunction. For purposes of clarification, the closing condition set forth in the first clause of the previous sentence shall apply only to those filings and consents where the failure to make such filing or obtain such consent would prohibit the sale of the GPL Stock to Purchaser or make such sale illegal.

                  (b) Each of the consents set forth on Schedule 6.4(b) hereof with respect to Calnev shall have been obtained. Notwithstanding anything in this Agreement to the contrary, with respect to the condition to the Calnev Closing set forth in this Section 6A.4(b), if this condition is not satisfied but Purchaser nevertheless elects to waive this condition and close the transactions contemplated hereby, none of the Seller Indemnified Parties shall have any liability pursuant to this Agreement as a result of any breach of any representation, warranty, covenant or other obligation hereunder relating to the waived condition and Purchaser shall indemnify, defend and hold the Seller Indemnified Parties harmless from and against any and all Losses incurred by the Seller Indemnified Parties as a consequence for having failed to obtain the consent or consents that cause the failure of the condition.

         6A.5 Deliveries by Seller. Seller shall have effected the deliveries required pursuant to Section 8A.2 below.


                                   ARTICLE 7
         CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER WITH RESPECT TO
                            TERMINALS COMPANIES SALE

         The obligation of Seller to sell the Terminals Stock as provided herein is, at the option of Seller, subject to the satisfaction of each of the following conditions precedent on or before the Terminals Closing Date:

         7.1 Warranties True as of Both Present Date and Closing Date. The representations and warranties of Purchaser contained herein qualified by a reference to materiality or a material adverse effect shall have been accurate, true and correct in all respects, and those not so qualified shall have been accurate, true and correct in all material respects on and as of the date hereof, and shall also be accurate, true and correct in all respects, and those not so qualified shall be accurate, true and correct in all material respects, on and as of the Terminals Closing Date with the same force and effect as though made by Purchaser on and as of the Terminals Closing Date.

         7.2 Compliance with Agreements and Covenants. Purchaser shall have performed and complied in all material respects with all of its covenants and obligations contained in this Agreement to be performed and complied with by it on or prior to the Terminals Closing Date.

         7.3 Competition Law Approvals. All required notice and waiting periods under the HSR Act and any other applicable competition laws shall have expired or been waived.

         7.4 Injunctions; Consents. All necessary filings with and consents of any Governmental Authority and agency required for the consummation of the transactions described in Section 1.1 hereof shall have been made and obtained, all waiting periods with respect to such filings shall have expired or been terminated, and no court or any Governmental Authority shall have issued an injunction enjoining the transactions described in Section 1.1 hereof nor shall any Governmental Authority have instigated any formal proceeding seeking such an injunction. For purposes of clarification, the closing condition set forth in the first clause of the previous sentence shall apply only to those filings and consents where the failure to make such filing or obtain such consent would prohibit the sale of the Terminals Stock to Purchaser or make such sale illegal.

         7.5 Deliveries by Purchaser. Purchaser shall have effected the deliveries required pursuant to Section 8.3 below.


                                   ARTICLE 7A
          CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER WITH RESPECT TO
                                   CALNEV SALE

         The obligation of Seller to sell the GPL Stock as provided herein is, at the option of Seller, subject to the satisfaction of each of the following conditions precedent on or before the Calnev Closing Date:

         7A.1 Warranties True as of Both Present Date and Closing Date. The representations and warranties of Purchaser contained herein qualified by a reference to materiality or a material adverse effect shall have been accurate, true and correct in all respects, and those not so qualified shall have been accurate, true and correct in all material respects on and as of the date hereof, and shall also be accurate, true and correct in all respects, and those not so qualified shall be accurate, true and correct in all material respects, on and as of the Calnev Closing Date with the same force and effect as though made by Purchaser on and as of the Calnev Closing Date.

         7A.2 Compliance with Agreements and Covenants. Purchaser shall have performed and complied in all material respects with all of its covenants and obligations related to the Calnev Companies to be performed and complied with by it on or prior to the Calnev Closing Date.

         7A.3 Competition Law Approvals. All required notice and waiting periods under the HSR Act and any other applicable competition laws shall have expired or been waived.

         7A.4 Injunctions; Consents. All necessary filings with and consents of any Governmental Authority and agency required for the consummation of the transactions described in Section 1A.1 hereof shall have been made and obtained, all waiting periods with respect to such filings shall have expired or been terminated, and no court or any Governmental Authority shall have issued an injunction enjoining the transactions described in Section 1A.1 hereof nor shall any Governmental Authority have instigated any formal proceeding seeking such an injunction. For purposes of clarification, the closing condition set forth in the first clause of the previous sentence shall apply only to those filings and consents where the failure to make such filing or obtain such consent would prohibit the sale of the GPL Stock to Purchaser or make such sale illegal.

         7A.5 Deliveries by Purchaser. Purchaser shall have effected the deliveries required pursuant to Section 8A.3 below.

                                   ARTICLE 8
                                TERMINALS CLOSING

         8.1 Terminals Closing.

                  (a) The payment of the Terminals Purchase Price and consummation of the transaction set forth in this Agreement relating to the Terminals Sale shall take place at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603 at 10:00 A.M. on March 1, 2001 (it being understood that, subject to Section 8.1(b), the Terminals Closing shall be deemed to have occurred at 12:00 A.M. on March 1, 2001 for any and all purposes) (the "Terminals Closing Date").

                  (b) Notwithstanding the actual Terminals Closing Date, assuming consummation of the Terminals Sale, such Terminals Sale shall have economic effect as if they had been consummated at 12:00 A.M. on January 1, 2001. Seller and Purchaser shall reasonably assist each other in making the accounting and tax determinations necessary to effectuate the provisions of the preceding sentence.

         8.2 Seller's Deliveries. At the Terminals Closing, Seller shall deliver to Purchaser:



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

                  (a) a certificate, signed by an executive officer of Rail, certifying as to the compliance by Seller with Sections 6.1 and 6.2 hereof;

                  (b) any applicable conveyance documents or other evidence of transfer of the membership interests of the Terminals Companies in form and substance reasonably satisfactory to Purchaser;

                  (c) the stock record book, minute book and seal (if any) of each of the Terminals Companies;

                  (d) such resignations effective as of the Terminals Closing Date of any officer or director of the Terminals Companies as may be requested by Purchaser;

                  (e) a certification of Holding's non-foreign status as set forth in Treasury Regulation Section 1.1445-2(b);

                  (f) a duly executed copy of each Related Agreement (including, without limitation, the Services Agreement contemplated by Section 5.9); and

                  (g) any other items required to be delivered by Seller under the terms and provisions of this Agreement.

         8.3 Purchaser's Deliveries. At the Terminals Closing, Purchaser shall deliver to Seller:

                  (a) a certificate, signed by an executive officer of Purchaser, certifying as to the compliance by Purchaser with Sections
         7.1 and 7.2 hereof;

                  (b) confirmation of the wire transfer of same-day funds in the amount of the Terminals Purchase Price, as required by Section 1.2;

                  (c) a duly executed copy of each Related Agreement (including, without limitation, the Services Agreement contemplated by Section 5.9); and

                  (d) any other items (including bank guarantees) to be delivered by Purchaser under the terms and provisions of this Agreement.

         8.4 Termination. This Agreement shall terminate with respect to the Terminals Sale:


                  (a) upon the mutual agreement of Seller and Purchaser;

                  (b) upon written notice from Purchaser to Seller if each of the conditions precedent set forth in Article 6 has not been satisfied on or before April 2, 2001; provided, however, if the consent of the Port of Tampa to the assignment of any of the leases specified as a condition to the Terminals Closing in Section 6.4(b) has not been obtained by April 2, 2001, Seller may, upon notice to Purchaser given no later than three business days prior to April 2, 2001, elect to extend the date in this clause (b) to May 31, 2001; or

                  (c) upon written notice from Seller to Purchaser if each of the conditions precedent set forth in Article 7 has not been satisfied on or before April 2, 2001.

         If this Agreement is terminated pursuant to this Section 8.4, all further obligations of the parties under this Agreement will terminate, except that (i) the obligations in Section 11.1 will survive and (ii) if this Agreement with respect to Terminals Sale is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired. The obligations of the parties under the Confidentiality Agreement (as amended) shall survive, and continue in full force and effect after termination of this Agreement with respect to Terminals Sale.


                                   ARTICLE 8A
                         CALNEV CLOSING; ASSET DIVISION

         8A.1 Calnev Closing. The Calnev Closing shall take place at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603 at 10:00 A.M. as soon as reasonably practicable after the date on which all conditions precedent set forth in Articles 6A and 7A have been satisfied or waived by the parties, or such other date as is mutually agreeable to Seller and Purchaser (the "Calnev Closing Date").

         8A.2 Seller's Deliveries. At the Calnev Closing, Seller shall deliver to Purchaser:


                  (a) a certificate, signed by an executive officer of Rail, certifying as to the compliance by Seller with Sections 6A.1 and 6A.2 hereof;

                  (b) any applicable conveyance documents or other evidence of transfer of the membership interests of the Calnev Companies in form and substance reasonably satisfactory to Purchaser;

                  (c) the stock record book, minute book and seal (if any) of each of the Calnev Companies;

                  (d) such resignations effective as of the Calnev Closing Date of any officer or director of all of the Calnev Companies as may be requested by Purchaser;

                  (e) a certification of Holding's non-foreign status as set forth in Treasury Regulation Section 1.1445-2(b); and

                  (f) any other items required to be delivered by Seller under the terms and provisions of this Agreement.

         8A.3 Purchaser's Deliveries. At the Calnev Closing, Purchaser shall deliver to Seller:

                  (a) a certificate, signed by an executive officer of Purchaser, certifying as to the compliance by Purchaser with Sections 7A.1 and 7A.2 hereof;



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

                  (b) confirmation of the wire transfer of same-day funds in the amount of the Calnev Purchase Price, as required by Section 1A.2; and

                  (c) any other items (including bank guarantees) to be delivered by Purchaser under the terms and provisions of this Agreement.

         8A.4 Termination. After consummation of the Terminals Sale, this Agreement shall terminate with respect to the Calnev Sale:

                  (a) upon the mutual agreement of Seller and Purchaser;

                  (b) upon written notice from Purchaser to Seller if each of the conditions precedent set forth in Article 6A has not been satisfied on or before December 31, 2001; or

                  (c) upon written notice from Seller to Purchaser if each of the conditions precedent set forth in Article 7A has not been satisfied on or before December 31, 2001.


If this Agreement is terminated with respect to the Calnev Sale pursuant to this
Section 8A.4, all further obligations of the parties under this Agreement will terminate, except that (i) any obligations in this Agreement and the Related Agreements with respect to the Terminals Sale shall continue and be unaffected by such termination with respect to the Calnev Sale pursuant to this Section 8A.4, (ii) the obligations in Section 11.1 will survive and (iii) if this Agreement is terminated with respect to the Calnev Sale by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement with respect to the Calnev Sale is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement with respect to the Calnev Sale, the terminating party's right to pursue all legal remedies will survive such termination unimpaired. The obligations of the parties under the Confidentiality Agreement shall survive, and continue in full force and effect after termination of this Agreement with respect to the Calnev Sale.

         8A.5 Asset Division. The parties agree to consummate the Calnev Sale upon receipt of all requisite regulatory approvals for the Calnev Sale. In addition, to preserve the possibility of an alternative transaction in the event that CalPUC does not approve the Calnev Sale (or delays such approval), the parties shall undertake all actions necessary to divide the assets and liabilities of the Calnev Companies, to execute the operating agreement regarding certain Calnev assets and to consummate the New Calnev Sale (collectively, the "Asset Division") in the event the application before the CalPUC for the approval of the Calnev Sale has not been placed on the CalPUC's agenda for its March 27, 2001 meeting or in the event the CalPUC does not approve the Calnev Sale at its March 27, 2001 meeting. The parties shall proceed as promptly as is reasonably practicable to complete the Asset Division so as to achieve the following objectives:

                  (a) Any and all assets of the Calnev Companies that may be transferred without the necessity of obtaining the approval of the CalPUC and all associated liabilities (the "Transferable Assets and Liabilities") shall be transferred by the Calnev Companies to a special purpose subsidiary to be formed by Seller ("New Calnev").

                  (b) Any and all assets and liabilities of the Calnev Companies other than the Transferable Assets and Liabilities (the "Retained Assets and Liabilities") shall be retained by the Calnev Companies.

                  (c) Seller and Purchaser (or the appropriate wholly-owned Affiliates thereof) shall execute a mutually agreeable operating agreement (the "Operating Agreement") that will govern the operation by Purchaser (or, subject to the reasonable approval of Seller, its designee) of the Retained Assets and Liabilities, designed so as to minimize any interference in the normal business operations of the Calnev Companies as constituted prior to such Asset Division and to observe applicable Law. The Asset Division, the New Calnev Sale and the Operating Agreement shall be subject to the overall mandate that the Operating Agreement and the other documents pertaining to the New Calnev Sale and the Asset Division shall contain commercially reasonable terms and conditions including, without limitation, that:

                           (i) the Purchaser (or, subject to the reasonable
                  approval of Seller, its designee) shall act as operator (the "Operator") of the Retained Assets and Liabilities in accordance with the Operating Agreement;

                           (ii) the execution, delivery and performance of the
                  Operating Agreement, the Asset Division and the New Calnev Sale shall not violate any Law or require the consent or approval of any Governmental Authority;

                           (iii) all revenues derived from the operation of the
                  Retained Assets and Liabilities shall be collected by the Operator and held for the benefit of Calnev in a separately identifiable operating account;

                           (iv) the Operator shall pay from such account: (A)
                  all costs associated with the Retained Assets and Liabilities, including general and administrative expenses and other overhead costs associated with the Retained Assets and Liabilities; (B) an appropriate percentage of general overhead and expenses incurred in the joint operation of the Calnev Companies and New Calnev which cannot be allocated to Transferable Assets and Liabilities or to Retained Assets and Liabilities; and (C) as its sole and exclusive compensation under the Operating Agreement, an amount of compensation that is mutually agreeable to the parties (or, if the parties cannot so agree, as is determined by the arbitration panel contemplated by Section 8A.6);

                           (v) the Operator shall remit to Calnev the remainder
                  of the funds in the account on a monthly basis;

                           (vi) the Operator shall assume all operating risks
                  associated with the operation of the Retained Assets and Liabilities;

                           (vii) the Operator shall indemnify Seller, and
                  release Seller from, all Losses associated with the operation of the Retained Assets and Liabilities except for those solely attributable to the gross negligence or willful misconduct of Seller;



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

                           (viii) Seller shall have exclusive responsibility to
                  determine intrastate tariff changes and capital expenditures;

                           (ix) the Operator may be terminated by Seller for
                  reasonable cause and upon reasonable notice;

                           (x) the consummation of the Asset Division, the
                  Operating Agreement and the New Calnev Sale shall be subject to the satisfaction of the closing conditions set forth in
                  Article 6A and Article 7A hereof; and

                           (xi) the consummation of the Asset Division, the
                  Operating Agreement and the New Calnev Sale shall be subject to customary representations, warranties and covenants as may be mutually agreeable to each of Purchaser and Seller.

If the Asset Division occurs, the parties will, unless and until they mutually agree to the contrary or until the receipt of a final non-appealable order denying approval of the transfer of the Retained Assets and Liabilities, exercise reasonable best efforts to cause the CalPUC to approve the transfer of the Retained Assets and Liabilities to Purchaser.

                  (d) Subject to the terms and conditions of this Section 8A.5 and the expiration or waiver of all required notice and waiting periods under the HSR Act and any other applicable competition laws, Seller shall sell, assign and deliver to Purchaser, and Purchaser shall purchase and take assignment and delivery of, all of the issued and outstanding shares of capital stock of New Calnev, such capital stock having been converted into a limited liability company membership interest prior to any such sale (the "New Calnev Sale"). At the New Calnev Closing, Purchaser shall pay, by wire transfer of same-day funds, an amount equal to the Calnev Purchase Price (as adjusted to account for the difference in the Calnev Working Capital and Calnev Aggregate Non-Current Balance Sheet Liability between September 30, 2000 and the New Calnev Closing Date pursuant to the mechanics set forth in Section 1A.3 hereof) multiplied by a fraction equal to the difference between (i) one (1) and (ii) a fraction having a numerator equal to the average revenue attributable to the Retained Assets and Liabilities in 1999 and 2000 (prior to the Asset Division) and a denominator equal to the average total revenue of the Calnev Companies in 1999 and 2000 (prior to the Asset Division), in each case as determined from the books and records of the Calnev Companies and the filings made by the Calnev Companies with the CalPUC and with the Federal Energy Regulatory Commission (the "New Calnev Purchase Price").

         8A.6 Actions Taken Contemporaneously with Asset Division. Contemporaneously with the commencement of negotiations with respect to the Asset Division pursuant to Section 8A.5, the parties shall undertake the following:

                  (a) As promptly as possible after the commencement of the negotiations contemplated by Section 8A.5, the parties shall provide written notice to the CalPUC of their intention to consummate the Asset Division. Such notice shall state that the parties intend to pursue the CalPUC's approval of the intrastate portion of the transaction which is subject to the jurisdiction of the CalPUC, but proceed to close on the interstate portion and enter into an operating agreement whereby the Purchaser (or its designee) shall operate the intrastate assets on behalf of Calnev.

                  (b) On or before the fifth day following the commencement of the negotiations contemplated by Section 8A.5 and Section 8A.6, and in anticipation of the arbitration of potential disputes between them before a three member panel, the parties shall take such steps as may be required to initiate arbitration proceedings before the American Arbitration Association (the "AAA"). The parties shall request the AAA to tender separate lists of potential arbitrators having the following qualifications:

                           (i) One list shall be comprised of attorneys licensed
                  to practice law in the State of California with ten (10) or more years of experience in practicing before the CalPUC; and

                           (ii) The other list shall be comprised of former
                  Justices of the California Supreme Court.

                  (c) The parties shall select three arbitrators from the lists so tendered, in the manner and within the time frame specified by applicable rules of the AAA. Two of the arbitrators shall have the qualifications specified in Section 8A.6(b)(i) and the remaining arbitrator shall have the qualifications specified in Section 8A.6(b)(ii). In the event a former Justice of the California Supreme Court is not available, the AAA shall instruct the two arbitrators so selected to select a third arbitrator having the qualifications set forth in Section 8A.6(b)(i) above.

                  (d) Within thirty days following the receipt by each of the parties of the AAA's designation of the panel so selected, the panel shall develop and provide to the parties instructions as to the arbitral procedure, including the timeframe within which the parties must (i) provide a submission of issues to the panel, (ii) provide supporting documentation and memoranda of law, (iii) reply to the documentation and memoranda submitted by the other party and (iv) take such other action as the panel may deem necessary or advisable so that the resolution of the issues submitted may be resolved as promptly as possible, but in any event as close to July 1, 2001 as is reasonably practicable.

                  (e) No sooner than thirty (30) days after the commencement of negotiations pursuant to Section 8A.5 as mutually agreed by the parties, either party may ask the arbitration panel to resolve any points of disagreement between the parties relating to the Asset Division, Operating Agreement and New Calnev Sale. An arbitration proceeding conducted in accordance with this section, including the time table set forth herein shall be the exclusive remedy available to either party with respect to the Asset Division and for the failure of the other party to reach an agreement relating to the Asset Division, the Operating Agreement or the New Calnev Sale (other than for breach of the obligations under Section 8A.5 and Section 8A.6). The arbitration shall take place in Denver, Colorado, shall be governed by the choice of law set forth in Section 11.7 hereof, and, unless the parties otherwise agree, shall be governed by the commercial arbitration rules of the AAA. The panel shall resolve any issue submitted to it on the basis of (i)



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

         preserving the division between Transferable Assets and Liabilities and Retained Assets and Liabilities set forth in Section 8A.5(a) and (b), on terms not inconsistent with Section 8A.5(c), (ii) operational safety, (iii) operational efficiency and (iv) any other factors relevant to the achievement of the objectives set forth in this Section 8A.5. The decision of the arbitration panel shall be final and binding on Seller and Purchaser, and the Asset Division, the Operating Agreement and the New Calnev Sale shall be conformed to reflect the decision of the arbitration panel. The parties shall exercise commercially reasonable efforts to consummate the Asset Division as soon as reasonably practicable after receipt of the decision of the arbitration panel. If the arbitration panel is unable to resolve one or more of the disputes, the parties will continue to negotiate in good faith (but in any event not beyond December 31, 2001) toward a mutually agreeable resolution, reserving the right to ask the arbitration panel to resolve future disputes. The arbitration panel shall be directed to expressly confirm that the arbitration panel's proposed resolution of the issues submitted to arbitration by the parties does not violate applicable Law and does not require the approval of any Governmental Authority. All costs of the arbitration contemplated by this Section 8A.5(e) shall be shared equally by Purchaser and Seller.

                  (f) Notwithstanding anything in this Agreement to the contrary, upon the first to occur of the following: (i) the mutual agreement of the parties, and (ii) the failure of the Asset Division to occur on or before December 31, 2001, and if the Calnev Sale has not occurred by December 31, 2001, the Seller and the Purchaser shall cease efforts to consummate the Asset Division and shall have no further rights as to each other with respect to the Calnev Companies, this Agreement shall terminate with respect to the Calnev Sale pursuant to
         Section 8A.4, the Asset Division, the Operating Agreement and the New Calnev Sale and the Seller shall be free to divest the Calnev Companies (by way of sale of equity, sale of assets, merger, joint venture, partnership, sale-leaseback, lease finance, synthetic lease or otherwise) to any bona fide third party that is not an Affiliate of Seller at its discretion, provided, however, that (x) if Seller divests the Calnev Companies for gross proceeds (including any debt and non-cash consideration) in excess of $375,000,000, Seller shall pay to Purchaser within five business days of the consummation of such divestiture an amount equal to the sum of 25% of the amount by which the gross proceeds (including any debt and non-cash consideration) from the divestiture exceed $375,000,000 (except that no such payment shall be due if the reason the transaction between Seller and Purchaser with respect to the Calnev Companies did not close before December 31, 2001 was on account of a breach by Purchaser of its obligations under this Agreement) and (y) the terms of Section 8A.5(f)(ii)(x) and Section 8A.6(b) shall survive. Nothing in this Section 8A.5(f) shall be construed so as to prevent Seller from transferring any Calnev Company to any of its wholly-owned Affiliates; provided, however, that upon any divestiture by such Affiliate to any bona fide third party that is not an Affiliate of Seller, Purchaser shall be entitled to the payments required in the second sentence of this Section 8A.5(f). If a third party that is not an Affiliate of Seller or Purchaser objects to the Asset Division, Operating Agreement or the New Calnev Sale on the ground that it would violate applicable Law and Purchaser nevertheless elects to consummate the Asset Division, the Operating Agreement and the New Calnev Sale, and the issue raised by the third party has not been addressed by an arbitration panel pursuant to this Section 8A.6, Purchaser agrees to indemnify Seller, to the maximum extent permitted by Law, for any Calnev Losses incurred by a Seller Indemnified Party resulting from such objection.

         8A.7 Special Severance Payment.

                  (a) Upon the earlier of the Calnev Closing and the date of the consummation of the Asset Division, Purchaser shall pay to Seller an additional amount equal to the product of (x) 600 minus the number of Terminals Employees and Calnev Employees who are Terminals Continuing Employees or Calnev Continuing Employees, respectively, as of such date and (y) the average severance payment made to all Terminals Employees and Calnev Employees other than severance payments to Terminals Employees or Calnev Employees based in Chicago.

                  (b) In the event that neither the Calnev Sale nor the Asset Division shall have occurred prior to March 31, 2002, Purchaser shall pay to Seller an additional amount equal to the product of (x) 532 minus the number of Terminals Continuing Employees and (y) the average severance payment described made to all Terminals Employees other than severance payments to Terminals Employees based in Chicago.


                                   ARTICLE 9
             SURVIVAL AND INDEMNIFICATION RELATING TO TERMINALS SALE

         9.1 Survival. The representations and warranties of the parties hereto contained herein with respect to the Terminals Companies and in the Related Agreements shall survive the Terminals Closing until January 1, 2002, except that (i) Terminals Tax Warranties shall survive until the applicable Tax Statute of Limitations Date, (ii) the Terminals Environmental Warranty shall survive until July 1, 2002, and (iii) Terminals Title and Authorization Warranties and the representations and warranties set forth in Sections 2.3, 2.4(a)(i), 2.15 and 2.23 shall survive forever. Any covenant or obligation of the parties pursuant to this Agreement that requires action to be taken prior to the Terminals Closing (other than such covenants contained in Section 4.8 and Article 10 hereof) shall survive the Terminals Closing until January 1, 2002. Except where a shorter time period is specifically provided in this Agreement, all other covenants and obligations of the parties with respect to the Terminals Companies or the Terminals Closing pursuant to this Agreement (including, without limitation, such covenants contained in Section 4.8 and Article 10 hereof) shall survive the Terminals Closing forever. The Schedule 9.2(a) Matters shall survive the Terminals Closing forever. Neither Purchaser nor Seller shall have any liability with respect to claims first asserted in connection with any representation, warranty, covenant or obligation with respect to the Terminals Companies or the Terminals Closing hereunder after the survival period specified therefor in this Section 9.1.

         9.2 Indemnification by Seller. Solely for the purpose of indemnification in this Section 9.2, the representations and warranties of Seller with respect to the Terminals Companies in this Agreement (other than the representations and warranties of Seller contained in Section 2.10) shall be deemed to have been made without regard to any materiality or Terminals Material Adverse Effect qualifiers. Subject to Section 9B.7, Rail and Holdings, jointly and severally, agree to indemnify Purchaser, its officers, directors, Affiliates, successors and assigns, including, for the avoidance of doubt, the Terminals Companies after the Terminals Closing (the

"Terminals Purchaser Indemnified Parties") against, and agree to hold the Terminals Purchaser Indemnified Parties harmless from, any and all Terminals Losses incurred or suffered by any Terminals Purchaser Indemnified Party arising out of any of the following:

              (a) the matters set forth in Schedule 9.2(a) (the "Schedule 9.2(a) Matters"), whether or not a breach of a representation, warranty, covenant or agreement has occurred, it being further agreed that (i) the limitations on liability or survival of obligations of Seller set forth in this Agreement shall in no way limit or apply to any indemnification under this Section 9.2(a) and (ii) for purposes of this
         Section 9.2(a) only, each Calnev Company shall cease to be an "Excluded Company" upon the earlier of the Calnev Closing and the New Calnev Closing;

              (b) any breach of or any inaccuracy in any representation or warranty made by Seller in Article 2 of this Agreement or any Related Agreement or other document delivered by Seller at the Terminals Closing; provided, that Seller shall have no liability under this
         Section 9.2(b) for any breach of or inaccuracy in any such representation or warranty unless (i) in the case of such representations and warranties, except for Terminals Tax Warranties, the Terminals Environmental Warranty, Terminals Title and Authorization Warranties, and the representations and warranties set forth in Sections 2.3, 2.4(a)(i), 2.15 and 2.23, a notice of the Terminals Purchaser Indemnified Party's claim is given to Seller not later than the close of business on January 1, 2002, (ii) in the case of Terminals Tax Warranties, a notice of the Terminals Purchaser Indemnified Party's claim is given to Seller not later than the close of business on the applicable Tax Statute of Limitations Date, and (iii) in the case of the Terminals Environmental Warranty, a notice of the Terminals Purchaser Indemnified Party's claim is given to Seller not later than the close of business on July 1, 2002;

              (c) any breach of or failure by Seller to perform any covenant, obligation or other agreement of Seller with respect to the Terminals Companies or the Terminals Closing set out in this Agreement or any Related Agreement or other document delivered by Seller at the Terminals Closing; provided, that Seller shall have no liability under this Section 9.2(c) for any breach or failure occurring on or prior to the Terminals Closing Date unless a notice of the Terminals Purchaser Indemnified Party's claim is given to Seller within the applicable time period set forth in Section 9.1 hereof;

              (d) incurred by any Terminals Purchaser Indemnified Party pursuant to the letter agreement dated March 18, 1999 regarding the GATX Terminals Limited Pension Scheme; or

              (e) any post-employment welfare benefit payable under a Seller Welfare Benefit Plan with respect to any individual who is an employee or former employee of the Terminals Companies on the Terminals Closing Date (or the eligible dependent of such an employee or former employee), excluding (i) severance costs and continuation coverage (within the meaning of Code Section 4980(B)(f) ("COBRA") with respect to Terminals Continuing Employees and their qualified beneficiaries, and (ii) post-retirement medical and life benefits with respect to Terminals Continuing Union

         Employees (and their eligible dependents) who are not eligible to commence receipt of an immediate pension benefit on or before the Terminals Closing Date.

         9.3 Indemnification by Purchaser. Solely for the purpose of indemnification in this Section 9.3, the representations and warranties of Purchaser in this Agreement with respect to the Terminals Closing shall be deemed to have been made without regard to any materiality or Terminals Material Adverse Effect qualifiers. Subject to Section 9B.8, Purchaser agrees to indemnify Seller, its officers, directors, its Affiliates after the Terminals Closing, successors and assigns (the "Terminals Seller Indemnified Parties") against, and agrees to hold the Terminals Seller Indemnified Parties harmless from, any and all Losses incurred or suffered by any Terminals Seller Indemnified Party arising out of any of the following:

              (a) any breach of or any inaccuracy in any representation or warranty made by Purchaser in Article 3 of this Agreement or any Related Agreement or any document delivered by Purchaser at the Terminals Closing; provided, that Purchaser shall have no liability under this Section 9.3(a) for any breach of or inaccuracy in any representation or warranty unless, in the case of all representations and warranties with respect to the Terminals Closing, except for Terminals Title and Authorization Warranties and the representation and warranty set forth in Section 3.2, a notice of the Terminals Seller Indemnified Party's claim is given to Purchaser not later than the close of business on January 1, 2002;

              (b) any breach of or failure by Purchaser to perform any covenant, obligation or other agreement of Purchaser set out in this Agreement and relating to the Terminals Closing or any Related Agreement or any document delivered by Purchaser at the Terminals Closing;

              (c) any occurrence, event, act or omission of any Terminals Company prior or subsequent to the Terminals Closing, other than an occurrence, event, act or omission which provides the basis for a right of Purchaser to indemnification under Section 9.2;

              (d) the termination of employment of any individual who, on or after the Terminals Closing Date, is an employee of a Terminals Company, Purchaser or any Affiliate of Purchaser, any employee matter relating to any such employee, and any welfare benefit (including post-retirement health and life benefits) to be provided with respect to any such employee under the terms of any collective bargaining agreement to which any Terminals Company is a party on or after the Terminals Closing Date (excluding any post-retirement health or life benefit with respect to a Terminals Continuing Union Employee who is eligible to commence receipt of an immediate pension benefit prior to or coincident with the Terminals Closing Date;

              (e) the enforcement against Seller or any Terminals Seller Indemnified Party of any of the guarantee or other obligations set forth on Schedule 5.8 and any and all Terminals Losses related to environmental matters incurred by Seller pursuant to contractual indemnification obligations of the Terminals Companies to third parties related to previously divested assets or businesses, including, without limitation, those indemnification obligations set forth on Appendix A to Schedule 9.2(a) attached hereto;



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


              (f) any occurrence, event, act or omission of or related to the business of the Terminals Companies (which was conducted as a division of General American Transportation Corporation) that occurred prior to July 1, 1975, other than an occurrence, event, act or omission which provides the basis for a right of Purchaser to indemnification under
         Section 9.2;

              (g) shut-down benefits under any Seller Pension Plan subsequent to the Terminals Closing triggered by the termination of an employee of any of the Terminals Companies on or after the Terminals Closing Date and on or before January 1, 2006; or

              (h) any contamination of air, soil or ground water by any Terminals Company (or any predecessor of a Terminals Company), or for which any Terminals Company (or any predecessor of a Terminals Company) is or may by law or contract become liable (including, but not limited to, the remediation and other environmental indemnification obligations of the Terminals Companies set forth on Appendix A to Schedule 9.2(a) attached hereto), or the violation of any applicable Environmental Law by any Terminals Company (or any predecessor of a Terminals Company), including but not limited to the failure of Purchaser to adequately fund or discharge the remediation obligations of any Terminals Company (or any predecessor of a Terminals Company) pursuant to any statute or regulations or any order or directive issued by an agency under applicable Environmental Laws; provided, however, that the indemnification provided by this paragraph 9.3(h) shall not apply to any contamination that was required to be disclosed by Seller pursuant to Section 2.18 but was not so disclosed.

         9.4  Schedule 9.2(a) Matters.

              (a) The parties acknowledge and agree that as of the Terminals Closing Date Seller shall retain full and total responsibility for and control of the Schedule 9.2(a) Matters. After the Terminals Closing Date, Seller will have no claim against Purchaser or any Terminals Purchaser Indemnified Party for any Loss which Seller may incur due to any of the Schedule 9.2(a) Matters; provided, however, that (i) Seller may recover from Purchaser for actual court costs and reasonable attorneys' fees incurred to compel the reasonable cooperation described in this Section 9.4 or otherwise incurred due to a breach by Purchaser of its obligations under this Section 9.4. It is the parties' intent that all responsibility for and control of the Schedule 9.2(a) Matters transfer to Seller as of the Terminals Closing Date without further action on the part of the parties, except for the obligation of reasonable cooperation as described below.

              (b) Subsequent to the Terminals Closing, Purchaser shall cause the Terminals Companies to reasonably cooperate with and assist Seller in Seller's defense of the Schedule 9.2(a) Matters. Such cooperation shall include, without limitation, (i) retaining documents related to the
         Schedule 9.2(a) Matters as Seller shall reasonably request and (ii) causing employees of the Terminals Companies to be available to Seller and Seller's counsel, during business hours, for interviews and depositions relating to the Schedule 9.2(a) Matters.

              (c) In taking all of the actions permitted or required by this
         Section 9.4, Seller shall act, at Seller's expense, on behalf of the Terminals Companies and shall have sole authority (including, without limitation, settlement authority and the authority to approve and cause the filing of pleadings, briefs and other documents on behalf of the Terminals Companies) and responsibility for and exercise sole and complete control of the Schedule 9.2(a) Matters. Upon Seller's written request to Purchaser, Purchaser shall cause the president or other executive officer of the relevant Terminals Company to execute any document and agreement, including any settlement agreement with respect to the Schedule 9.2(a) Matters as required by Seller. Notwithstanding the foregoing, (i) Seller shall not be entitled to take or omit to take action with respect to the Schedule 9.2(a) Matters, and (ii) Purchaser will not be required to cause the relevant Terminals Company to execute any document or agreement with respect to the Schedule 9.2(a) Matters, if, in either case, such would result in a restriction on Purchaser, any Terminals Company or any of their Affiliates.

              (d) For purposes of this Section 9.4, in determining whether reasonable cooperation has been exercised, no consideration shall be given to the fact of Seller's indemnity of Terminals Purchaser Indemnified Parties, and the conduct of Purchaser shall be evaluated as if neither Purchaser nor the Terminals Companies were indemnified by Seller on the Schedule 9.2(a) Matters.


                                   ARTICLE 9A
              SURVIVAL AND INDEMNIFICATION RELATING TO CALNEV SALE

         9A.1 Survival. The representations and warranties of the parties hereto contained herein with respect to the Calnev Companies and in the Related Agreements with respect to the Calnev Companies shall survive the Calnev Closing or the New Calnev Closing (as applicable) for a period of one (1) year, except that (i) Calnev Tax Warranties shall survive until the applicable Tax Statute of Limitations Date, (ii) the Calnev Environmental Warranty shall survive for a period of eighteen (18) months, and (iii) Calnev Title and Authorization Warranties and the representations and warranties set forth in Sections 2A.3, 2A.4(a)(i), 2A.15 and 2A.23 shall survive forever. Any covenant or obligation of the parties pursuant to this Agreement that requires action to be taken prior to the Calnev Closing or the New Calnev Closing (as applicable) (other than such covenants contained in Sections 4A.5 and Article 10A hereof) shall survive the Calnev Closing or the New Calnev Closing (as applicable) for a period of one (1) year. Except where a shorter time period is specifically provided in this Agreement, all other covenants and obligations of the parties with respect to Calnev or the Calnev Closing or the New Calnev Closing (as applicable) pursuant to this Agreement (including, without limitation, such covenants contained in Sections 4A.5 and Article 10A hereof) shall survive the Calnev Closing or the New Calnev Closing (as applicable) forever. Neither Purchaser nor Seller shall have any liability with respect to claims first asserted in connection with any representation, warranty, covenant or obligation with respect to Calnev or the Calnev Closing or the New Calnev Closing (as applicable) hereunder after the survival period specified therefor in this Section 9A.1.

         9A.2 Indemnification by Seller. Solely for the purpose of indemnification in this Section 9A.2, the representations and warranties of Seller with respect to the Calnev Companies in this Agreement (other than the representations and warranties of Seller contained in Section 2A.10)





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


shall be deemed to have been made without regard to any materiality or Calnev Material Adverse Effect qualifiers. Subject to Section 9A.4, Rail and Holdings, jointly and severally, agree to indemnify Purchaser, its officers, directors, Affiliates, successors and assigns, including, for the avoidance of doubt, the Calnev Companies after the Calnev Closing or the New Calnev Closing (as applicable) (the "Calnev Purchaser Indemnified Parties") against, and agree to hold the Calnev Purchaser Indemnified Parties harmless from, any and all Calnev Losses incurred or suffered by any Calnev Purchaser Indemnified Party arising out of any of the following:

              (a) [Intentionally omitted];

              (b) any breach of or any inaccuracy in any representation or warranty made by Seller in Article 2A of this Agreement or any Related Agreement or any document delivered by Seller at the Closing; provided, that Seller shall have no liability under this Section 9A.2(b) for any breach of or inaccuracy in any such representation or warranty unless
         (i) in the case of such representations and warranties, except for Calnev Tax Warranties, the Calnev Environmental Warranty, Calnev Title and Authorization Warranties, and the representations and warranties set forth in Sections 2A.3, 2A.4(a)(i), 2A.15 and 2A.23, a notice of the Calnev Purchaser Indemnified Party's claim is given to Seller not later than the close of business on the first anniversary of the Calnev Closing Date or the New Calnev Closing (as applicable), (ii) in the case of Calnev Tax Warranties, a notice of the Calnev Purchaser Indemnified Party's claim is given to Seller not later than the close of business on the applicable Tax Statute of Limitations Date, and
         (iii) in the case of the Calnev Environmental Warranty, a notice of the Calnev Purchaser Indemnified Party's claim is given to Seller not later than the close of business on the day which is eighteen (18) months after the Calnev Closing Date or the New Calnev Closing Date (as applicable);

              (c) any breach of or failure by Seller to perform any covenant, obligation or other agreement of Seller with respect to Calnev or the Calnev Closing or the New Calnev Closing (as applicable) set out in this Agreement or any Related Agreement or any document delivered by Seller at the Calnev Closing or the New Calnev Closing (as applicable) provided, that Seller shall have no liability under this Section 9A.2(c) for any breach or failure occurring on or prior to the Calnev Closing Date or the New Calnev Closing Date (as applicable) unless a notice of the Calnev Purchaser Indemnified Party's claim is given to Seller within the applicable time period set forth in Section 9A.1 hereof;

              (d) incurred by any Calnev Purchaser Indemnified Party pursuant to the letter agreement dated March 18, 1999 regarding the GATX Terminals Limited Pension Scheme; or

              (e) any post-employment welfare benefit payable under a Seller Welfare Benefit Plan with respect to any individual who is an employee or former employee of Calnev on the Calnev Closing Date or the New Calnev Closing Date (as applicable) (or the eligible dependent of such an employee or former employee), excluding (i) severance costs and continuation coverage (within the meaning of (COBRA) with respect to Calnev Continuing Employees and their qualified beneficiaries, and (ii) post-retirement medical and life benefits with respect to Calnev Continuing Union Employees (and their eligible dependents) who are not eligible to commence receipt of an immediate pension benefit on or before the Calnev Closing Date or the New Calnev Closing Date (as applicable).

         9A.3 Indemnification by Purchaser. Solely for the purpose of indemnification in this Section 9A.3, the representations and warranties of Purchaser in this Agreement with respect to the Calnev Closing or the New Calnev Closing (as applicable) shall be deemed to have been made without regard to any materiality or Calnev Material Adverse Effect qualifiers. Subject to Section 9B.7, Purchaser agrees to indemnify Seller, its officers, directors, its Affiliates after the Calnev Closing or the New Calnev Closing (as applicable), successors and assigns (the "Calnev Seller Indemnified Parties") against, and agrees to hold the Calnev Seller Indemnified Parties harmless from, any and all Losses incurred or suffered by any Calnev Seller Indemnified Party arising out of any of the following:

              (a) any breach of or any inaccuracy in any representation or warranty made by Purchaser in Article 3 of this Agreement or any Related Agreement or any document delivered by Purchaser at the Calnev Closing or the New Calnev Closing (as applicable); provided, that Purchaser shall have no liability under this Section 9A.3(a) for any breach of or inaccuracy in any representation or warranty unless, in the case of all representations and warranties with respect to the Calnev Closing or the New Calnev Closing (as applicable), except for Calnev Title and Authorization Warranties and the representation and warranty set forth in Section 3.2, a notice of the Calnev Seller Indemnified Party's claim is given to Purchaser not later than the close of business on the first anniversary of the Calnev Closing Date or the New Calnev Closing Date (as applicable);

              (b) any breach of or failure by Purchaser to perform any covenant, obligation or other agreement of Purchaser set out in this Agreement and relating to the Calnev Closing or the New Calnev Closing (as applicable) or any Related Agreement or any document delivered by Purchaser at the Calnev Closing or the New Calnev Closing (as applicable);

              (c) any occurrence, event, act or omission of the Calnev Closing prior or subsequent to the Calnev Closing or the New Calnev Closing (as applicable), other than an occurrence, event, act or omission which provides the basis for a right of Purchaser to indemnification under
         Section 9A.2;

              (d) the termination of employment of any individual who, on or after the Calnev Closing Date or the New Calnev Closing Date (as applicable), is an employee of a Calnev Company, Purchaser or any Affiliate of Purchaser, any employee matter relating to any such employee, and any welfare benefit (including post-retirement health and life benefits) to be provided with respect to any such employee under the terms of any collective bargaining agreement to which any Calnev Company is a party on or after the Calnev Closing Date or the New Calnev Closing Date (as applicable) (excluding any post-retirement health or life benefit with respect to a Calnev Continuing Union Employee who is eligible to commence receipt of an immediate pension benefit prior to or coincident with the Calnev Closing Date or the New Calnev Closing Date (as applicable);

              (e) the enforcement against Seller or any Calnev Seller Indemnified Party of any of the guarantee or other obligations set forth on Schedule 5.8 and any and all Calnev Losses related to environmental matters incurred by Seller pursuant to contractual indemnification obligations of the Calnev Companies to third parties related to previously divested assets or businesses, including, without limitation, those indemnification obligations set forth on Appendix A to Schedule 9.2(a) attached hereto;

              (f) [Intentionally omitted];

              (g) shut-down benefits under any Seller Pension Plan subsequent to the Calnev Closing or the New Calnev Closing (as applicable) triggered by the termination of an employee of Calnev on or after the Calnev Closing Date or the New Calnev Closing Date (as applicable) and on or before the fifth anniversary of the Calnev Closing Date or the New Calnev Closing Date (as applicable); or

              (h) any contamination of air, soil or ground water by any Calnev Company (or any predecessor of a Calnev Company), or for which any Calnev Company (or any predecessor of any Calnev Company) is or may by law or contract become liable (including, but not limited to, the remediation and other environmental indemnification obligations of any Calnev Company set forth on Appendix A to Schedule 9.2(a) attached hereto), or the violation of any applicable Environmental Law by any Calnev Company (or any predecessor of any Calnev Company), including but not limited to the failure of Purchaser to adequately fund or discharge the remediation obligations of any Calnev Company (or any predecessor of any Calnev Company) pursuant to any statute or regulations or any order or directive issued by an agency under applicable Environmental Laws; provided, however, that the indemnification provided by this paragraph 9A.3(h) shall not apply to any contamination that was required to be disclosed by Seller pursuant to Section 2A.18 but was not so disclosed.

                                   ARTICLE 9B
                     SURVIVAL AND INDEMNIFICATION GENERALLY

         9B.1 Claims. As promptly as is reasonably practicable after becoming aware of a claim for indemnification under this Agreement not involving a claim, or the commencement of any suit, action or proceeding, of the type described in
Section 9B.2, the Indemnified Person shall give notice to the Indemnifying Person of such claim, which notice shall specify the facts alleged to constitute the basis for such claim, the representations, warranties, covenants and obligations alleged to have been breached and the amount that the Indemnified Person seeks hereunder from the Indemnifying Person, together with such information as may be necessary for the Indemnifying Person to determine that the limitations in Section 9B.7 or Section 9B.8 (as applicable) have been satisfied or do not apply.

         9B.2 Notice of Third Party Claims; Assumption of Defense. The Indemnified Person shall give notice as promptly as is reasonably practicable to the Indemnifying Person of the assertion of any claim, or the commencement of any suit, action or proceeding, by any Person not a party hereto in respect of which indemnity may be sought under this Agreement (which notice shall specify in reasonable detail the nature and amount of such claim together with such information as may be necessary for the Indemnifying Person to determine that the limitations in Section 9B.7 or Section 9B.8 (as applicable) have been satisfied or do not apply). The Indemnifying Person may, at its own expense, (a) participate in the defense of any such claim, suit, action or proceeding and (b) upon notice to the Indemnified Person, at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof with counsel of its own choice and in the event of such assumption, shall have the exclusive right, subject to clause (i) of Section 9B.3, to settle or compromise such claim, suit, action or proceeding. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Person. Whether or not the Indemnifying Person chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.

         9B.3 Settlement or Compromise. Any settlement or compromise made or caused to be made by the Indemnified Person (unless the Indemnifying Person has the exclusive right to settle or compromise under clause (b) of Section 9B.2) or the Indemnifying Person, as the case may be, of any such claim, suit, action or proceeding of the kind referred to in Section 9B.2 shall also be binding upon the Indemnifying Person or the Indemnified Person, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise; provided, that (i) no obligation, restriction, Terminals Loss or Calnev Loss shall be imposed on the Indemnified Person as a result of such settlement or compromise without its prior written consent, which consent shall not be unreasonably withheld, and (ii) the Indemnified Person will not compromise or settle any claim, suit, action or proceeding without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

         9B.4 Time Limits. Any right to indemnification or other recovery under
Article 9 or Article 9A shall only apply to Terminals Losses or Calnev Losses with respect to which the Indemnified Person shall have notified the Indemnifying Person within the applicable time period set forth in Section 9.2 or 9.3 or Section 9A.2 or 9A.3, as the case may be. If any claim for indemnification or other recovery is timely asserted, the Indemnified Person shall have the right to bring an action, suit or proceeding with respect to such claim within one year after first giving the Indemnifying Person notice thereof, but may not bring any such action, suit or proceeding thereafter.

         9B.5 Net Losses and Subrogation.

              (a) Notwithstanding anything contained herein to the contrary, the amount of any Losses incurred or suffered by an Indemnified Person shall be calculated after giving effect to (i) any insurance proceeds received by the Indemnified Person (or any of its Affiliates) with respect to such Terminals Losses or Calnev Losses, (ii) any Tax benefit realized by the Indemnified Person (or any of its Affiliates; provided, however, that for this purpose only the term "Affiliate" shall not include upstream Affiliates of Purchaser) arising from the facts or circumstances giving rise to such Terminals Losses or Calnev Losses and
         (iii) any recoveries obtained by the Indemnified Person (or any of its Affiliates) from any other third party. Each Indemnified Person shall exercise commercially reasonable efforts to obtain such proceeds, benefits and recoveries. If any such proceeds, benefits or recoveries are received by an Indemnified Person (or any of its Affiliates) with respect to any Terminals Losses or Calnev Losses after an Indemnified Person has received indemnification from an Indemnifying Person with respect thereto, the Indemnified Person (or such Affiliate) shall pay to the Indemnifying Person the amount of such proceeds, benefits or recoveries (up to the amount of the Indemnifying Person's payment). Purchaser shall be obligated under this Section 9B.5 notwithstanding Section 9.4(a).

              (b) Upon making any payment to an Indemnified Person in respect of any Terminals Losses or Calnev Losses, the Indemnifying Person will, to the extent of such payment, be subrogated to all rights of the Indemnified Person (and its Affiliates) against any third party in respect of the Terminals Losses or Calnev Losses to which such payment relates. Such Indemnified Person (and its Affiliates) and Indemnifying Person will execute upon request all instruments reasonably necessary to evidence or further perfect such subrogation rights.

         9B.6 Purchase Price Adjustments. Any amounts payable under Section 9.2 or Section 9.3 or Section 9A.2 or Section 9A.3 shall be treated by Purchaser and Seller as an adjustment to the Purchase Price except as to amounts previously included as income or expense by Purchaser.

         9B.7 Limitations on Liability of Seller. Notwithstanding any other provision of this Agreement:

              (a) Other than Terminals Title and Authorization Warranties, Calnev Title and Authorization Warranties and the representations and warranties set forth in Sections 2.3, 2.4(a)(i), 2.15, 2.23, 2A.3, 2A.4(a)(i), 2A.15 and 2A.23 to all of which no limitation under this
         Section 9B.7(a) shall apply, the Purchaser Indemnified Parties shall have the right to payment by Seller under Section 9.2(b) or Section 9A.2(b) only if, and only to the extent that, the Purchaser Indemnified Parties shall have incurred

                  (i) as to any particular inaccuracy or breach, indemnifiable
              Losses in excess of $100,000, and

                  (ii) as to all inaccuracies and breaches, indemnifiable Losses
              (other than as excluded in clause (i)) in excess of one percent (1.0%) of the Purchase Price in the aggregate

              (it being understood, for purposes of clarification, that the basket and other thresholds set forth in this sentence shall not apply to Section 9.2(a), Section 9.2(c), Article 10, Section 9A.2(c), Section 9B.7(d) and Article 10A). For purposes of calculating the $100,000 limitation in clause (i) of the previous sentence, all claims arising out of a single or recurring condition, event or circumstance shall be aggregated.

              (b) Except as provided in Section 9.2(a) to which no limitation under this Section 9B.7(b) shall apply, Seller shall have no liability under or in connection with this Agreement or the Related Agreements or the transactions contemplated hereby or thereby (including under Section 9.2(b), Section 9.2(c), Section 9A.2(b), Section 9A.2(c) or otherwise for any breach of or inaccuracy in any representation or warranty or for any breach of any covenant or obligations or for any other reason) in excess of

                  (i) as to all representations and warranties other than the
              Terminals Title and Authorization Warranties, the Calnev Title and Authorization Warranties, the Terminals Environmental Warranty, the Calnev Environmental Warranty and the representations and warranties set forth in Sections 2.3, 2.4(a)(i), 2.15, 2.23, 2A.3, 2A.4(a)(i), 2A.15, and 2A.23, ten percent (10%) of the Purchase Price in the aggregate,

                  (ii) as to the Terminals Environmental Warranty and the Calnev
              Environmental Warranty, thirteen and one third percent (13.3%) of the Purchase Price in the aggregate, and

                  (iii) as to the Terminals Title and Authorization Warranties,
              the Calnev Title and Authorization Warranties, the covenants and obligations (including Section 4.15, Section 9B.7(d), Article 10 and Article 10A), and the representations and warranties set forth in Sections 2.3, 2.4(a)(i), 2.15, 2.23, 2A.3, 2A.4(a)(i), 2A.15
              and 2A.23, the Purchase Price in the aggregate;

              provided, that in no event shall Seller's aggregate liability for any and all matters referred to in clauses (i) and (ii) exceed thirteen and one third percent (13.3%) of the Purchase Price in the aggregate and in no event shall Seller's aggregate liability for any and all matters referred to in clauses (i), (ii) and (iii) exceed the Purchase Price in the aggregate. Any indemnification for Losses pursuant to Section 9.2(a) shall in no way apply to, limit or be limited by Purchaser Indemnified Parties' right to indemnification under Article 9, Article 9A or Article 9B.

              (c) The sole and exclusive liability and responsibility of Seller to the Purchaser Indemnified Parties under or in connection with this Agreement or the Related Agreements or the transactions contemplated hereby or thereby (including for any breach of or inaccuracy in any representation or warranty or for any breach of any covenant or obligation or for any other reason), and the sole and exclusive remedy of the Purchaser Indemnified Parties with respect to any of the foregoing, shall be as set forth in Article 9, Article 9A, Article 9B,
         Article 10 and Article 10A. To the extent that the Purchaser Indemnified Parties have any Losses for which they may assert any other right to indemnification, contribution or recovery from Seller (whether under this Agreement or under any common law or any statute, including any Environmental Law, or otherwise), Purchaser hereby waives, releases and agrees not to assert such right, and Purchaser agrees to cause each of the Purchaser Indemnified Parties to waive, release and agree not to assert such right.

              (d) Except for matters for which the Purchaser Indemnified Parties are entitled to indemnification pursuant to Article 9, Article 9A or
         Article 9B, in no event shall Seller have any liability for any health, dental, life, disability or accidental death or dismemberment claim which is incurred on or after the Terminals Closing Date, the Calnev Closing Date or the New Calnev Closing Date (as applicable) by any Terminals

         Continuing Employees or Calnev Continuing Employee (as applicable) (or their eligible dependents) or any Losses relating thereto. For purposes of this paragraph (d), a claim (other than a workers' compensation claim) shall be considered incurred (i) in the case of a health or dental claim, on the date on which the services giving rise to the claim are rendered, (ii) in the case of a life insurance, death or dismemberment claim, on the date of the death or injury giving rise to the claim, (iii) in the case of a short-term disability claim, on the date for which the short-term disability payment is made, and (iii) in the case of a long-term disability ("LTD") claim, on the first day of the period for which LTD benefits are payable. Notwithstanding the foregoing provisions of this paragraph (d), Seller shall retain the liability for workers' compensation claims (including claims for related health and dental services) with respect to Terminals Continuing Employees and Calnev Continuing Employees, which claims arise out of workers, compensation accidents occurring prior to the Terminals Closing Date, the Calnev Closing Date or the New Calnev Closing Date (as applicable).

              (e) Except for matters for which the Purchaser Indemnified Parties are entitled to indemnification pursuant to Article 9, Article 9A or
         Article 9B, in no event shall Seller have any liability for any claims (or for any Losses relating thereto) which are first made after the Terminals Closing, the Calnev Closing or the New Calnev Closing (as applicable) or claims (or for any Losses relating thereto) which are first made after the Terminals Closing, the Calnev Closing or the New Calnev Closing (as applicable) and which arise out of or in connection with any services provided at any time by the Terminals Companies or Calnev (as applicable)

         9B.8 Limitations on Liability of Purchaser. Notwithstanding any other provision of this Agreement:

              (a) Other than the Terminals Title and Authorization Warranties, the Calnev Title and Authorization Warranties and the representation and warranty set forth in Section 3.2 to all of which no limitation under this Section 9B.8(a) shall apply, the Seller Indemnified Parties shall have the right to payment by Purchaser under Section 9.3(a) and
         Section 9A.3(a) only if, and only to the extent that, the Seller Indemnified Parties shall have incurred

                  (i) as to any particular inaccuracy or breach, indemnifiable
              Losses in excess of $100,000, and

                  (ii) as to all inaccuracies and breaches, indemnifiable Losses
              (other than as excluded in clause (i)) in excess of one percent (1.0%) of the Purchase Price in the aggregate.

              For purposes of calculating the $100,000 limitation in clause (i) of the previous sentence, all claims arising out of a single or recurring condition, event or circumstance shall be aggregated.

              (b) Purchaser shall have no liability under or in connection with this Agreement or the Related Agreements or the transactions contemplated hereby or thereby (including under Section 9.3, Section 9A.3 or otherwise for any breach of or inaccuracy in any representation or warranty or for any breach of any covenant or obligations or for any other reason) in excess of

                  (i) as to all representations and warranties other than
              Terminals Title and Authorization Warranties, the Calnev Title and Authorization Warranties and the representation and warranty set forth in Section 3.2, ten percent (10%) of the Purchase Price in the aggregate, and

                  (ii) as to the Terminals Title and Authorization Warranties,
              the Calnev Title and Authorization Warranties, covenants and obligations, and the representation and warranty set forth in
              Section 3.2, the Purchase Price in the aggregate;

              provided, that in no event shall Purchaser's aggregate liability for any and all matters referred to in clauses (i) and (ii) exceed the Purchase Price in the aggregate.


                                   ARTICLE 10
               TAX MATTERS WITH RESPECT TO THE TERMINALS COMPANIES

         10.1 Liability for Taxes.

              (a) Seller shall be liable for, and shall indemnify and hold Purchaser, the Terminals Companies and their respective Affiliates harmless from any Taxes, together with any costs, expenses, losses or damages, including reasonable expenses of investigation and attorneys' and accountants' fees and expenses, arising out of or incident to the determination, assessment or collection of such Taxes ("Terminals Tax Losses"), (i) imposed on or incurred by any of the Terminals Companies by reason of the several liability of the Terminals Companies pursuant to Treasury Regulations Section 1.1502-6 or any analogous state, local or foreign law or regulation which is attributable to having been a member of any consolidated, combined or unitary group on or prior to the Terminals Closing Date, (ii) resulting from the Terminals Companies ceasing to be a member of the affiliated group (within the meaning of Code Section 1504(a)) that includes Seller, (iii) imposed on or incurred by the Terminals Companies with respect to any period (or portion thereof) prior to and including the Terminals Closing Date (the "Terminals Pre-Closing Date Period"), (iv) attributable to any discharge of indebtedness that may result from any capital contributions by Seller (or an Affiliate of Seller) to any of the Terminals Companies of any intercompany indebtedness owed by any of the Terminals Companies to Seller (or an Affiliate of Seller), (v) resulting from the actions taken under Section 4.12 of this Agreement, or (vi) relating to all income Taxes arising as a result of the sale of the Terminals Stock and the Terminals Sale; provided, however, that Seller shall not be liable or offer an indemnification for any amount of current liability accrual for Taxes to the extent reflected on the Terminals Closing Balance Sheet with respect to the Terminals Companies.

              (b) Purchaser shall be liable for, and shall indemnify and hold Seller and its Affiliates harmless from any Terminals Tax Losses (i) imposed on or incurred by the Terminals Companies with respect to the period after the Terminals Closing Date or (ii) with respect to state and local Transaction Taxes incurred by Seller in connection with converting any of the Terminals Companies into limited liability companies pursuant to Section 4.8 hereof (provided, however, that the indemnification by Purchaser pursuant to this clause (ii) shall be limited to those Taxes in excess of the Transaction Taxes which would have arisen had the Terminals Companies been sold as corporations and an election under Section 338(h)(10) of the Code had been made).

              (c) Whenever it is necessary for purposes of this Article 10 to determine the portion of any Taxes imposed on or incurred by the Terminals Companies for a taxable period beginning before and ending after the Terminals Closing Date which is allocable to the Terminals Pre-Closing Date Period, the determination shall be made, in the case of property or ad valorem taxes or franchise taxes (which are measured by, or based solely upon capital, debt or a combination of capital and debt), on a per diem basis and, in the case of other Taxes, by assuming that the Terminals Pre-Closing Date Period constitutes a separate taxable period of the Terminals Companies and by taking into account the actual taxable events occurring during such period (except that exemptions, allowances and deductions for a taxable period beginning before and ending after the Terminals Closing Date that are calculated on an annual or periodic basis, such as the deduction for depreciation, shall be apportioned to the Terminals Pre-Closing Date Period ratably on a per diem basis). Notwithstanding anything to the contrary herein, any franchise Tax paid or payable with respect to any of the Terminals Companies shall be allocated to the taxable period during which the income, operations, assets or capital comprising the base of such Tax is measured, regardless of whether the right to do business for another taxable period is obtained by the payment of such franchise Tax.

              (d) Purchaser agrees to pay to Seller any refund received after the Terminals Closing Date by Purchaser or its Affiliates, including the Terminals Companies, in respect of any Taxes for which Seller is liable under clause (a) of this Section 10.1. Seller agrees to pay to Purchaser any refund received by Seller or its Affiliates in respect of any Taxes for which Purchaser is liable under clause (b) of this
         Section 10.1. The parties shall cooperate, each at its own expense, in order to take all reasonably necessary steps to claim any such refund. Any such refund received by a party or its Affiliate for the account of the other party shall be paid to such other party within 90 days after such refund is received.

              (e) Purchaser and Seller agree not to make or cause any election (including an election to ratably allocate items under Treasury Regulations Section 1.1502-76(b)(2)(ii)) to allocate tax items in a manner inconsistent with Section 10.1(c) hereof.

         10.2 Tax Returns.

              (a) Seller shall cause to be included in the consolidated federal income Tax Returns (and the state income Tax Returns of any state that permits consolidated, combined or unitary income Tax Returns, if any) of the Parent Group (as defined herein) for all periods ending on or before the Terminals Closing Date and for periods which include the Terminals Closing Date, all items of income, gain, loss, deduction and credit ("Terminals Tax Items") of the Terminals Companies which are required to be included therein, shall cause such Tax Returns to be timely filed with the appropriate Government Authorities, and shall be responsible for the timely payment of all Taxes due with respect to the periods covered by such Tax Returns. For purposes of this Agreement, "Parent Group" (i) means the affiliated group of corporations within the meaning of
         Section 1504 of the Code which files a consolidated federal income Tax Return and as to which Seller is a member, and (ii) in the case of any combined or unitary Tax Return, the group of corporations filing such Tax Return that includes any of the Terminals Companies or Calnev (as applicable).

              (b) With respect to any Tax Return covering a taxable period ending on or before the Terminals Closing Date that is required to be filed after the Terminals Closing Date with respect to any of the Terminals Companies that is not described in paragraph (a) above, Seller shall cause such Tax Return to be prepared, shall cause to be included in such Tax Return all Terminals Tax Items required to be included therein, shall cause such Tax Return to be filed timely with the appropriate Government Authority, and shall be responsible for the timely payment of all Taxes due with respect to the period covered by such Tax Return.

              (c) With respect to any Tax Return covering a taxable period beginning on or before the Terminals Closing Date and ending after the Terminals Closing Date that is required to be filed after the Terminals Closing Date with respect to any of the Terminals Companies, Purchaser shall cause such Tax Return to be prepared, shall cause to be included in such Tax Return all Terminals Tax Items required to be included therein, shall furnish a copy of such Tax Return to Seller, shall file timely such Tax Return with the appropriate Government Authority, and shall be responsible for the timely payment of all Taxes due with respect to the period covered by such Tax Return. Purchaser shall determine, in accordance with the provisions of Section 10.1(c) of the Agreement, the amount of Tax due with respect to the Terminals Pre-Closing Date Period (the "Seller's Terminals Tax") and shall notify Seller of its determination of the Seller's Terminals Tax. Seller shall pay to Purchaser an amount equal to the Seller's Terminals Tax not later than five days after the filing of such Tax Return. Any refund attributable to Tax Returns filed pursuant to this Section 10.2(c) shall be apportioned between Purchaser and Seller in a manner consistent with the calculation of the Seller's Terminals Tax.

              (d) Purchaser shall, with respect to any Tax Return which Purchaser is responsible under Section 10.2(c) for preparing and filing, make such Tax workpapers available for review by Seller if the Tax Return is with respect to Taxes for which Seller may be liable (in whole or in part) hereunder or under applicable law. Purchaser shall make such workpapers available for review no later than twenty (20) days before the due date for filing such Tax Returns to provide Seller with a meaningful opportunity to analyze and comment on such Tax Returns and have such Tax Returns modified before filing, accepting the position of Purchaser unless such position is contrary to the provisions of Section 10.2(e) hereof. If, within ten (10) days of such delivery, Seller shall deliver to Purchaser a written statement describing Seller's objections to such Tax Return and all grounds therefor, and the parties are unable to resolve such objections within the ten (10) day period prior to filing such Tax Return, such Tax Return shall be filed as prepared by Purchaser, and any remaining disputes shall be resolved by the

         Terminals Arbitrating Accounting Firm as provided in Section 10.2(f). Seller will join in the execution of such Tax Return and other documentation if required to do so by applicable Law.

              (e) Any Tax Return which includes or is based on the operations, ownership, assets or activities of the Terminals Companies for any taxable period beginning before and ending after the Terminals Closing Date, and any Tax Return in respect of any Taxes for which Seller may be liable (in whole or in part) hereunder shall be prepared in accordance with past Tax accounting practices used with respect to the Tax Returns in question (unless such past practices are no longer permissible under the applicable law), and to the extent any items are not covered by past practices (or in the event such past practices are no longer permissible under the applicable tax law), in accordance with reasonable tax accounting practices selected by the filing party with respect to such Tax Return under this Agreement with the consent (not to be unreasonably withheld or delayed) of the non-filing party.

              (f) The Terminals Arbitrating Accounting Firm shall be instructed to resolve any disputes referred to it pursuant to Section 10.2(d) within five (5) days after such referral. The resolution of disputes by the Terminals Arbitrating Accounting Firm shall be set forth in writing and shall be conclusive and binding upon all parties and the parties shall join in the execution and cooperate in the filing of any amended Tax Return as shall be necessary to implement such resolution. The fees and expenses of the Terminals Arbitrating Accounting Firm shall be apportioned by the Terminals Arbitrating Accounting Firm based on the degree to which each party's claims were unsuccessful and shall be paid by the parties in accordance with such determination. For example, if pursuant to this Section 10.2(f) Seller submitted an objection affecting the amount of Tax due in the amount of $100,000 and prevailed as to $45,000 of the amount, then Seller would bear 55% of the fees and expenses of the Terminals Arbitrating Accounting Firm.

              (g) Unless required by law, Purchaser shall not file an amended Tax Return for any period ending on or prior to the Terminals Closing Date without the consent of Seller.

              (h) Subject to Section 10.1(b)(ii), all Transaction Taxes related to the Terminals Companies, whether levied on Purchaser or Seller or their respective Affiliates, shall be borne 50% by Seller and 50% by Purchaser, and Seller shall file all necessary documentation with respect to, and make all payments of, such Transaction Taxes and fees on a timely basis.

         10.3 Cooperation on Tax Matters.

              (a) Purchaser and the Terminals Companies and Seller shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this
         Article 10 and any audit, litigation or other proceeding with respect to Taxes although the party responsible for filing the Tax Return pursuant to this Agreement shall control any such audit, litigation or other proceeding, provided that the controlling party may not, without the consent of the other party, agree to any settlement which would result in an increase in the amount of Taxes for which any other party is or may be liable. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Purchaser and Seller agree (i) to retain all books and records with respect to Tax matters pertinent to the Terminals Companies relating to any Taxable Period beginning before the Terminals Closing Date until the expiration of the applicable statute of limitations (and, to the extent notified by Purchaser or Seller, any extensions thereof) of the respective Taxable Periods, and to abide by all record retention agreements entered into with any taxing authority and (ii) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, the Terminals Companies, as the case may be, shall allow the other party to take possession of such books and records.

              (b) Purchaser and Seller further agree, upon reasonable request by the other party, to use all reasonable commercial efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

         10.4 Carrybacks and Refunds. Any required amended Tax Return relating to a Terminals Pre-Closing Date Period and any refund claims relating to a Terminals Pre-Closing Date Period shall be prepared by Seller. Neither Purchaser nor any of its Affiliates shall file any Tax Return or any other document which attempts to carry back to any Terminals Pre-Closing Date Period any item of income, loss, deduction or credit (including, without limitation, any net operating loss) incurred, created or sustained during any Tax period which ends after the Terminals Closing Date.

         10.5 Survival. Anything to the contrary in this Agreement notwithstanding, the representations, warranties, covenants, agreements, rights and obligations of the parties hereto with respect to any Tax matter related to the Terminals Companies shall survive the Terminals Closing and shall not terminate until the applicable Tax Statute of Limitations Date.

         10.6 Conflict. In the event of a conflict between the provisions of this Article 10 and any other provisions of this Agreement, the provisions of this Article 10 shall control.

         10.7 Transfer Taxes. Each of the Purchaser and Seller shall cooperate with each other in the preparation and filing of all necessary documentation related to Transaction Taxes in the State of Washington resulting from the Terminals Sale within 30 days of the Terminals Closing. Any such Transaction Taxes shall be shared in the manner set forth in Section 10.2(h).


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                                  ARTICLE 10A
                TAX MATTERS WITH RESPECT TO THE CALNEV COMPANIES

         10A.1 Liability for Taxes.

               (a) Seller shall be liable for, and shall indemnify and hold Purchaser, the Calnev Companies and their respective Affiliates harmless from any Taxes, together with any costs, expenses, losses or damages, including reasonable expenses of investigation and attorneys' and accountants' fees and expenses, arising out of or incident to the determination, assessment or collection of such Taxes ("Calnev Tax Losses"), (i) imposed on or incurred by any of the Calnev Companies by reason of the several liability of the Calnev Companies pursuant to Treasury Regulations Section 1.1502-6 or any analogous state, local or foreign law or regulation which is attributable to having been a member of any consolidated, combined or unitary group on or prior to the Calnev Closing Date, (ii) resulting from any of the Calnev Companies ceasing to be a member of the affiliated group (within the meaning of Code Section 1504(a)) that includes Seller, (iii) imposed on or incurred by any of the Calnev Companies with respect to any period (or portion thereof) prior to and including the Calnev Closing Date (the "Calnev Pre-Closing Date Period"), (iv) attributable to any discharge of indebtedness that may result from any capital contributions by Seller (or an Affiliate of Seller) to any of the Calnev Companies of any intercompany indebtedness owed by any of the Calnev Companies to Seller (or an Affiliate of Seller) or (v) relating to all income Taxes arising as a result of the sale of the GPL Stock and the Calnev Sale; provided, however, that Seller shall not be liable or offer an indemnification for any amount of current liability accrual for Taxes to the extent reflected on the Calnev Closing Balance Sheet with respect to the Calnev Companies.

               (b) Purchaser shall be liable for, and shall indemnify and hold Seller and its Affiliates harmless from any Calnev Tax Losses (i) imposed on or incurred by any of the Calnev Companies with respect to the period after the Calnev Closing Date or (ii) with respect to state and local Transaction Taxes incurred by Seller in connection with converting any of the Calnev Companies into limited liability companies pursuant to Section 4A.5 hereof (provided, however, that the indemnification by Purchaser pursuant to this clause (ii) shall be limited to those Taxes in excess of the Transaction Taxes which would have arisen had the Calnev Companies been sold as corporations and an election under Section 338(h)(10) of the Code had been made).

               (c) Whenever it is necessary for purposes of this Article 10A to determine the portion of any Taxes imposed on or incurred by any of the Calnev Companies for a taxable period beginning before and ending after the Calnev Closing Date which is allocable to the Calnev Pre-Closing Date Period, the determination shall be made, in the case of property or ad valorem taxes or franchise taxes (which are measured by, or based solely upon capital, debt or a combination of capital and debt), on a per diem basis and, in the case of other Taxes, by assuming that the Calnev Pre-Closing Date Period constitutes a separate taxable period of the Calnev Companies and by taking into account the actual taxable events occurring during such period (except that exemptions, allowances and deductions for a taxable period beginning before and ending after the Calnev Closing

         Date that are calculated on an annual or periodic basis, such as the deduction for depreciation, shall be apportioned to the Calnev Pre-Closing Date Period ratably on a per diem basis). Notwithstanding anything to the contrary herein, any franchise Tax paid or payable with respect to any of the Calnev Companies shall be allocated to the taxable period during which the income, operations, assets or capital comprising the base of such Tax is measured, regardless of whether the right to do business for another taxable period is obtained by the payment of such franchise Tax.

               (d) Purchaser agrees to pay to Seller any refund received after the Calnev Closing Date by Purchaser or its Affiliates, including any Calnev Company, in respect of any Taxes for which Seller is liable under clause (a) of this Section 10A.1. Seller agrees to pay to Purchaser any refund received by Seller or its Affiliates in respect of any Taxes for which Purchaser is liable under clause (b) of this
         Section 10A.1. The parties shall cooperate, each at its own expense, in order to take all reasonably necessary steps to claim any such refund. Any such refund received by a party or its Affiliate for the account of the other party shall be paid to such other party within 90 days after such refund is received.

               (e) Purchaser and Seller agree not to make or cause any election (including an election to ratably allocate items under Treasury Regulations Section 1.1502-76(b)(2)(ii)) to allocate tax items in a manner inconsistent with Section 10A.1(c) hereof.

         10A.2 Tax Returns.

               (a) Seller shall cause to be included in the consolidated federal income Tax Returns (and the state income Tax Returns of any state that permits consolidated, combined or unitary income Tax Returns, if any) of the Parent Group for all periods ending on or before the Calnev Closing Date and for periods which include the Calnev Closing Date, all items of income, gain, loss, deduction and credit ("Calnev Tax Items") of the Calnev Companies which are required to be included therein, shall cause such Tax Returns to be timely filed with the appropriate Government Authorities, and shall be responsible for the timely payment of all Taxes due with respect to the periods covered by such Tax Returns.

               (b) With respect to any Tax Return covering a taxable period ending on or before the Calnev Closing Date that is required to be filed after the Calnev Closing Date with respect to each of the Calnev Companies that is not described in paragraph (a) above, Seller shall cause such Tax Return to be prepared, shall cause to be included in such Tax Return all Calnev Tax Items required to be included therein, shall cause such Tax Return to be filed timely with the appropriate Government Authority, and shall be responsible for the timely payment of all Taxes due with respect to the period covered by such Tax Return.

               (c) With respect to any Tax Return covering a taxable period beginning on or before the Calnev Closing Date and ending after the Calnev Closing Date that is required to be filed after the Calnev Closing Date with respect to Calnev, Purchaser shall cause such Tax Return to be prepared, shall cause to be included in such Tax Return all Calnev

         Tax Items required to be included therein, shall furnish a copy of such Tax Return to Seller, shall file timely such Tax Return with the appropriate Government Authority, and shall be responsible for the timely payment of all Taxes due with respect to the period covered by such Tax Return. Purchaser shall determine, in accordance with the provisions of Section 10A.1(b) of the Agreement, the amount of Tax due with respect to the Calnev Pre-Closing Date Period (the "Seller's Calnev Tax") and shall notify Seller of its determination of the Seller's Calnev Tax. Seller shall pay to Purchaser an amount equal to the Seller's Calnev Tax not later than five days after the filing of such Tax Return. Any refund attributable to Tax Returns filed pursuant to this Section 10A.2(c) shall be apportioned between Purchaser and Seller in a manner consistent with the calculation of the Seller's Calnev Tax.

               (d) Purchaser shall, with respect to any Tax Return which Purchaser is responsible under Section 10A.2(c) for preparing and filing, make such Tax workpapers available for review by Seller if the Tax Return is with respect to Taxes for which Seller may be liable (in whole or in part) hereunder or under applicable law. Purchaser shall make such workpapers available for review no later than twenty (20) days before the due date for filing such Tax Returns to provide Seller with a meaningful opportunity to analyze and comment on such Tax Returns and have such Tax Returns modified before filing, accepting the position of Purchaser unless such position is contrary to the provisions of Section 10A.2(e) hereof. If, within ten (10) days of such delivery, Seller shall deliver to Purchaser a written statement describing Seller's objections to such Tax Return and all grounds therefor, and the parties are unable to resolve such objections within the ten (10) day period prior to filing such Tax Return, such Tax Return shall be filed as prepared by Purchaser, and any remaining disputes shall be resolved by the Calnev Arbitrating Accounting Firm as provided in Section 10A.2(f). Seller will join in the execution of such Tax Return and other documentation if required to do so by applicable Law.

               (e) Any Tax Return which includes or is based on the operations, ownership, assets or activities of the Calnev Companies for any taxable period beginning before and ending after the Calnev Closing Date, and any Tax Return in respect of any Taxes for which Seller may be liable (in whole or in part) hereunder shall be prepared in accordance with past Tax accounting practices used with respect to the Tax Returns in question (unless such past practices are no longer permissible under the applicable law), and to the extent any items are not covered by past practices (or in the event such past practices are no longer permissible under the applicable tax law), in accordance with reasonable tax accounting practices selected by the filing party with respect to such Tax Return under this Agreement with the consent (not to be unreasonably withheld or delayed) of the non-filing party.

               (f) The Calnev Arbitrating Accounting Firm shall be instructed to resolve any disputes referred to it pursuant to Section 10A.2(d) within five (5) days after such referral. The resolution of disputes by the Calnev Arbitrating Accounting Firm shall be set forth in writing and shall be conclusive and binding upon all parties and the parties shall join in the execution and cooperate in the filing of any amended Tax Return as shall be necessary to implement such resolution. The fees and expenses of the Calnev

         Arbitrating Accounting Firm shall be apportioned by the Calnev Arbitrating Accounting Firm based on the degree to which each party's claims were unsuccessful and shall be paid by the parties in accordance with such determination. For example, if pursuant to this Section 10A.2(f) Seller submitted an objection affecting the amount of Tax due in the amount of $100,000 and prevailed as to $45,000 of the amount, then Seller would bear 55% of the fees and expenses of the Calnev Arbitrating Accounting Firm.

              (g) Unless required by law, Purchaser shall not file an amended Tax Return for any period ending on or prior to the Calnev Closing Date without the consent of Seller.

              (h) Subject to Section 10A.1(b)(ii), all Transaction Taxes related to the Calnev Companies, whether levied on Purchaser or Seller or their respective Affiliates, shall be borne 50% by Seller and 50% by Purchaser, and Seller shall file all necessary documentation with respect to, and make all payments of, such Transaction Taxes and fees on a timely basis.

         10A.3 Cooperation on Tax Matters.

               (a) Purchaser and the Calnev Companies and Seller shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Article 10A and any audit, litigation or other proceeding with respect to Taxes although the party responsible for filing the Tax Return pursuant to this Agreement shall control any such audit, litigation or other proceeding, provided that the controlling party may not, without the consent of the other party, agree to any settlement which would result in an increase in the amount of Taxes for which any other party is or may be liable. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Purchaser and Seller agree (i) to retain all books and records with respect to Tax matters pertinent to the Calnev Companies relating to any Taxable Period beginning before the Calnev Closing Date until the expiration of the applicable statute of limitations (and, to the extent notified by Purchaser or Seller, any extensions thereof) of the respective Taxable Periods, and to abide by all record retention agreements entered into with any taxing authority and (ii) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, the Calnev Companies, as the case may be, shall allow the other party to take possession of such books and records.

               (b) Purchaser and Seller further agree, upon reasonable request by the other party, to use all reasonable commercial efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

         10A.4 Carrybacks and Refunds. Any required amended Tax Return relating to a Calnev Pre-Closing Date Period and any refund claims relating to a Calnev Pre-Closing Date Period shall be prepared by Seller. Neither Purchaser nor any of its Affiliates shall file any Tax Return or any other document which attempts to carry back to any Calnev Pre-Closing Date Period any item of income, loss, deduction or credit (including, without limitation, any net operating loss) incurred, created or sustained during any Tax period which ends after the Calnev Closing Date.

         10A.5 Survival. Anything to the contrary in this Agreement notwithstanding, the representations, warranties, covenants, agreements, rights and obligations of the parties hereto with respect to any Tax matter related to the Calnev Companies shall survive the Calnev Closing and shall not terminate until the applicable Tax Statute of Limitations Date.

         10A.6 Conflict. In the event of a conflict between the provisions of this Article 10A and any other provisions of this Agreement, the provisions of this Article 10A shall control.

                                   ARTICLE 11
                                  MISCELLANEOUS

         11.1 Expenses. Each party hereto shall bear its own expenses with respect to this transaction. Purchaser shall pay any HSR Act or similar filing or reporting fee.

         11.2 Amendment. This Agreement may be amended, modified or supplemented only in writing signed by each of the parties hereto.

         11.3 Notices. Any written notice to be given hereunder shall be deemed given: (a) when received if given in person or by courier; (b) on the date of transmission if sent by telex, telecopy or other wire transmission (receipt confirmed); (c) three (3) days after being deposited in the U.S. mail, certified or registered mail, postage prepaid; and (d) if sent by a nationally recognized overnight delivery service, the day following the date given to such overnight delivery service (specified for overnight delivery). All notices shall be addressed as follows:

         If to Seller, addressed as follows:

              GATX Rail Corporation
              500 West Monroe Street
              Chicago, Illinois 60661
              Attention: Ronald J. Ciancio, Esq.
              Telephone:  (312) 621-6591
              Facsimile:    (312) 621-6637

              with a copy to:

              Mayer, Brown & Platt
              190 South LaSalle Street
              Chicago, Illinois  60603
              Attention: James J. Junewicz, Esq.
              Telephone:  (312) 782-0600
              Facsimile:    (312) 701-7711

         If to Purchaser, addressed as follows:

              Kinder Morgan Energy Partners, L.P.
              One Allen Center, Suite 1000
              500 Dallas Street
              Houston, Texas 77002
              Attention:  Joseph Listengart, Esq.
              Telecopy:  (713) 369-9499

              with a copy to:

              Bracewell & Patterson, L.L.P.
              South Tower Pennzoil Place
              711 Louisiana, Suite 2900
              Houston, Texas  77002
              Attention: Rick L. Wittenbraker, Esq.
              Telecopy: (713) 221-2133

         11.4 Waivers. The failure of a party to require performance of any provision hereof shall not affect its right at a later time to enforce the same. No waiver by a party of any term, covenant, representation or warranty contained herein shall be effective unless in writing. No such waiver in any one instance shall be deemed a further or continuing waiver of any such term, covenant, representation or warranty in any other instance.

         11.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11.6 Headings. The headings preceding the text of Articles and Sections of this Agreement and the Schedules and Exhibits thereto are for convenience only and shall not be deemed part of this Agreement.

         11.7 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws, and not the laws of conflicts, of the state of New York.

         11.8 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, that no assignment of either party's rights or obligations may be made without the written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, further, that Purchaser, Rail or Holdings may assign all of its rights, privileges and obligations hereunder to any Affiliate of Purchaser, Rail or Holdings (as applicable) without such consent. No assignment under this Section 11.8 shall relieve Purchaser, Rail or Holdings (as applicable) of any of its obligations under this Agreement.

         11.9 No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and those Persons (or categories of Persons) specifically described herein, and, except as aforesaid, no provision of this Agreement shall be deemed to confer any remedy, claim or right upon any third party.

         11.10 Forum; Waiver of Jury Trial. Each party agrees that any suit, action or proceeding brought by such party against the other in connection with or arising from this Agreement ("Judicial Action") shall be brought solely in the Circuit Court of Cook County or the United States District Court for the Northern District of Illinois, and each party consents to the jurisdiction and venue of each such court. EACH PARTY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY JUDICIAL ACTION.

         11.11 Schedules. Each of Purchaser and Seller acknowledges and agrees that (a) with respect to the representations and warranties contained in Article 2 hereof, the Schedules attached hereto shall be deemed not to include any information or disclosures with respect to the Calnev Companies and (b) with respect to the representations and warranties contained in Article 2A hereof, the Schedules attached hereto shall be deemed not to include any information or disclosures with respect to the Terminals Companies. Purchaser agrees that any disclosure by Seller in any Schedule attached hereto shall (a) constitute a disclosure under each other Schedule referred to herein for all purposes of this Agreement, whether or not such disclosure is specifically referenced within such other Schedule, and (b) not establish any threshold of materiality. Seller may, from time to time prior to or at the Terminals Closing, Calnev Closing or the New Calnev Closing (as applicable), by notice in accordance with the terms of this Agreement, supplement or amend any Schedule to disclose any matter hereafter arising which, if existing, occurring or known at the date hereof would have been required to be so disclosed. No such supplemental or amended Schedule shall be deemed to cure any breach of any representation or warranty for purposes of Section 6.1 or Section 6A.1 (as applicable). If, however, the Terminals Closing or Calnev Closing (as applicable) occurs, any such supplement and amendment will be effective to cure and correct for all other purposes any breach of any representation, warranty, covenant or obligation which would have existed if Seller had not made such supplement or amendment, and all references to any Schedule hereto which is supplemented or amended as provided in this
Section 11.11 shall for all purposes at and after the Terminals Closing, Calnev Closing or the New Calnev Closing (as applicable) be deemed to be a reference to such Schedule as so supplemented or amended.

         11.12 Incorporation. The respective Schedules, Exhibits and Appendices attached hereto and referred to herein are incorporated into and form a part of this Agreement.

         11.13 Complete Agreement. This Agreement and the Related Agreements (if and when executed) constitute the complete agreement of the parties with respect to the subject matter hereof and supersedes all prior discussions, negotiations and understandings.

         11.14 Disclaimer. Seller disclaims any representations or warranties except as specifically set forth in this Agreement. In particular, Seller disclaims any representation or warranty, and Purchaser agrees that Seller shall have no liability, with respect to any information concerning the Terminals Companies or the Calnev Companies not expressly represented and warranted to in this Agreement, including, without limitation, (a) the information set forth in the Confidential Information Memorandum distributed by Salomon Smith Barney Inc. with respect to the Terminals Companies or the Calnev Companies, (b) any information regarding the

Terminals Companies or the Calnev Companies provided at any management presentation related to the transactions contemplated by this Agreement, (c) any information communicated by Salomon Smith Barney or made available through the data room process or (d) any financial projection or forecast relating to any of the Terminals Companies or the Calnev Companies. With respect to any such projection or forecast delivered by or on behalf of Seller to Purchaser, Purchaser acknowledges that (x) there are significant uncertainties inherent in such projections and forecasts and (y) Purchaser is familiar with such uncertainties and takes full responsibility for making its own evaluation of the adequacy and accuracy of all such projections and forecasts; provided, that Seller in no way limits the representations, warranties, covenants or other agreements made by Seller hereunder. Purchaser shall have no claim against Seller (or any of its officers, directors or employees), and Seller shall have no liability to Purchaser, with respect to any such disclaimed information, including, without limitation, the Confidential Information Memorandum or any financial projection or forecast relating to any of the Terminals Companies or any of the Calnev Companies.

         11.15 Knowledge Defined. For purposes of this Agreement, (a) the term "knowledge of Seller" or variations thereof shall be limited to the actual knowledge of the executive officers and directors of Seller set forth on
Schedule 11.15(a), and (b) the term "knowledge of Purchaser" or variations thereof shall be limited to the actual knowledge of the executive officers and directors of Purchaser set forth on Schedule 11.15(b).

         11.16 Public Announcements. Seller and Purchaser each agree that they and their Affiliates will not issue any press release or otherwise make any public statement or respond to any media inquiry with respect to this Agreement or the transactions contemplated hereby without the prior approval of the other party, which shall not be unreasonably withheld, except as may be required by Law or by any stock exchanges having jurisdiction over Seller, Purchaser or their Affiliates.

         11.17 Defined Terms. Certain capitalized terms used herein shall have the meanings ascribed to such terms in Appendix I.

         11.18 Currency. All references to "dollars" or "$" in this Agreement shall mean United States Dollars.

         11.19 References. Seller and Purchaser each agree that all references in this Agreement to the stock, certificate of incorporation, bylaws or other property or attribute related to the corporate form of each of the Terminals Companies or the Calnev Companies (as applicable) shall be deemed to refer to the analogous limited liability company property or attribute upon the conversion of the Terminals Companies or the Calnev Companies (as applicable) into limited liability companies pursuant to the terms of this Agreement.

         11.20 Employer Identification Numbers. The parties agree that from the Terminals Closing, the Calnev Closing or the New Calnev Closing (as applicable) until December 31, 2001, Rail and its Affiliates shall be permitted to continue to use the federal employer identification numbers for each of the Terminals Companies and the Calnev Companies that has such a number (collectively, the "EINs"). In consideration for the foregoing, Rail shall (or shall cause an Affiliate to) reimburse Purchaser for the difference between the federal unemployment tax paid by Purchaser and its Affiliates with respect to the EINs for the 2001 tax year and the federal unemployment tax that Purchaser and its Affiliates would have paid with respect to the EINs for the 2001 tax year if Rail and/or its Affiliates had not used the EINs subsequent to the Terminals Closing, the Calnev Closing or the New Calnev Closing (as applicable) (it being understood that the obligation of reimbursement pursuant to this sentence is in no way subject to or limited by the provisions of Section 9B.7).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on February 28, 2001.

                                GATX RAIL CORPORATION


                                By: /s/ BRIAN A. KENNEY
                                   ------------------------------------
                                   Name: Brian A. Kenney
                                   Title: Vice President


                                GATX TERMINALS HOLDING CORPORATION


                                By: /s/ RONALD J. CIANCIO
                                   ------------------------------------
                                   Name: Ronald J. Ciancio
                                   Title: Vice President


                                KINDER MORGAN ENERGY PARTNERS, L.P.

                                By Kinder Morgan G.P., Inc., its general partner


                                By: /s/ JOSEPH LISTENGART
                                   ------------------------------------
                                   Name: Joseph Listengart
                                   Title: Vice President and
                                           General Counsel

                                   APPENDIX I

                                   DEFINITIONS

         The following terms shall have the following meanings:

          "Affiliate" means any Person controlling, controlled by or under common control with another "Person"; for purposes of this definition (and for such purposes only), "control" shall mean the ownership, directly or indirectly, of 50% or more of the outstanding common stock of a Person.

         "Agreement" means this First Amended Stock Purchase Agreement, including all Appendices, Schedules and Exhibits hereto, as it may be amended from time to time in accordance with its terms.

         "Asset Division" has the meaning set forth in Section 8A.5.

         "Audited September 30th Balance Sheet" means the audited combined balance sheet of the Terminals Companies and the Calnev Companies as of September 30, 2000.

          "Benefit Plans" means an employee benefit plan, program, policy, arrangement or agreement, including, but not limited to, employee welfare benefit plans and employee pension benefit plans as defined in Sections 3(1) and 3(2), respectively, of ERISA.

         "Bonus Plans" means the (a) GATX Continuity Incentive Plan; (b) GATX Safety Incentive Plan; (c) GATX Sales Retention Bonus Plan; (d) GATX Key Manager Retention Plan; (e) GATX Hot Skills Marketing Supplement Program; and (f) GATX Performance Bonus Program (the Management Incentive Program).

         "Calnev" means Calnev Pipe Line Company, a Delaware corporation.

         "Calnev Acquisition Proposal" means any proposal for a merger or other business combination to which the Calnev Companies are a party or the direct or indirect acquisition of any equity interest in, or a substantial portion of the assets of, the Calnev Companies other than the transactions contemplated by this Agreement.

         "Calnev Adjustments" means, with respect to any financial statements related to the Calnev Companies delivered by Seller to Purchaser hereunder, the following: (a) exclusion of all intercompany balances with Seller and its Affiliates, (b) exclusion of all cash balances and (c) exclusion of accruals for pension liabilities, Other Post-Employment Benefits (other than with respect to the Calnev Continuing Union Employees), workers' compensation and long-term disability.

         "Calnev Aggregate Non-Current Balance Sheet Liability" means the aggregate of all liabilities shown on the Calnev Closing Balance Sheet or the Calnev September 30th Balance Sheet (as applicable) of the Calnev Companies other than current liabilities; provided, however, that a new liability set forth on the Calnev Closing Balance Sheet that was not set forth on the Calnev September 30th Balance Sheet shall not be included in the determination of Calnev

Aggregate Non-Current Balance Sheet Liability as shown on a Calnev Closing Balance Sheet to the extent that such liability was incurred to fund the acquisition of a non-current asset which is reflected on the Calnev Closing Balance Sheet in an amount at least equal to the related indebtedness.

         "Calnev Arbitrating Accounting Firm" shall have the meaning set forth in Section 1A.3 (d).

         "Calnev Asset Allocation" shall have the meaning set forth in Section 1A.4.

         "Calnev Bargaining Agreements" shall have the meaning set forth in
Section 5A.3(f).

         "Calnev Closing" shall have the meaning set forth in Section 1A.2.

         "Calnev Closing Balance Sheet" means the unaudited, pro forma consolidated balance sheet of the Calnev Companies as of the Calnev Closing Date, prepared on a basis consistent with the Calnev September 30th Balance Sheet (including, without limitation, taking into account the Calnev Adjustments), which Calnev Closing Balance Sheet shall not reflect any events subsequent to the Calnev Closing or related to the sale of the Calnev Companies as contemplated herein.

         "Calnev Closing Date" shall have the meaning set forth in Section 8A.1.

         "Calnev Companies" shall have the meaning set forth in Section 2A.2(a).

         "Calnev Company Competing Transaction" shall have the meaning set forth in Section 4A.6.

         "Calnev Continuing Employees" shall have the meaning set forth in
Section 5A.3(a).

         "Calnev Debt Adjustment" means the difference between the Calnev Aggregate Non-Current Balance Sheet Liability as shown on a Calnev September 30th Balance Sheet and the Calnev Aggregate Non-Current Balance Sheet Liability as shown on a Calnev Closing Balance Sheet.

         "Calnev Dispute Notice" shall have the meaning set forth in Section 1A.3 (d).

         "Calnev Employees" shall have the meaning set forth in Section 5A.3.

         "Calnev Continuing Union Employees" shall have the meaning set forth in
Section 5A.3(f).

         "Calnev Environmental Permits" shall have the meaning set forth in
Section 2A.19.

         "Calnev Environmental Warranty" means a representation or warranty in
Section 2A.18.

         "Calnev Initial Payment" shall have the meaning set forth in Section 1A.3(d).

         "Calnev Intellectual Property" means domestic and foreign: (a) registered and unregistered trade names, trademarks and service marks; (b) patent registrations and patent applications; and (c) copyright registrations and copyright applications that, in each case, are material to the operation of the business of the Calnev Companies.

          "Calnev Insurance Policies" means the policies or binders of fire, liability and any other insurance listed on Schedule 2.16 held by or on behalf of the Calnev Companies and covering its assets and operations which are material to the operation of the business of the Calnev Companies. Schedule 2.16 accurately identifies the types, policy limits and coverage amounts of such insurance coverage, including whether such policies of liability insurance are "claims made" or "occurrence based."

         "Calnev Leased Real Property" means any real property that (a) is the subject of a lease to which any Calnev Company is a party as lessee, (b) is material to the conduct of the business of any of the Calnev Companies as it is currently being conducted and (c) requires aggregate annual rent payments from the Calnev Companies of $100,000 or more but shall not include any lease of any pipeline interest.

         "Calnev Loss" or "Calnev Losses" means any and all damages, losses, actions, proceedings, causes of action, obligations, liabilities, claims, encumbrances, penalties, demands, assessments, judgments, costs and expenses including, without limitation, court costs and reasonable attorneys' and consultants' fees and costs of litigation but in any event shall exclude (a) any interest with respect thereto or (b) consequential, punitive, special or incidental damages or lost profits claimed, incurred or suffered by any Calnev Purchaser Indemnified Party; provided, that the exclusion set forth in this clause (b) shall not apply with respect to consequential, punitive, special or indirect damages or lost profits otherwise subject to indemnity under Article 9A of this Agreement and required to be paid by any Calnev Purchaser Indemnified Party to any Person who is not an Affiliate (other than natural persons, including current and former employees) of any Calnev Purchaser Indemnified Party.

         "Calnev Maintenance Capital Expenditure" means the amount of a capital expenditure necessary to replace or maintain assets due to obsolescence or wear and tear; maintain or enhance the health of persons affected by the operation of the business of the Calnev Companies; required due to government regulation or regulatory order; or required for the protection of the environment.

         "Calnev Material Adverse Effect" means a material adverse effect on the assets, operations or financial condition of the Calnev Companies taken as a whole; provided, that, for purposes of this Agreement, a Calnev Material Adverse Effect shall not include (a) changes to the industry or markets in which the Calnev Companies operate that are not unique to the Calnev Companies and (b) any change resulting from the announcement or disclosure of the transactions contemplated herein.

         "Calnev Material Contracts" shall have the meaning set forth in Section 2A.14(a).

         "Calnev Permitted Liens" means (a) Liens reflected on the Calnev September 30th Balance Sheet; (b) Liens arising by operation of Law for taxes not yet due and payable; (c) the rights of customers, suppliers and subcontractors in the ordinary course of business under general principles of commercial law; (d) Liens that would not reasonably be expected to have a Calnev Material Adverse Effect; and (e) Liens noted on Schedule 2.5.

         "Calnev Plans" shall have the meaning set forth in Section 2A.13.

         "Calnev Pre-Closing Date Period" shall have the meaning set forth in
Section 10A.1(a).

          "Calnev Purchase Price" shall have the meaning set forth in Section 1A.2.

         "Calnev Purchaser Indemnified Parties" shall have the meaning set forth in Section 9A.2.

         "Calnev Real Property" means any real property that (a) is owned in whole or in part by any Calnev Company, (b) is material to the conduct of the business of such Calnev Company as it is currently being conducted and (c) has a market value of $1,000,000 or more.

         "Calnev Sale" means the purchase and sale of the GPL Stock contemplated by this Agreement and the transactions related thereto.

         "Calnev Seller Indemnified Parties" shall have the meaning set forth in
Section 9A.3.

         "Calnev September 30th Balance Sheet" means the consolidated balance sheet of the Calnev Companies as of September 30, 2000 that (i) reflects the Calnev Adjustments and (ii) was derived from the Audited September 30th Balance Sheet.

          "Calnev Subsidiary Plan" shall have the meaning set forth in Section 2A.13.

         "Calnev Tax Items" shall have the meaning set forth in Section
10A.2(a).

         "Calnev Tax Losses" shall have the meaning set forth in Section
10A.1(a).

         "Calnev Tax Warranty" means a representation or warranty in Section 2A.11.

         "Calnev Title and Authorization Warranty" means a representation or warranty in Section 2A.1, 2A.2 or 3.1.

         "Calnev Working Capital" means current assets of the Calnev Companies minus current liabilities of the Calnev Companies, excluding (i) cash, (ii) intercompany obligations between and among the Calnev Companies and Seller or its Affiliates and (iii) the cash and other proceeds received by the Calnev Companies in connection with the divestiture of any asset between the date hereof and the Calnev Closing pursuant to Section 4.3A(e) hereof.

         "Calnev Working Capital Adjustment" means the difference between Calnev Working Capital as shown on the Calnev September 30th Balance Sheet and Calnev Working Capital as shown on a Calnev Closing Balance Sheet.

         "CalPUC" means the California Public Utility Commission.

         "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq., as amended.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Combined Financial Statements" means the GATX Terminals Corporation Combined Financial Statements for the Year-Ended December 31, 2000 (including the Calnev Companies) attached hereto as Schedule 2.9(a), with the Report of Independent Auditors.

         "Confidentiality Agreement" means that certain Letter Agreement dated July 21, 2000 between Terminals and Purchaser as amended from time to time.

         "Contracts" means all contracts (written or oral), plans, undertakings, commitments or agreements (including, without limitation, intercompany contracts).

         "DOJ" shall have the meaning set forth in Section 4.4.

         "EINs" shall have the meaning set forth in Section 11.20.

         "Environmental Laws" means all federal, state and local civil and criminal laws, regulations, rules, ordinances, codes, decrees, judgments, injunctions, directives or judicial or administrative orders relating to the pollution, preservation or protection of the environment, natural resources or human health and safety, including, without limitation, laws relating to Releases or threatened Releases of Hazardous Substances (including, without limitation, Releases to ambient air, surface water, groundwater, land, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, transport, disposal or handling of Hazardous Substances.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" means any Person which, together with another Person, constitutes a single employer within the meaning of Section 414 of the Code or a "controlled group" within the meaning of Section 4001(a)(14) of ERISA."

         "Excluded Companies" means GATX Terminals Antwerpen, N.V.; GATX Dutch Holding Corporation B.V.; GATX Terminals Asia Private Limited; GATX Terminals B.V.; GATX Terminals Limited; GATX Terminals Overseas Holding Corporation; Paktank Midland Storage Ltd.; Unitank Storage Co. Ltd.; GATX Terminals (Pulau Busing) Limited; GATX Spanish Holding Corporation, S.L.; Corporacion Industrial Portuaria S.A. de C.V.; GATX Siam Limited; GATX Terminals (Jurong) Pte. Ltd.; Kertih Terminals SDN BHD; Manchester Jetline Limited; Nippon Chemical Handling Co.; Nippon GATX Company Limited; Shandong Lanshan GATX Terminals Co., Ltd.; Terminales Portuaria, S.A. (TEPSA); Wymondham Oil Storage Co. Limited; GATX Thai Terminals; GATX Terminals de Argentina S.A.; GATX Servicios S.A.; GATX Terminals Latin America Holding Corp.; GATX Terminals de Mexico S.A. de C.V.; Corporacion Industrial Portuaria S.A. de C.V.; TPE, GPS, GATX SI, Inc., GPL, Calnev and GATX Las Vegas Corporation.

         "FTC" shall have the meaning set forth in Section 4.4.

         "GAAP" means United States generally accepted accounting principles in use from time to time.

         "GATX Non-Qualified Plan" shall have the meaning set forth in Section 5.3(e).

         "GATX Qualified Plans" shall have the meaning set forth in Section 5.3(b).

         "Governmental Authority" means any United States federal, state, provincial or municipal entity, any foreign government and any political subdivision or other executive, legislative, administrative, judicial, quasi-judicial or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign.

         "GPL" shall have the meaning specified in the recitals.

         "GPL Stock" shall have the meaning set forth in Section 1A.1.

         "GPS" means, collectively, GATX Product Services, LP, a Delaware limited partnership, and GATX Management Services, LLC, a Delaware limited liability company.

         "Hazardous Substances" means any pollutant, contaminant, petroleum or petroleum product, dangerous or toxic substance, hazardous or extremely hazardous substance or chemical, or otherwise hazardous material regulated under Environmental Laws.

         "Holdings" shall have the meaning specified in the preamble hereof.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "Indemnified Person" means the Person or Persons entitled to, or claiming a right to, indemnification under Article 9 or Article 9A.

         "Indemnifying Person" means the Person or Persons claimed by the Indemnified Person to be obligated to provide indemnification under Article 9 or
Article 9A.

         "Insurance Premium" shall have the meaning set forth in Section 4.13.

         "Insurer" shall have the meaning set forth in Section 4.13.

         "IRS" means the Internal Revenue Service.

         "Judicial Action" shall have the meaning set forth in Section 11.10.

         "Law" means any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed to or imposed by any court or other governmental authority or body.

         "License Term" shall have the meaning set forth in Section 5.12.

          "Lien" means any lien, security interest, charge, claim, mortgage, deed of trust, option, lease or other encumbrance.

         "Limited Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of Purchaser dated as of January 14, 1998, and effective as of February 14, 1997.

         "Loss" or "Losses" means, collectively, Terminals Loss, Terminals Losses, Calnev Loss and Calnev Losses.

         "MWRD" shall have the meaning set forth in Section 4.15.

         "New Calnev" shall have the meaning set forth in Section 8A.5(a).

         "New Calnev Closing" means the effective time of each of the Asset Division, the Operating Agreement and the New Calnev Sale, all of which shall be deemed to occur simultaneously.

          "New Calnev Sale" shall have the meaning set forth in Section 8A.5(d).

         "New Calnev Purchase Price" shall have the meaning set forth in Section 8A.5(d).

         "Nippon" shall have the meaning set forth in Section 5.11.

         "Operating Agreement" shall have the meaning set forth in Section 8A.5(c).

         "Operator" shall have the meaning set forth in Section 8A.5(c)(i).

         "Parent Group" shall have the meaning set forth in Section 10.2(a).

         "Person" means any individual, corporation, partnership, association, limited liability company, trust, governmental or quasi-governmental authority or body or other entity or organization.

         "Prime Interest Rate" shall have the meaning set forth in Section
1.3(b).

         "Purchase Price" means the aggregate of (a) the Terminals Purchase Price and (b) in the event that either the Calnev Closing or the New Calnev Closing occurs, the Calnev Purchase Price or the New Calnev Purchase Price (as applicable).

         "Purchaser" shall have the meaning specified in the preamble hereof.

         "Purchaser Employer" shall have the meaning set forth in Section
5.3(a).

         "Purchaser Hourly Pension Plan" shall have the meaning set forth in
Section 5.3(f).

         "Purchase Indemnified Parties" means, collectively, the Terminals Purchaser Indemnified Parties or the Calnev Purchaser Indemnified Parties.



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

         "Purchaser Plans" shall have the meaning set forth in Section 5.3(g).

         "Purchaser Savings Plan" shall have the meaning set forth in Section 5.3(c).

         "Purchaser Welfare Benefits Plan" shall have the meaning set forth in
Section 5.3(d).

         "Rail" shall have the meaning specified in the preamble hereof.

         "Regulations" means the Treasury Regulations promulgated under the Code.

         "Related Agreement" means any contract that is or is to be entered into at the Terminals Closing or Calnev Closing or otherwise pursuant to this Agreement including, without limitation, the Confidentiality Agreement and the Services Agreement. The Related Agreements executed by a specified Person shall be referred to as "such Person's Related Agreements," "its Related Agreements" or another similar expression.

         "Release" means any discharge, emission, spilling, leaking, pumping, pouring, injecting, dumping, leaching, migrating or disposing into or through the environment of any Hazardous Substance including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Substance.

         "Retained Assets and Liabilities" shall have the meaning set forth in
Section 8A.5(b).

         "Schedule 9.2(a) Matters" shall have the meaning set forth in Section 9.2(a).

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Seller" shall have the meaning specified in the preamble hereof.

         "Seller Hourly Pension Plan" shall have the meaning set forth in
Section 5.3(f).

         "Seller Indemnified Parties" means, collectively, the Terminals Seller Indemnified Parties as the Calnev Seller Indemnified Parties.

         "Seller Pension Plan" shall have the meaning set forth in Section
5.3(b).

         "Seller Savings Plan" shall have the meaning set forth in Section
5.3(b).

         "Seller's Calnev Tax" shall have the meaning set forth in Section 10A.2(c).

         "Seller's Terminals Tax" shall have the meaning set forth in Section 10.2(c).

          "Seller Welfare Benefit Plans" shall have the meaning set forth in
Section 5.3(d).

         "Stock" means, collectively, the Terminals Stock and the GPL Stock.

         "Tax" or "Taxes" mean all taxes, charges, fees, duties, levies or other assessments, including (without limitation) income, gross receipts, capital stock, net proceeds, ad valorem,




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

turnover, real, personal and other property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, unitary, severance and employees' income withholding, unemployment and Social Security taxes, duties, assessments and charges (including the recapture of any tax items such as investment tax credits), which are imposed by the United States, or any Governmental Authority, including, without limitation, any interest, penalties or additions to tax related thereto imposed by any Governmental Authority (including any interest or penalties with respect to such Taxes).

         "Tax Period" or "Taxable Period" means any period prescribed by any Governmental Authority for which a Tax Return is required to be filed or a Tax is required to be paid.

         "Tax Return" means all returns and reports of or with respect to Taxes required to be filed with any Governmental Authority or depository.

         "Tax Statute of Limitations Date" means the close of business on the 45th day after the expiration of the applicable statute of limitations with respect to Taxes, including any extensions thereof (or if such date is not a Business Day, the next Business Day).

         "Terminals" shall have the meaning set forth in the preamble hereof.

         "Terminals Acquisition Proposal" means any proposal for a merger or other business combination to which the Terminals Companies are a party or the direct or indirect acquisition of any equity interest in, or a substantial portion of the assets of, the Terminals Companies other than the transactions contemplated by this Agreement.

         "Terminals Adjustments" means, with respect to any financial statements related to the Terminals Companies delivered by Seller to Purchaser hereunder, the following: (a) exclusion of the assets, liabilities and results of operations of the Excluded Companies, (b) exclusion of all intercompany balances with Seller and its Affiliates, (c) exclusion of all cash balances and (d) exclusion of accruals for pension liabilities, Other Post-Employment Benefits (other than with respect to the Terminals Continuing Union Employees), workers compensation and long-term disability.

         "Terminals Aggregate Non-Current Balance Sheet Liability" means the aggregate of all liabilities shown on the Terminals Closing Balance Sheet or the Terminals September 30th Balance Sheet (as applicable) other than current liabilities; provided, however, that a new liability set forth on the Terminals Closing Balance Sheet that was not set forth on the Terminals September 30th Balance Sheet shall not be included in the determination of Terminals Aggregate Non-Current Balance Sheet Liability as shown on the Terminals Closing Balance Sheet to the extent that such liability was incurred to fund the acquisition of a non-current asset which is reflected on the Terminals Closing Balance Sheet in an amount at least equal to the related indebtedness.

         "Terminals Arbitrating Accounting Firm" shall have the meaning set forth in Section 1.3(c).

         "Terminals Asset Allocation" shall have the meaning set forth in
Section 1.4.



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

         "Terminals Bargaining Agreements" shall have the meaning set forth in
Section 5.3(f).

         "Terminals Closing" shall have the meaning set forth in Section 1.2.

         "Terminals Closing Balance Sheet" means the unaudited, pro forma consolidated balance sheet of the Terminals Companies as December 31, 2000, prepared on a basis consistent with the respective Terminals September 30th Balance Sheet (including, without limitation, taking into account the Terminals Adjustments), which Terminals Closing Balance Sheet shall not reflect any events subsequent to December 31, 2000 or related to the sale of Terminals as contemplated herein.

         "Terminals Closing Date" means March 1, 2001.

         "Terminals Companies" shall have the meaning set forth in Section 2.2.

         "Terminals Companies Plans" shall have the meaning set forth in Section 2.13(a).

         "Terminals Companies December 31, 2000 Financial Statements" means the unaudited consolidated financial statements of the Terminals Companies as of December 31, 2000, which Terminals Companies December 31, 2000 Financial Statements reflect the Terminals Adjustments.

         "Terminals Company Competing Transaction" shall have the meaning set forth in Section 4.9.

         "Terminals Continuing Employee" shall have the meaning set forth in
Section 5.3(a).

         "Terminals Continuing Union Employees" shall have the meaning set forth in Section 5.3(f).

         "Terminals Designated Approvals" shall have the meaning set forth in
Section 4.14.

         "Terminals Dispute Notice" shall have the meaning set forth in Section 1.3(c).

         "Terminals Employees" shall have the meaning set forth in Section 5.3.

         "Terminals Environmental Permits" shall have the meaning set forth in
Section 2.19.

         "Terminals Environmental Warranty" means a representation or warranty in Section 2.18.

         "Terminals Facilities" shall have the meaning set forth in Section
4.13.

         "Terminals Intellectual Property" means domestic and foreign: (a) registered and unregistered trade names, trademarks and service marks; (b) patent registrations and patent applications; and (c) copyright registrations and copyright applications that, in each case, are material to the operation of the business of the Terminals Companies.

         "Terminals Initial Payment" shall have the meaning set forth in Section 1.3(c).



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

         "Terminals Insurance Policies" means the policies or binders of fire, liability and any other insurance listed on Schedule 2.16 held by or on behalf of the Terminals Companies and covering their respective assets and operations which in each case are material to the operation of the business of Terminals.
Schedule 2.16 accurately identifies the types, policy limits and coverage amounts of such insurance coverage, including whether such policies of liability insurance are "claims made" or "occurrence based."

         "Terminals Leased Real Property" means any real property that (a) is the subject of a lease to which any Terminals Company is a party as lessee, (b) is material to the conduct of the business of such Terminals Company as it is currently being conducted and (c) requires aggregate annual rent payments from such Terminals Company of $100,000 or more but shall not include any lease of any pipeline interest.

         "Terminals Loss" or "Terminals Losses" means any and all damages, losses, actions, proceedings, causes of action, obligations, liabilities, claims, encumbrances, penalties, demands, assessments, judgments, costs and expenses including, without limitation, court costs and reasonable attorneys' and consultants' fees and costs of litigation but in any event shall exclude (a) any interest with respect thereto or (b) consequential, punitive, special or incidental damages or lost profits claimed, incurred or suffered by any Terminals Purchaser Indemnified Party; provided, that the exclusion set forth in this clause (b) shall not apply with respect to consequential, punitive, special or indirect damages or lost profits otherwise subject to indemnity under Article 9 of this Agreement and required to be paid by any Terminals Purchaser Indemnified Party to any Person who is not an Affiliate (other than natural persons, including current and former employees) of any Terminals Purchaser Indemnified Party.

         "Terminals Maintenance Capital Expenditure" means the amount of a capital expenditure necessary to replace or maintain assets due to obsolescence or wear and tear; maintain or enhance the health of persons affected by the operation of the business of the Terminals Companies; required due to government regulation or regulatory order; or required for the protection of the environment.

         "Terminals Material Adverse Effect" means a material adverse effect on the assets, operations or financial condition of the Terminals Companies taken as a whole; provided, that, for purposes of this Agreement, a Terminals Material Adverse Effect shall not include (a) changes to the industry or markets in which the Terminals Companies operate that are not unique to the Terminals Companies and (b) any change resulting from the announcement or disclosure of the transactions contemplated herein.

         "Terminals Material Contracts" shall have the meaning set forth in
Section 2.14(a).

         "Terminals Permitted Liens" means (a) Liens reflected in the Terminals Companies December 31, 2000 Financial Statements; (b) Liens arising by operation of Law for taxes not yet due and payable; (c) the rights of customers, suppliers and subcontractors in the ordinary course of business under general principles of commercial law; (d) Liens that would not reasonably be expected to have a Terminals Material Adverse Effect; and (e) Liens noted on Schedule 2.5.

         "Terminals Pre-Closing Date Period" shall have the meaning set forth in
Section 10.1.



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

         "Terminals Purchase Price" shall have the meaning set forth in Section 1.2.

         "Terminals Purchaser Indemnified Parties" shall have the meaning set forth in Section 9.2.

         "Terminals Real Property" means any real property that (a) is owned in whole or in part by any Terminals Company, (b) is material to the conduct of the business of such Terminals Company as it is currently being conducted and (c) has a market value of $1,000,000 or more.

         "Terminals Sale" means the purchase and sale of the Terminals Stock contemplated by this Agreement and the transactions related thereto.

         "Terminals Seller Indemnified Parties" shall have the meaning set forth in Section 9.3.

         "Terminals September 30th Balance Sheet" means the consolidated balance sheet of the Terminals Companies as of September 30, 2000 attached hereto as Exhibit D, that (i) reflects the Terminals Adjustments and (ii) was derived from the Audited September 30th Balance Sheet.

         "Terminals Stock" shall have the meaning set forth in Section 1.1.

         "Terminals Subsidiary Plan" shall have the meaning set forth in Section 2.13(a).

         "Terminals Tax Items" shall have the meaning set forth in Section 10.2(a).

         "Terminals Tax Losses" shall have the meaning set forth in Section 10.1(a).

         "Terminals Tax Warranty" means a representation or warranty in Section 2.11.

         "Terminals Title and Authorization Warranty" means a representation or warranty in Section 2.1, 2.2, or 3.1.

         "Terminals Working Capital" means current assets of the Terminals Companies minus current liabilities of the Terminals Companies, excluding (i) cash, (ii) intercompany obligations between and among the Terminals Companies and Seller or its Affiliates and (iii) the cash and other proceeds received by a Terminals Company in connection with the divestiture of any asset between the date hereof and the Terminals Closing pursuant to Section 4.3(e) hereof.

         "Terminals Working Capital Adjustment" means the difference between Terminals Working Capital as shown on the Terminals September 30th Balance Sheet and Terminals Working Capital as shown on the Terminals Closing Balance Sheet.

          "TPE" shall have the meaning set forth in Section 5.9.

         "Transaction Taxes" means all sales, use, transfer, filing, recordation, registration and similar taxes and fees arising from or associated with the transactions contemplated hereunder, but shall not include any taxes based on income.

         "Transferable Assets and Liabilities" shall have the meaning set forth in Section 8A.5(a).



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

         "Treasury Regulations" means the regulations promulgated from time to time under the Code.

         "WARN" shall have the meaning set forth in Section 5.3(a).



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